PROSPECTUS
===============================================================================

The Contracts offered in connection with this Prospectus are the Retirement Plus and Voluntary Contracts, which are group deferred variable annuity contracts (the "Contracts") issued by Aetna Life Insurance and Annuity Company ("Company"). See "Purchase." The Contracts are designed to fund plans that provide for retirement income and are established under the Internal Revenue Code of 1986, as amended ("Code"). Amounts held under a Contract may be entitled to tax-deferred treatment under certain sections of the Code.

Each Contract allows values to accumulate under variable investment options or credited interest options, or a combination of these investment options. They also provide for the payment of annuity benefits on a variable or fixed basis, or a combination thereof.

The variable investment options ("Funds") currently available through Variable Annuity Account C (the "Separate Account") under the Contracts described in this Prospectus are as follows:


[bullet] Aetna Ascent VP (formerly known as Aetna Ascent Variable Portfolio) [bullet] Aetna Balanced VP, Inc. (formerly known as Aetna Investment Advisers
         Fund, Inc.)
[bullet] Aetna Income Shares d/b/a Aetna Bond VP
[bullet] Aetna Crossroads VP (formerly known as Aetna Crossroads Variable
         Portfolio)
[bullet] Aetna Growth VP (formerly known as Aetna Variable Growth Portfolio) [bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP
[bullet] Aetna High Yield VP
[bullet] Aetna Index Plus Large Cap VP (formerly known as Aetna Variable Index
         Plus Portfolio)
[bullet] Aetna Index Plus Mid Cap VP
[bullet] Aetna Index Plus Small Cap VP
[bullet] Aetna International VP
[bullet] Aetna Legacy VP (formerly known as Aetna Legacy Variable Portfolio) [bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP
[bullet] Aetna Real Estate Securities VP
[bullet] Aetna Small Company VP (formerly known as Aetna Variable Small Company
         Portfolio)
[bullet] Aetna Value Opportunity VP (formerly known as Aetna Variable Capital
         Appreciation Portfolio)
[bullet] Calvert Social Balanced Portfolio (formerly known as Calvert
         Responsibly Invested Portfolio)
[bullet] Fidelity VIP Equity-Income Portfolio
[bullet] Fidelity VIP Growth Portfolio
[bullet] Fidelity VIP Overseas Portfolio
[bullet] Fidelity VIP II Contrafund Portfolio
[bullet] Janus Aspen Aggressive Growth Portfolio
[bullet] Janus Aspen Balanced Portfolio
[bullet] Janus Aspen Flexible Income Portfolio
[bullet] Janus Aspen Growth Portfolio
[bullet] Janus Aspen Worldwide Growth Portfolio
[bullet] Lexington Natural Resources Trust*
[bullet] Oppenheimer Global Securities Fund
[bullet] Oppenheimer Strategic Bond Fund
[bullet] Portfolio Partners MFS Emerging Equities Portfolio
[bullet] Portfolio Partners MFS Research Growth Portfolio
[bullet] Portfolio Partners MFS Value Equity Portfolio
[bullet] Portfolio Partners Scudder International Growth Portfolio
[bullet] Portfolio Partners T. Rowe Price Growth Equity Portfolio


 *This Fund is only available for investment by Participants who established an Individual Account under the Contract before May 1, 1998. As soon as all such Participants have redirected their allocations to other investment options, the Fund will be closed to all new investment (except reinvested dividends and capital gains earned on amounts already invested in the Fund through the Separate Account and loan repayments automatically deposited into the Fund pursuant to the Company's loan repayment procedures).

The credited interest options available for the accumulation of values are the Guaranteed Accumulation Account, the Fixed Plus Account and the Fixed Account. The Guaranteed Accumulation Account and the Fixed Plus Account are offered only in those jurisdictions in which they are approved. (See Appendices I, II and III.) The Fixed Account is available for accumulation only in limited circumstances. (See Appendix IV.) Except as specifically mentioned, this Prospectus describes only the variable investment options of the Contracts. Additional information about the Guaranteed Accumulation Account is also contained in an accompanying prospectus.

The availability of the above Funds and credited interest options is subject to applicable regulatory authorization. Not all Funds or credited interest options are available in all jurisdictions, under all Plans or under a particular Contract. Please check with your employer to determine option availability.

This Prospectus sets forth concisely the information about the Separate Account that a prospective investor should know before investing. Additional information about the Separate Account is contained in a Statement of Additional Information ("SAI") dated May 1, 1998, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the SAI is printed in this Prospectus. An SAI may be obtained without charge by indicating the request on the enrollment form or on the enclosed prospectus receipt for this Prospectus or by calling 1-800-525-4225. You may also obtain a SAI for any of the Funds by calling that phone number.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS AND THE GUARANTEED ACCUMULATION ACCOUNT. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON IS AUTHORIZED BY THE COMPANY TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

  THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ARE DATED MAY 1, 1998

                               TABLE OF CONTENTS
===============================================================================

DEFINITIONS ................................................. DEFINITIONS - 1
PROSPECTUS SUMMARY ..........................................     SUMMARY - 1
FEE TABLE ...................................................   FEE TABLE - 1
CONDENSED FINANCIAL INFORMATION ..........................................  1
PERFORMANCE DATA .........................................................  1
THE COMPANY ..............................................................  1
VARIABLE ANNUITY ACCOUNT C ...............................................  1
THE FUNDS ................................................................  2
   Mixed and Shared Funding ..............................................  5
   Fund Changes ..........................................................  5
   Fund Limitations ......................................................  5
PURCHASE .................................................................  5
   The Contracts .........................................................  5
   Eligible Contract Holders .............................................  5
   Purchase By Exchange ..................................................  5
   Contract Charges and Fees Options .....................................  5
   Responsibilities of Contract Holders ..................................  6
   Enrollment of Participants ............................................  6
   Contributions .........................................................  6
     Contribution Limits for Contracts Used with 403(b) Plans ............  6
     Contribution Limits for Contracts Used with 401(a)/401(k) Plans .....  6
   Distribution ..........................................................  7
DETERMINING INDIVIDUAL ACCOUNT CURRENT VALUE .............................  7
   Fund Record Units .....................................................  7
   Net Return Factor .....................................................  8
   Transfer Credits ......................................................  8
CONTRACT RIGHTS ..........................................................  8
   Right to Cancel .......................................................  8
   Rights Under the Contracts ............................................  8
     Rights Under the Retirement Plus Contract ...........................  8
     Rights Under the Voluntary Contract .................................  9
     Rights to your Individual Account ...................................  9
TRANSFERS AND ALLOCATION CHANGES .........................................  9
WITHDRAWALS ..............................................................  9
   Withdrawal Restrictions for Contracts Used with 403(b) and 401(k) Plans 10
   Reinvestment Privilege ................................................ 10
CONTRACT LOANS ........................................................... 10
CHARGES AND FEES DURING THE ACCUMULATION PERIOD .......................... 10
   Annual Maintenance Fee ................................................ 13
     Reduction or Elimination of the Maintenance Fee ..................... 13
   Withdrawal Fee ........................................................ 13
   Mortality and Expense Risk Charge ..................................... 14
   Administrative Expense Charge ......................................... 14

   Reduction of Mortality and Expense Risk and/or Administrative Charges........ 14
   Fund Expenses ............................................................... 15
   Premium and Other Taxes ..................................................... 15
CHARGES AND FEES DURING THE ANNUITY PERIOD ..................................... 15
   Mortality and Expense Risk Charge ........................................... 15
   Administrative Expense Charge ............................................... 15
   Withdrawal Fee .............................................................. 15
SYSTEMATIC DISTRIBUTION OPTIONS ................................................ 15
ANNUITY PERIOD ................................................................. 16
   Annuity Period Elections .................................................... 16
   Annuity Options ............................................................. 17
DEATH BENEFIT .................................................................. 18
   Accumulation Period ......................................................... 18
   Annuity Period .............................................................. 19
TAX STATUS ..................................................................... 19
   Introduction ................................................................ 19
   Taxation of the Company ..................................................... 19
   Contracts Used With Certain Retirement Plans ................................ 20
MISCELLANEOUS .................................................................. 22
   Voting Rights ............................................................... 22
   Modification of the Contracts ............................................... 23
   Contract Holder Inquiries ................................................... 23
   Telephone Transfers ......................................................... 23
   Payments .................................................................... 23
   Transfer of Ownership; Assignment ........................................... 23
   Legal Proceedings ........................................................... 23
   Legal Matters ............................................................... 23
   Year 2000 ................................................................... 23
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ............................ 25
APPENDIX I--GUARANTEED ACCUMULATION ACCOUNT .................................... 26
APPENDIX II--FIXED PLUS ACCOUNT ................................................ 27
APPENDIX III--FIXED PLUS ACCOUNT (Applicable only in limited circumstances) .... 29
APPENDIX IV--FIXED ACCOUNT (Applicable only in limited circumstances) .......... 31
APPENDIX V--EMPLOYEE APPOINTMENT OF EMPLOYER AS AGENT UNDER AN ANNUITY CONTRACT  33
APPENDIX VI--CONTRACTS ACQUIRED BY EXCHANGE .................................... 34
APPENDIX VII--CONDENSED FINANCIAL INFORMATION .................................. 36

                                  DEFINITIONS
===============================================================================

As used in this Prospectus, the following terms have the meanings shown:


Accumulation Period: The period during which Net Contribution(s) are applied to an Individual Account.

Adjusted Current Value: The Current Value of an Individual Account plus or minus any applicable aggregate GA Account Market Value Adjustment, if applicable.

Aggregate Current Value: Current Value of Individual Accounts under a Contract and other contracts of the same class as the Contract and covering employees of the employer maintaining the Plan. Where such other contract becomes effective after the date a Contract became effective, the aggregation will commence in accordance with the Company's existing administrative practice, but in no event later than the first day of the next succeeding anniversary date. Where such other contract is in existence prior to, or on the date a Contract became effective, the aggregation will commence on the date the Contract becomes effective.

Annuitant: A person on whose life an Annuity payment is based under a Contract.


Annuity: Payments of income:

  (a) For the life of one or two persons;

  (b) For a stated period; or

  (c) For some combination of (a) and (b).

Annuity Period: The period during which Annuity payments are made.

Annuity Unit: A measure of the value attributable to each Fund selected during the Annuity Period.

Beneficiary: Under the Retirement Plus Contract the Contract Holder is the Beneficiary. Under the Voluntary Contract, the Beneficiary is the person designated to receive any benefits which remain under a Contract after a Participant's death. The Participant designates a Beneficiary under a Voluntary Contract by providing written notice to the Company on the appropriate form.

Code: Internal Revenue Code of 1986, as amended.

Company: Aetna Life Insurance and Annuity Company, sometimes referred to as "we" or "us."

Contract(s): Either the Retirement Plus Contract or the Voluntary Contract offered by this Prospectus or both.

Contract Holder: The entity to which a Contract is issued. The Contract Holder is usually the employer.

Contribution: A payment received at the Company's Home Office and allocated to a Contract.

Current Value: For an Individual Account during the Accumulation Period, the Current Value is the total of:

  (a) The amount, if any, in the Fixed Plus Account, with interest earned to date; plus

  (b) The amount, if any, in the GA Account with interest earned to date; plus

  (c) The amount, if any, in the Fixed Account with interest earned to date;
  plus

  (d) The value of all Fund Record Units, if any, as of the most recent Valuation Period; less

  (e) Any Maintenance Fee(s) due.

Distributor(s): The registered broker-dealer(s) which have entered into selling agreements with the Company to offer and sell the Contracts. The Company may also serve as a Distributor.


--------------------------------------------------------------------------------
                                DEFINITIONS - 1

Employee Account: An Individual Account that will be credited with Participant Contributions, specifically employee salary reduction Contributions.

Employer Account: An Individual Account that will be credited with the employer Contributions.

ERISA: Employee Retirement Income Security Act of 1974.

Fixed Account: An accumulation option with a guaranteed minimum interest rate which is available for accumulation only in limited circumstances. See Appendix IV.

Fixed Plus Account: An accumulation option with a guaranteed minimum interest rate. The Company may credit a higher rate which is not guaranteed. See Appendices II and III.

Fund Record Units: Units representing the portion of the Net Contribution(s) applied to each Fund under the Separate Account.

Funds: The open-end registered management investment companies or separate investment portfolio thereof, in which the Separate Account invests.

General Account: The account holding the assets of the Company, other than those assets held in the Company's separate account(s).

Guaranteed Accumulation Account (GA Account or the GAA): An accumulation option where the Company guarantees stipulated rate(s) of interest for a specified period of time. See Appendix I.

Home Office: The Company's principal executive offices located at 151 Farmington Avenue, Hartford, Connecticut 06156.

Individual Account(s): Account(s) established for each Participant under each Contract in which he or she may be participating to keep a record of Current Values and transactions.

Maintenance Fee: A maintenance fee will be charged for each Participant under each Contract and will be deducted during the Accumulation Period from the sum under each Contract of the Current Value of Participant's Individual Accounts and upon full surrender of the Participant's Individual Accounts.

Market Value Adjustment: An adjustment to the amount withdrawn or transferred from the Guaranteed Accumulation Account prior to the end of that Guaranteed Term. The adjustment reflects the change in the value of the investment due to changes in interest rates since the date of deposit. See Appendix I and the prospectus for the Guaranteed Accumulation Account for a discussion of how the market value adjustment is actually calculated.

Net Contributions: A Contribution less applicable premium taxes.

Participant: An eligible person participating in the Plan maintained by the Contract Holder, for whom an Individual Account has been established by the Contract Holder, referred to as "you."

Plan Beneficiary: The person entitled to receive benefits under the Plan in the event of the Participant's death. Under the Voluntary Contract, the Beneficiary is the Plan Beneficiary. Where the Plan utilizes the Retirement Plus Contract, the Participant designates a Plan Beneficiary with the employer, pursuant to the terms of the Plan.

Plan(s): The Plan named on the cover of a Contract established under Code
Section 403(b) or Sections 401(a)/
401(k).

Retirement Plus Contract: The group deferred variable annuity contract offered in connection with this Prospectus which allows for employer Contributions and employee Contributions.

SEC: Securities and Exchange Commission.

Separate Account: Variable Annuity Account C, an account established by the Company under Section 38a-433 of the Connecticut General Statutes, that buys and holds shares of the Fund(s) available under a Contract.


--------------------------------------------------------------------------------
                                DEFINITIONS - 2

Systematic Distribution Options: certain withdrawal options offered by the Company under each Contract that are not considered annuity options.

Underwriter: The registered broker-dealer which contracts with other registered broker-dealers on behalf of the Separate Account to offer and sell the Contracts.

Valuation Period: The period of time from when the Company determines the Accumulation Unit Value and Annuity Unit Value of a variable investment option until the next time it determines such unit value. Currently, the calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

Valuation Reserve: A reserve established pursuant to the insurance laws of Connecticut to measure voting rights during the Annuity Period and the value of a commutation right available under the "Payments for a Specified Period" nonlifetime Annuity option when elected on a variable basis under a Contract.

Variable Annuity: An Annuity providing for the accumulation of values and/or for Annuity payments which vary in dollar amount with investment results.

Voluntary Contract: The group deferred variable annuity contract offered in connection with this Prospectus which allows only for employee Contributions.

Withdrawal Fee: If all or any portion of an Individual Account's Current Value is withdrawn during the Accumulation Period, a percentage of the amount withdrawn may be deducted so that the Company may recover sales and administrative related expenses.


--------------------------------------------------------------------------------
                                DEFINITIONS - 3

                              PROSPECTUS SUMMARY
===============================================================================

CONTRACTS OFFERED

     The Contracts offered in connection with this Prospectus are group deferred, variable annuity contracts. Under the Retirement Plus Contract, Contributions may be made by the Contract Holder (generally, the employer) and the Participants. Under the Voluntary Contract, Contributions may be made only by Participants. See "The Contracts," "Contract Rights" and "Miscellaneous."

     The Contracts are being offered in certain markets to fund Plans that are adopted under Sections 401(a) (including 401(k)) or 403(b) of the Code. Amounts held under the Plans may be entitled to tax-deferred treatment under the Code. Under the Plans, Contributions made under the Plan are forwarded by the Contract Holder to the Company.

PURCHASE

     Each Contract may be purchased by eligible organizations on behalf of a group made up of their employees. Eligible employees may participate in a Contract by completing an enrollment form (and any other required forms) and submitting it to the Company with an initial Contribution. See "Purchase."

WITHDRAWALS

     Each Contract allows withdrawals of all or a portion of your Individual Account Current Value during the Accumulation Period. Certain charges and fees may be assessed upon withdrawal from either Contract. See "Charges and Fees During the Accumulation Period." Limitations apply to withdrawals from the Fixed Plus Account. See Appendices II and III. The Code restricts full and partial withdrawals in certain circumstances. See "Tax Status -- Contracts Used With Certain Retirement Plans". Amounts withdrawn from the GAA may be subject to a Market Value Adjustment. See Appendix I.

WITHDRAWAL FEE

     Amounts withdrawn from either Contract may be subject to a Withdrawal Fee. The maximum Withdrawal Fee that could be assessed on a full or partial withdrawal is 8.5% of the total Contributions made to the Individual Account of a Contract. See "Charges and Fees During the Accumulation Period--Withdrawal Fee."

TAXES AND WITHHOLDING

     A 10% federal tax penalty and a 20% withholding for income tax may be imposed on certain withdrawals. See "Tax Status."

CONTRACT CHARGES

     Certain charges are associated with each Contract; for example, mortality and expense risk charges, administrative expense charges and Maintenance Fees. The Funds are also subject to certain fees and expenses. Contributions may also be subject to premium taxes. See "Charges and Fees During the Accumulation Period" for a complete explanation of these charges.

FREE LOOK PERIOD

     Contract Holders have the right to cancel their Contract and Participants have the right to cancel their participation in a Contract within 10 days (or longer if required by state law). Unless state law requires otherwise, the Company will return the full amount of Contributions increased or decreased by the investment performance of the variable funding options to which Contributions were deposited.


--------------------------------------------------------------------------------
                                  SUMMARY - 1

                                   FEE TABLE
===============================================================================

     The purpose of the Fee Table is to assist Contract Holders in understanding the various costs and expenses that may be borne, directly or indirectly, under each Contract. The costs and expenses will be based upon the charges and fees option the Contract Holder selects. The information listed reflects the charges due under each Contract, as well as the fees and expenses deducted from the Funds. Additional information regarding the charges and fees assessed under each Contract can be found under "Contract Charges and Fees Options" and "Charges and Fees During the Accumulation Period" in this Prospectus. Charges and expenses shown do not take into account premium taxes that may be applicable. For more information regarding expenses paid out of the assets of a particular Fund, see the Fund's prospectus.

CONTRACT HOLDER TRANSACTION EXPENSES

     WITHDRAWAL FEE for withdrawals under each Contract (as a percentage of amount withdrawn)(1):


Number of Years
Individual Account Has
Been Established                 Fee
------------------------------   ----
  Less than 5                     5%
  5 or more but less than 7       4%
  7 or more but less than 9       3%
  9 or more but less than 10      2%
  10 or more                      0%


ANNUAL MAINTENANCE FEE(2)


    Per Participant, Per Contract .........     $ 20.00


SEPARATE ACCOUNT ANNUAL EXPENSES

(Daily deductions, equal to the percentage shown on an annual basis, made from amounts allocated to the variable options under each Contract)


    Mortality and Expense Risk Charge(3) ...........   1.25%
    Administrative Expense Charge(4) ...............   0.25%
    Total Separate Account Annual Expenses .........   1.50%


------------------
(1) This sets forth the Withdrawal Fee schedule for 10 years, the maximum duration of the Withdrawal Fee. The total amount deducted for the Withdrawal Fee will not exceed 8.5% of the Contributions made to an Individual Account. See "Contract Charges and Fees Options" and "Charges and Fees During the Accumulation Period--Withdrawal Fee" for instances in which the Withdrawal Fee will only be charged for 5 years or not at all and for a description of this charge.

(2) This represents the maximum annual Maintenance Fee that will be deducted under a Contract. See "Contract Charges and Fees Options" and "Charges and Fees During the Accumulation Period--Annual Maintenance Fee" for instances in which this fee may be reduced and for a description of this charge. A Maintenance Fee, to the extent permitted by state law, is also deducted upon termination of an Individual Account.

(3) This represents the maximum mortality and expense risk charge that may be deducted under a Contract. See "Contract Charges and Fees Options" and "Charges and Fees During the Accumulation Period--Mortality and Expense Risk Charge" for instances in which this fee may be reduced and for a description of this charge.

(4) This represents the maximum annual administrative expense charge that will be deducted under a Contract. See "Contract Charges and Fees Options" and "Charges and Fees During the Accumulation Period--Administrative Expense Charge" for instances in which this fee may be reduced and for a description of this charge.

--------------------------------------------------------------------------------
                                 FEE TABLE - 1

FUND ANNUAL EXPENSES

     The following table illustrates the advisory fees and other expenses applicable to the Funds. Except as noted, the following figures are a percentage of average net assets and, except where otherwise indicated, are based on figures for the year ended December 31, 1997. A Fund's "Other Expenses" include operating costs of the Fund. These expenses shown below are reflected in the Fund's net asset value and are not deducted from the Individual Account Current Value under the Contract.




                                                      Investment
                                                   Advisory Fees(1)     Other Expenses
                                                    (after expense      (after expense       Total Fund
                                                    reimbursement)      reimbursement)     Annual Expenses
                                                  ------------------   ----------------   ----------------
Aetna Ascent VP(2)(3)                                     0.57%               0.23%              0.80%
Aetna Balanced VP, Inc.(3)                                0.50%               0.10%              0.60%
Aetna Bond VP(3)                                          0.40%               0.10%              0.50%
Aetna Crossroads VP(2)(3)                                 0.55%               0.25%              0.80%
Aetna Growth VP(2)(3)                                     0.16%               0.64%              0.80%
Aetna Growth and Income VP(3)                             0.50%               0.09%              0.59%
Aetna High Yield VP(2)(3)                                 0.47%               0.32%              0.80%
Aetna Index Plus Large Cap VP(2)(3)                       0.32%               0.23%              0.55%
Aetna Index Plus Mid Cap VP(2)(3)                         0.27%               0.33%              0.60%
Aetna Index Plus Small Cap VP(2)(3)                       0.27%               0.33%              0.60%
Aetna International VP(2)(3)                              0.77%               0.38%              1.15%
Aetna Legacy VP(2)(3)                                     0.49%               0.31%              0.80%
Aetna Money Market VP(3)                                  0.25%               0.10%              0.35%
Aetna Real Estate Securities VP(2)(3)                     0.62%               0.33%              0.95%
Aetna Small Company VP(2)(3)                              0.35%               0.60%              0.95%
Aetna Value Opportunity VP(2)(3)                          0.20%               0.60%              0.80%
Calvert Social Balanced Portfolio(4)                      0.69%               0.12%              0.81%
Fidelity VIP Equity-Income Portfolio(5)                   0.50%               0.08%              0.58%
Fidelity VIP Growth Portfolio(5)                          0.60%               0.09%              0.69%
Fidelity VIP Overseas Portfolio(5)                        0.75%               0.17%              0.92%
Fidelity VIP II Contrafund Portfolio(5)                   0.60%               0.11%              0.71%
Janus Aspen Aggressive Growth Portfolio(6)                0.73%               0.03%              0.76%
Janus Aspen Balanced Portfolio(6)                         0.76%               0.07%              0.83%
Janus Aspen Flexible Income Portfolio                     0.65%               0.10%              0.75%
Janus Aspen Growth Portfolio(6)                           0.65%               0.05%              0.70%
Janus Aspen Worldwide Growth Portfolio(6)                 0.66%               0.08%              0.74%
Lexington Natural Resources Trust                         1.00%               0.25%              1.25%
Oppenheimer Global Securities Fund                        0.70%               0.06%              0.76%
Oppenheimer Strategic Bond Fund                           0.75%               0.08%              0.83%
Portfolio Partners MFS Emerging Equities
 Portfolio(7)(8)                                          0.68%               0.13%              0.81%
Portfolio Partners MFS Research Growth
 Portfolio(7)(8)                                          0.70%               0.15%              0.85%
Portfolio Partners MFS Value Equity
 Portfolio(7)                                             0.65%               0.25%              0.90%
Portfolio Partners Scudder International
 Growth Portfolio(7)                                      0.80%               0.20%              1.00%
Portfolio Partners T. Rowe Price Growth
 Equity Portfolio(7)                                      0.60%               0.15%              0.75%


------------------
(1) Certain of the Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.


(2) Effective May 1, 1998, the Portfolios' adviser has agreed to waive a portion of its fee or to reimburse certain expenses so that aggregate expenses do not exceed the total expenses shown above. These fee waiver/expense reimbursement arrangements will increase total return and may be modified or terminated at any time.

    Without these fee waiver/expense reimbursement arrangements Management Fees and Total Expenses for the Portfolio would be higher. Management Fees and Total Expenses would be as follows: 0.60% and 0.83% for Ascent VP; 0.60% and 0.85% for Crossroads VP; 0.60% and 1.24% for Growth VP; 0.65% and 0.98% for High Yield VP; 0.35% and 0.58% for Index Plus Large Cap VP; 0.40% and 0.73% for Index Plus Mid Cap VP; 0.40% and 0.73% for Index Plus Small Cap VP; 0.85% and 1.23% for International VP; 0.60% and 0.91% for Legacy VP; 0.75% and 1.08% for Real Estate Securities VP; 0.75% and 1.35% for Small Company VP; and 0.60% and 1.20% for Value Opportunity VP, respectively.



--------------------------------------------------------------------------------
                                 FEE TABLE - 2

(3) Prior to May 1, 1998, the investment adviser provided administrative services to the Fund and assumed the Fund's ordinary recurring direct costs under an Administrative Services Agreement. Effective May 1, 1998, the investment adviser will continue to provide administrative services to the Fund but will no longer assume all of the Fund's ordinary recurring direct costs under the Administrative Services Agreement. The Administrative Fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1997, but reflect the fee payable under the new Administrative Services Agreement and estimates of the Fund's ordinary recurring direct costs.

    High Yield VP, Index Plus Mid Cap VP, Index Plus Small Cap VP, International VP and Real Estate Securities VP commenced operations in December 1997, therefore, estimates are based on expenses incurred for similar funds. Actual expenses incurred may be more or less than the amounts shown above.

(4) The figures above are based on expenses for the fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% for the Portfolio expected to be incurred in 1998. "Management Fees" includes a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55%. "Other Expenses" reflect an indirect fee of 0.03% (relating to an expense offset arrangement with the Portfolio's custodian). Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78%.

(5) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses would have been 0.57% for Equity-Income Portfolio; 0.67% for Growth Portfolio; 0.90% for Overseas
    Portfolio: and 0.68% for Contrafund Portfolio.

(6) Management fees for Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reflect a reduced fee schedule effective July 1, 1997. The management fees shown above are based on the new rate applied to net assets as of December 31, 1997. Other expenses are based on gross expenses of the shares before expense offset arrangements for the fiscal year ended December 31, 1997. The information for each Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses for the shares would have been 0.74%, 0.04%, and 0.78% for Aggressive Growth Portfolio; 0.77%, 0.06%, and 0.83% for Balanced Portfolio; 0.74%, 0.04%, and 0.78%
    for Growth Portfolio; and 0.72%, 0.09%, and 0.81% for Worldwide Growth Portfolio, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(7) Each Portfolio's aggregate expenses are contractually limited to the advisory and administrative fees disclosed above. The investment adviser will not seek an increase in its advisory or administrative fee at any time prior to May 1, 1999.

(8) The advisory fee is 0.70% of the first $500 million in assets and 0.65% on the excess.


--------------------------------------------------------------------------------
                                 FEE TABLE - 3

HYPOTHETICAL ILLUSTRATION (EXAMPLE)

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.


The following Examples illustrate the expenses that would have been paid assuming a $1000 investment in the Contract and a 5% return on assets. The Examples assume that (i) a withdrawal charge will be applicable for a 10-year period, (ii) a transfer credit will apply, and (iii) less than $500,000 in assets will be held by the Company. Accordingly, the Individual Account is subject to a mortality and expense risk charge of 1.25%, an administrative expense charge of 0.25%, $15.00 annual Maintenance Fee as an annual charge of 0.088% of the assets held in the Separate Account under the Contracts, and a Withdrawal Fee for 10 years. See "Charges and Fees During the Accumulation Period."


                                                               EXAMPLE A                              EXAMPLE B
                                                --------------------------------------- --------------------------------------
                                                If you withdraw your entire Account      If you do not withdraw your Account
                                                Value at the end of the periods shown,   Value, or if you annuitize at the end of
                                                you would pay the following expenses,    the periods shown, you would pay the
                                                including any applicable deferred        following expenses (no deferred sales
                                                sales charge:                            charge is reflected):*

                                                1 year   3 years   5 years   10 years     1 year   3 years   5 years   10 years
                                                -------- --------- --------- ----------   -------- --------- --------- ---------
Aetna Ascent VP                                    $75      $129      $173      $272         $24      $74       $127      $272
Aetna Balanced VP, Inc.                            $74      $123      $163      $252         $22      $68       $117      $252
Aetna Bond VP                                      $73      $120      $158      $242         $21      $65       $112      $242
Aetna Crossroads VP                                $75      $129      $173      $272         $24      $74       $127      $272
Aetna Growth VP                                    $75      $129      $173      $272         $24      $74       $127      $272
Aetna Growth and Income VP                         $73      $123      $163      $251         $22      $68       $117      $251
Aetna High Yield VP                                $75      $129      $173      $272         $24      $74       $127      $272
Aetna Index Plus Large Cap VP                      $73      $121      $161      $247         $22      $67       $115      $247
Aetna Index Plus Mid Cap VP                        $74      $123      $163      $252         $22      $68       $117      $252
Aetna Index Plus Small Cap VP                      $74      $123      $163      $252         $22      $68       $117      $252
Aetna International VP                             $79      $138      $190      $307         $28      $85       $145      $307
Aetna Legacy VP                                    $75      $129      $173      $272         $24      $74       $127      $272
Aetna Money Market VP                              $71      $116      $151      $226         $20      $61       $105      $226
Aetna Real Estate Securities VP                    $77      $133      $180      $287         $26      $79       $135      $287
Aetna Small Company VP                             $77      $133      $180      $287         $26      $79       $135      $287
Aetna Value Opportunity VP                         $75      $129      $173      $272         $24      $74       $127      $272
Calvert Social Balanced Portfolio                  $76      $129      $173      $273         $24      $75       $128      $273
Fidelity VIP Equity-Income Portfolio               $73      $122      $162      $250         $22      $68       $116      $250
Fidelity VIP Growth Portfolio                      $74      $125      $168      $261         $23      $71       $122      $261
Fidelity VIP Overseas Portfolio                    $77      $132      $179      $284         $25      $78       $133      $284
Fidelity VIP II Contrafund Portfolio               $75      $126      $169      $263         $23      $72       $123      $263
Janus Aspen Aggressive Growth Portfolio            $75      $127      $171      $268         $24      $73       $125      $268
Janus Aspen Balanced Portfolio                     $76      $129      $174      $275         $24      $75       $129      $275
Janus Aspen Flexible Income Portfolio              $75      $127      $171      $267         $24      $73       $125      $267
Janus Aspen Growth Portfolio                       $75      $126      $168      $262         $23      $71       $122      $262
Janus Aspen Worldwide Growth Portfolio             $75      $127      $170      $266         $24      $73       $124      $266
Lexington Natural Resources Trust                  $80      $141      $194      $316         $29      $88       $150      $316
Oppenheimer Global Securities Fund                 $75      $127      $171      $268         $24      $73       $125      $268
Oppenheimer Strategic Bond Fund                    $76      $129      $174      $275         $24      $75       $129      $275
Portfolio Partners MFS Emerging Equities
 Portfolio                                         $76      $129      $173      $273         $24      $75       $128      $273
Portfolio Partners MFS Research Growth
 Portfolio                                         $76      $130      $175      $277         $25      $76       $130      $277
Portfolio Partners MFS Value Equity Portfolio      $76      $131      $178      $282         $25      $77       $132      $282
Portfolio Partners Scudder International
 Growth Portfolio                                  $77      $134      $182      $292         $26      $80       $137      $292
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio                                         $75      $127      $171      $267         $24      $73       $125      $267


--------------------------------------------------------------------------------
                                 FEE TABLE - 4

* This Example would not apply if the Annuity Option of Payments for a Stated Period of Time is selected, and a lump sum settlement is requested before five years of payments have been made, since the lump sum payment will be treated as a withdrawal during the Accumulation Period and will be subject to any deferred sales charge that would apply. (Refer to Example A.)


--------------------------------------------------------------------------------
                                 FEE TABLE - 5

                        CONDENSED FINANCIAL INFORMATION
================================================================================

     Condensed Financial Information for the Separate Account is shown in Appendix VII.



                               PERFORMANCE DATA
================================================================================

     From time to time, the Company may advertise different types of historical performance for the variable funding options of the Separate Account available under the Contracts described in this Prospectus. The Company may advertise the "standardized average annual total returns" of the variable funding options, calculated in a manner prescribed by the SEC, as well as the "non-standardized return." Both methods are described below. Further information is contained in the SAI.

     "Standardized average annual total returns" are computed according to a formula in which a hypothetical investment of $1,000 is applied to the variable investment options under the Contracts and then related to the ending redeemable values over the most recent one, five and ten-year periods (or since contributions were first received in the Fund under the Separate Account, if less than the full period). Standardized returns will reflect the deduction of all recurring charges during each period based either on the fee schedule under the Contract that generates the lowest return, or based on an actual fee schedule applicable to a particular Contract Holder, if different.

     "Non-standardized returns" will be calculated in a similar manner, except that non-standardized figures will not reflect the deduction of any applicable Withdrawal Fee (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly, quarterly, year-to-date and three-year periods, and may also be calculated from the Fund's inception date.

     The Company may also advertise certain ratings, rankings or other information related to the Company, the variable investment options or the Funds. Further details regarding performance reporting and advertising are described in the Statement of Additional Information.


                                  THE COMPANY
================================================================================

      Aetna Life Insurance and Annuity Company (the "Company") is the issuer of the Contract, and as such, it is responsible for providing the insurance and annuity benefits under the Contract. The Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts in all states of the United States. The Company's principal executive offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

      The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc.

                          VARIABLE ANNUITY ACCOUNT C
================================================================================

      Variable Annuity Account C is a separate account established by the Company in 1976 pursuant to the insurance laws of the State of Connecticut. The Separate Account was formed for the purpose of segregating assets attributable to the variable portions of the Contracts from other assets of the Company. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, and meets the definition of "separate account" under federal securities laws.

      Although the Company holds title to the assets of the Separate Account, such assets are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are obligations of the Company.


--------------------------------------------------------------------------------

                                   THE FUNDS
================================================================================

      The Contract Holder will designate some or all of the mutual funds described below as variable funding options under the Contracts. Except where noted, all of the Funds are diversified as defined in the Investment Company Act of 1940.

      The Contract Holder may decide to offer only a select number of Funds under its Plan. The availability of Funds may also be subject to applicable regulatory authorization. Not all Funds may be available in all jurisdictions, under all Contracts or in all Plans.


[bullet] Aetna Balanced VP, Inc. (formerly Aetna Investment Advisers Fund,
         Inc.) seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

[bullet] Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

[bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Ascent VP (formerly Aetna
         Ascent Variable Portfolio) seeks to provide capital appreciation. The Portfolio is designed for investors who have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Crossroads VP (formerly Aetna
         Crossroads Variable Portfolio) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Legacy VP (formerly Aetna
         Legacy Variable Portfolio) seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Growth VP (formerly Aetna
         Variable Growth Portfolio) seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna High Yield VP seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB-by Standard and Poor's Corporation or lower than Baa3 by Moody's Investors Service, Inc.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP
         (formerly Aetna Variable Index Plus Portfolio) seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 500 Composite Stock Price Index.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Mid Cap VP seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 400.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Index Plus Small Cap VP seeks to outperform the total return performance of publicly traded common stocks represented by the S&P SmallCap 600 Index, a stock market index composed of 600 common stocks selected by Standard and Poor's Corporation.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna International VP seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States. Aetna International VP will not target any given level of current income.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Real Estate Securities VP seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).(1)



--------------------------------------------------------------------------------

[bullet] Aetna Variable Portfolios, Inc.--Aetna Small Company VP (formerly
         Aetna Variable Small Company Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.(1)

[bullet] Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP (formerly
         Aetna Variable Capital Appreciation Portfolio) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Calvert Social Balanced Portfolio (formerly Calvert Responsibly
         Invested Balanced Portfolio) is a nondiversified portfolio that seeks to achieve a total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social criteria established for the Portfolio.(2)

[bullet] Fidelity Investments Variable Insurance Products Fund--Equity-Income
         Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In selecting investments, the Fund also considers the potential for capital appreciation.(3)

[bullet] Fidelity Investments Variable Insurance Products Fund--Growth
         Portfolio seeks capital appreciation by investing mainly in common stocks, although its investments are not restricted to any one type of security.(3)

[bullet] Fidelity Investments Variable Insurance Products Fund--Overseas
         Portfolio seeks long-term growth by investing mainly in foreign securities (at least 65% of the Fund's total assets in securities of foreign issuers). Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuation.(3)

[bullet] Fidelity Investments Variable Insurance Products Fund II--Contrafund
         Portfolio seeks maximum total return over the long term by investing mainly in securities of companies whose value the investment adviser believes is not fully recognized by the public.(3)

[bullet] Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index, which as of December 31, 1997 included companies with capitalizations between approximately $213 million and $13.7 billion, but which is expected to change on a regular basis.(4)

[bullet] Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by, under normal circumstances, investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential.(4)

[bullet] Janus Aspen Series--Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its investment objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation. The Portfolio invests in all types of income-producing securities and may have substantial holdings of debt securities rated below investment grade (e.g., junk bonds).(4)

[bullet] Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.(4)

[bullet] Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(4)

[bullet] Lexington Natural Resources Trust is a nondiversified portfolio that seeks long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities or supply goods and services to such companies.(5)

* This Fund is only available for investment by Participants who established an Individual Account under the Contract before May 1, 1998. As soon as all such Participants have redirected their allocations to other investment options, the Fund will be closed to all new investment (except reinvested dividends and capital gains earned on amounts already invested in the Fund through the Separate Account and loan repayments automatically deposited into the Fund pursuant to the Company's loan repayment procedures).

[bullet] Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-


--------------------------------------------------------------------------------
         type" companies, cyclical industries and special situations which are considered to have appreciation possibilities but which may be considered to be speculative.(6)

[bullet] Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective.(6)

[bullet] Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective.(7a)

[bullet] Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(7a)

[bullet] Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Portfolio's objective of capital appreciation.(7a)

[bullet] Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities.(7b)

[bullet] Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income by investing primarily in common stocks of well established growth companies.(7c)


Investment Advisers for each of the Funds:

(1) Aeltus Investment Management Company, Inc.

(2) Calvert Asset Management Company, Inc.

(3) Fidelity Management & Research Company

(4) Janus Capital Corporation

(5) Lexington Management Corporation (adviser); Market Systems Research Advisors, Inc. (subadviser)


(6) OppenheimerFunds, Inc.


(7) Aetna Life Insurance and Annuity Company (adviser);
    (a) Massachusetts Financial Services Company   (subadviser)
    (b) Scudder, Stevens & Clark, Inc. (subadviser)
    (c) T. Rowe Price Associates, Inc. (subadviser)

      There is no assurance that the Funds will achieve their investment objectives. Participants bear the full investment risk of investments in the Funds selected.

      Some of the Funds may invest in instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Funds for a discussion of the risks associated with an investment in those funds.


      More comprehensive information, including a discussion of potential risks, is found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. Contract Holders and Participants should read the accompanying prospectuses carefully before investing. Additional prospectuses and the Statements of Additional Information for this Prospectus and each of the Funds can be obtained by calling the Company's Home Office telephone number listed on the cover of this Prospectus, or by writing to the Home Office (see page Definitions - 2 "Home Office" for address).


MIXED AND SHARED FUNDING

      Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Contracts described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such policyowners or contractholders may differ. Although neither the Company nor the Funds currently


--------------------------------------------------------------------------------
foresee any such disadvantages either to variable life insurance or to variable annuity policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

FUND CHANGES

      The Company reserves the right, subject to compliance with appropriate state and federal laws, to change the Fund(s) in which the Separate Account invests, and/or replace the shares of any Fund(s) held in the Separate Account with shares of any other Fund(s).

FUND LIMITATIONS

      The Contract Holder may decide to offer only a select number of Funds as funding options under its Plan, or may decide to change which Funds it offers. Under some Contracts, no more than 18 different investment options may be selected at any one time, unless you have an outstanding loan, in which case as of the date of this Prospectus no more than 18 different choices of investment options may be made during the Accumulation Period. (For Contracts with a loan, a higher total may be available in the future.) For the purposes of either limit, each Fund, the Fixed Account, each version of the Fixed Plus Account (see Appendices II and III), and each classification of GAA counts as one option. If you have an outstanding loan and the limit applies over the entire Accumulation Period, once an investment option is selected, it counts towards the limit even if amounts are no longer allocated to that option. Please check with your local representative or contact the Company at the toll-free number on the cover of this Prospectus to determine if these limitations apply to you or to determine if you may select more than 18 investment options during the Accumulation Period if you have a loan.

      The Company reserves the right to limit the funding options available during the Annuity Period.

                                   PURCHASE
================================================================================

THE CONTRACTS

      The Contracts are group deferred, variable annuity contracts. Under the Retirement Plus Contract, Contributions may be made by the Contract Holder (generally, the employer) and the Participants. The Contract Holder, or any person designated by the Contract Holder, may exercise the rights under the Retirement Plus Contract. The Contract Holder may, by written direction, allow Participants to select the investment options for the Contract Holder Contributions and Participant Contributions. Under the Voluntary Contract, Contributions may be made only by Participants. Each Participant may exercise the rights under the Voluntary Contract with respect to the Participant's Individual Accounts. See "Contract Rights" and "Miscellaneous."

ELIGIBLE CONTRACT HOLDERS

      An organization eligible to establish tax-deferred annuity plans under
Section 403(b) or Sections 401(a)/
401(k) of the Code may acquire either or both of the Contracts for its Plan by filling out the appropriate master application forms and returning them to the Company or to a Distributor for delivery to the Company. Once we approve the application, a group Contract is issued to the organization as Contract Holder.


PURCHASE BY EXCHANGE

      Certain organizations which own contracts issued by the Company may exchange their existing contract(s) for either or both of the Contracts. See Appendix VI.

CONTRACT CHARGES AND FEES OPTIONS

      Your Contract's charges and fees will depend in part upon the Aggregate Current Value and in part upon choices made by your Contract Holder. Each Contract offers a Contract Holder the flexibility to choose a charges and fees structure during the Accumulation Period that will best suit the needs of its Participants. For a description of the Contracts' charges and fees, see "Charges and Fees During the Accumulation Period."

RESPONSIBILITIES OF CONTRACT HOLDERS

      The Contract Holder is responsible for maintaining all Participant vesting percentages and records, ensuring that the Plan meets certain nondiscrimination requirements imposed by the Code, and ensuring employee Contributions do not exceed the maximum limits imposed by the Code.


--------------------------------------------------------------------------------

      If a Contract is used to fund an ERISA Plan, the Contract Holder must:

      (a) provide written certification to the Company of the satisfaction of applicable requirements for ERISA tax-deferred annuity plans, and

      (b) certify that all distributions are made in accordance with the terms of the Plan, and, if applicable, the requirements of the Code.

ENROLLMENT OF PARTICIPANTS

      Eligible organizations may acquire the Contract by submitting an application to the Company. Once we approve the application, a group Contract is issued to the employer or association as the group Contract Holder. Participants may purchase interests in a group Contract by submitting an enrollment form to the Company.

      The Company must accept or reject the application or enrollment form within two business days of receipt. If the enrollment materials are incomplete, the Company may hold any forms and accompanying Purchase Payments for five days. Purchase Payments may be held for a longer period pending acceptance of the forms only with consent of the Participant or, under certain circumstances described below, with the consent of the group Contract Holder. Under limited circumstances the Company may agree, with respect to a particular Plan, to hold Purchase Payments for longer than the five business days, based on the consent of the group Contract Holder, in which case these Purchase Payments will be deposited in the Aetna Money Market VP investment option until the forms are completed.

      After accepting your application, we will establish one or more Individual Accounts to track Contributions and transactions. If you and your employer make Contributions under a Retirement Plus Contract, we may establish an Employee Account and an Employer Account. For any lump sum Contribution under either Contract, we may establish a separate Individual Account for that Contribution.

CONTRIBUTIONS

      Under a Contract, Contributions may be made on an installment basis or one or more lump sum Contribution(s) may be made. The Company reserves the right not to accept any Contribution. Each Contribution is forwarded to the Company through a Distributor.

      Net Contribution(s) may accumulate (a) on a variable basis by allocation to one or more of the available Funds; (b) on a fixed basis under the GA Account; (c) on a fixed basis under the Fixed Plus Account; and (d) in a combination of any of the available investment options. See Appendices I, II and III. Not all Funds or credited interest options are available in all jurisdictions or under a particular Contract. The Fixed Account is available only for Net Contribution(s) previously allocated to a fixed account under a contract exchanged for a Contract. See Appendix IV. The Net Contribution(s) must be allocated to the respective options in increments of whole percentage amounts.

Contribution Limits for Contracts Used with 403(b) Plans

      The Code imposes a maximum limit on annual Contributions which may be excluded from your gross income. That limit must be calculated in accordance with Sections 403(b), 415 and 402(g) of the Code. See "Tax Status--Contracts Used With Certain Retirement Plans." It is the Contract Holder's responsibility to determine compliance with these requirements and other provisions of the Plan. See "Rights Under the Contracts."

Contribution Limits for Contracts Used with 401(a)/401(k) Plans

      The Code imposes a maximum limit on annual Contributions that may be excluded from a Participant's gross income. Such limit must be calculated under the Plan by the Contract Holder in accordance with Sections 402(g) and 415 of the Code. See "Tax Status--Contracts Used With Certain Retirement Plans." It is the Contract Holder's responsibility to determine compliance with these requirements and other provisions of the Plan. See "Rights Under the Contracts."

DISTRIBUTION

      The Company will serve as Underwriter for the securities sold by this Prospectus. The Company is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). As Underwriter, the Company will contract with one or more registered broker-dealers ("Distributors"), including at least one affiliate of the Company, to offer and sell the Contracts. All persons offering and selling the Contracts must be registered representatives of the Distributors and must also be licensed as insurance agents to sell variable annuity contracts. These registered representatives may also provide services to Participants in connection with establishing their Individual Accounts under a Contract.

--------------------------------------------------------------------------------

      Persons offering and selling the Contracts may receive commissions in connection with the sale of a Contract. The sales commission will range from 1% to 4% of the first year Contributions. The Company may also pay renewal commissions on Contributions made after the first year and asset-based service fees. The average of all payments made by the Company is estimated to equal approximately 3% of the total Contributions made over the life of an average Contract. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of the Company may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company. The Company may also reimburse the Distributor for certain expenses. The name of the Distributor and the registered representative responsible for your Individual Account are set forth on your enrollment form. Commissions and sales related expenses are paid by the Company and are not deducted from Contributions. See "Charges and Fees During the Accumulation Period--Withdrawal Fee."

      Occasionally, we may pay commissions and fees to Distributors which are affiliated or associated with the Contract Holder or the Participants. We may also enter into agreements with some entities associated with the Contract Holder or Participants in which we would agree to pay the association for certain services in connection with administering the Contracts. In both these circumstances there may be an understanding that the Distributor or association would endorse the Company as a provider of the Contracts. You will be notified if a Contract is subject to these arrangements.

                 DETERMINING INDIVIDUAL ACCOUNT CURRENT VALUE
================================================================================

      The Current Value of your Individual Account as of the most recent Valuation Period, is determined by adding the value of any Fund Record Units attributed to the Fund(s) you have selected to the value, with interest earned to date, of any amounts invested in the Fixed Plus Account, the GAA and/or the Fixed Account, less any Maintenance Fee(s) due.

FUND RECORD UNITS

      A Contribution that is directed to one or more of the Funds is deposited in the Separate Account and credited to your Individual Account in the form of Fund Record Units for each Fund selected. The number of Fund Record Units credited is determined by dividing the applicable portion of the Contribution by that Contract's Fund Record Unit value of the appropriate Fund. The value of Fund Record Units attributable to the Funds will be affected by the investment performance, expenses and charges of those Funds. Generally, if the net asset value of the Fund increases, so does the Fund Record Unit value; however, performance of the Separate Account is reduced by charges and fees under a Contract.

      The Fund Record Unit value used is that next computed following the date on which a Contribution is received, provided the Contribution is received by us by the close of business of the New York Stock Exchange, unless the application has not been accepted. In that event, Contributions will be credited at the Fund Record Unit Value next determined after acceptance of the application. Shares of the Funds are purchased by the Separate Account at the net asset value next determined by the Fund following receipt of Contributions by the Separate Account.

      Fund Record Units are valued separately for each Fund. Therefore, if you elect to have a Contribution invested in a combination of Funds, you will have Fund Record Units credited from more than one source.

NET RETURN FACTOR

      The value of a Fund Record Unit for any Valuation Period is calculated by multiplying the Fund Record Unit value for the immediately preceding Valuation Period by the net return factor of the appropriate investment option for the Current Valuation Period.

      The net return factor is calculated separately for each Fund in which assets of the Separate Account are invested. It is determined by adding
1.0000000 to the net return rate.

      The net return rate is equal to:

      (a) The value of the shares of the Fund held by the Separate Account at the end of a Valuation Period; minus


--------------------------------------------------------------------------------

      (b) The value of the shares of the Fund held by the Separate Account at the start of the Valuation Period; plus or minus

      (c) Taxes (or reserves for taxes) on the Separate Account (if any);

      (d) Divided by the total value of the Fund Record Units and Fund Annuity Units of the Separate Account at the start of the Valuation Period;


      (e) Minus a Separate Account charge at an annual effective rate as shown in a Contract for mortality and expense risks and profit and a daily administrative expense charge which will not exceed the amount shown on Contract Schedule I on an annual basis.

      The net return rate may be more or less than zero.

TRANSFER CREDITS

      If a Contract Holder is transferring to the Company assets held by another provider of funding for a Plan, a transfer credit is applied to the Individual Accounts, subject to certain conditions (and state approval). This benefit is provided on a nondiscriminatory basis if your Contract is eligible. In certain circumstances, a Contract Holder may elect to forego the transfer credit and the Contract will be subject to lower charges and fees. See "Charges and Fees During the Accumulation Period--
Option B." The transfer credit will be credited to the Fixed Plus Account. See Appendices II and III.

      Once transfer credit amounts are applied to the Individual Accounts, all provisions of the Contract apply. If a transfer credit is due under a Contract, you will be provided with additional information specific to the Contract.

                                CONTRACT RIGHTS
================================================================================

RIGHT TO CANCEL

      The Contract Holder may cancel a Contract and you may cancel your interest in a Contract, no later than ten days after receiving it (or as otherwise allowed by state law) by returning it, along with a written notice of cancellation, to us. Within seven days after we receive the Contract and the written notice at our Home Office, we will return your Current Value, unless the laws of the state in which the Contract was issued require that we return Contributions (if greater than your Current Value). In states that do not require a return of Contributions, you bear the entire investment risk for amounts allocated among the variable funding options during the free look period.

RIGHTS UNDER THE CONTRACTS

      Your rights and the Contract Holder's rights are set forth in each Contract purchased by the Contract Holder. You should consult with your employer to determine which Contract your employer has purchased and you should refer to that Contract to determine your rights. Benefits payable to you subject to the terms and conditions of the Plan. The Company is not a party to the Plan.

      Rights Under the Retirement Plus Contract. Under the Retirement Plus Contract, the rights rest with the Contract Holder (generally the employer). The Contract Holder may, by written direction, allow Participants to select the investment options for the Employer Account and Employee Account. The exercise of other rights under the Retirement Plus Contract must be made by the Contract Holder on your behalf. You have no rights to direct the Company as to payments under the Contract unless countersigned by the Contract Holder.

      For the Retirement Plus Contract, the Contract Holder and each Participant must agree in writing to the terms and conditions of the Contract, to have the Contract Holder make choices under the Contract, and to be bound by the Contract Holder's direction to the Company. See Appendix V.

      Rights Under the Voluntary Contract. You may make any choices, subject to the terms of your Plan, under the Voluntary Contract with respect to your Individual Accounts.

      Rights to your Individual Account. For Contracts used with a 403(b) Plan, you have a nonforfeitable right to the value of your Contributions pursuant to Code Section 403(b) and the terms of the Plan as interpreted by the Contract Holder. For Contracts used with a 401(a)/401(k) Plan, your right to Contributions derived from your Contributions must be nonforfeitable in order for the Plan to qualify for favorable tax treatment afforded to 401(a)/
401(k) Plans under the Code. You have a nonforfeitable right to the value of your Individual Account to which your employer's Contributions are credited pursuant to the terms of, and to the extent of your vested percentage under, the Plan as interpreted by the Contract Holder.


--------------------------------------------------------------------------------

                       TRANSFERS AND ALLOCATION CHANGES
================================================================================

      Before the Annuity Period, the allocation of future Net Contributions among the allowable investment options under a Contract may be changed. There is no limit on the number of these changes. Each Contract also allows any number of transfers of not less than $500 among funding options during the calendar year, without charge. The total number of funding options that may be invested in at any one time or during the Accumulation Period may be limited. (See "The Funds--Fund Limitations.")

      Subject to state regulatory approval, transfers during the Annuity Period are permitted, however, we reserve the right to limit such transfers to four per year.

      Any transfer involving a Fund where the request is received by us by the close of business of the New York Stock Exchange will be based on the Fund Record Unit value next determined after we receive a valid request at our Home Office.

      Transfers from the Fixed Plus Account are limited. See Appendices I, II, III and IV for more information on transfers from the GAA, the Fixed Plus Account and the Fixed Account.

                                  WITHDRAWALS
================================================================================

      Each Contract allows the withdrawal of all or a portion of an Individual Account Adjusted Current Value during the Accumulation Period. To do so, we must receive a properly completed disbursement form in our Home Office. Disbursement forms are available from us and our representatives.

      Withdrawals may be requested in one of the following four ways:

[bullet] Full Withdrawal from a Contract: The amount paid will be the sum of the Individual Accounts allocated to the Funds, the GAA (plus or minus the Market Value Adjustment), and the Fixed Account, minus any applicable Withdrawal Fee and Maintenance Fee due plus one-fifth of the sum of the Individual Accounts allocated to the Fixed Plus Account*, minus any Fixed Plus Account withdrawals, transfers or annuitizations made in the prior 12 months.

[bullet] Full Withdrawal from an Individual Account: The amount paid will be the Individual Account allocated to the Funds, the GAA (plus or minus the Market Value Adjustment), and the Fixed Account, minus any applicable Withdrawal Fee and Maintenance Fee due plus one-fifth of the Individual Account allocated to the Fixed Plus Account*, minus any Fixed Plus Account withdrawals, transfers, loans or annuitizations made in the prior 12 months.**

[bullet] Partial Withdrawal (Percentage): The amount paid will be the percentage of the Individual Account Current Value requested minus any applicable Withdrawal Fee.** However, amounts withdrawn from the Fixed Plus Account may not exceed 20% minus any Fixed Plus Account*** withdrawals, transfers or annuitizations in the prior 12 months.

[bullet] Partial Withdrawal (Specific Dollar Amount): The amount paid will be the dollar amount requested. However, the amount withdrawn from the Individual Account will equal the dollar amount requested plus any applicable Withdrawal Fee.** The amount withdrawn from the Fixed Plus Account may not exceed 20% minus any Fixed Plus Account*** withdrawals, transfers or annuitizations in the prior 12 months.

      * The balance of the amount held in the Fixed Plus Account will be paid in four annual installments. Under certain circumstances, the entire amount held in the Fixed Plus Account will be paid in one lump sum (or used to provide Annuity payments) rather than in annual installments. See Appendices II and III for more information.

      ** A 20% income tax may be withheld from amounts paid directly to you. See "Tax Status-- Contracts Used With Certain Retirement Plans."

      *** The 20% limit is waived under certain circumstances. See Appendices II and III for more information.


--------------------------------------------------------------------------------

      All amounts paid will be based on Individual Account Current Values as of the end of the Valuation Period in which the request is received in good order in our Home Office. For any partial withdrawal, unless otherwise requested, partial withdrawals are satisfied by withdrawing amounts on a pro rata basis from each investment option in which the Individual Account is invested.

WITHDRAWAL RESTRICTIONS FOR CONTRACTS USED WITH 403(B) PLANS AND 401(K) PLANS

      Code Sections 403(b) and 401(k) impose restrictions on full or partial withdrawals. See "Tax Status--Contracts Used With Certain Retirement Plans."

REINVESTMENT PRIVILEGE

      Within 30 days after a withdrawal, if allowed by law, a Participant may elect to reinvest all or a portion of the proceeds received for the full withdrawal of an Individual Account. Reinvested amounts must be received by the Company within 60 days of the withdrawal. Any Maintenance Fee and Withdrawal Fee charged at the time of the withdrawal on the amount being reinvested will be included in the reinstatement. Any Maintenance Fee which falls due after the withdrawal and before the reinstatement will be deducted from the amount reinstated. Any Market Value Adjustment deducted from GA Account withdrawals will not be included in the reinstatement. Amounts will be reinstated among the Fixed Plus Account, the GA Account, and/or the Fund(s) for the Separate Account in the same proportion as they were at the time of withdrawal. Any amounts reinstated to the GA Account will be credited to terms available during the then-current Deposit Period. The number of Fund Record Units reinstated will be based on the Fund Record Unit Value(s) next computed after receipt in good order at the Company's Home Office of the reinstatement request and the amount to be reinvested.

                                CONTRACT LOANS
================================================================================

      During the Accumulation Period, loans from the Individual Account are available from Contracts used with 403(b) plans, and from Contracts used with 401(a) plans to the extent provided in the Contract. Under the Retirement Plus Contract, a loan may be restricted to your Employee Account unless the Contract Holder has authorized loans from the value of the Employer Account (check with the Contract Holder to see if this is available). Loans can only be made from the Current Value held in the Funds, the Fixed Plus Account and/or the Fixed Account. See Appendices II, III and IV. A loan may be requested by reviewing and reading the terms of your loan application, properly completing a loan request form and submitting it to the Company's Home Office. Some restrictions may apply under the Code and/or due to Company administrative practices.

                CHARGES AND FEES DURING THE ACCUMULATION PERIOD
================================================================================

      The amount of the charges and fees that will be assessed under a Contract will be based upon the charges and fees option selected by the Contract Holder. See "Contract Charges and Fees Options." You should consult your employer to determine which charges and fees option applies to your Individual Accounts.

      Based upon its prior experience with similar annuity contracts, the Company has determined that its costs of administering a Contract will fluctuate with the amount of the Aggregate Current Value, the average Contributions per Participant transferred under a Contract, and whether a Withdrawal Fee is charged. The charges and fees for the initial Contract year will be based on the estimated year-end Aggregate Current Value, as determined by the Company. If your charges and fees change on your Contract Anniversary (because of an increase or decrease in the Aggregate Current Value), a new Fund Record Unit value might apply and the Fund Record Units might have to be adjusted so that the Current Value of your Individual Account would stay the same. If you invest in one of the series of the Aetna GET Fund, the GET Fund guarantee will be recalculated so that the new guarantee would be equivalent to the original guarantee.

      A Contract Holder may elect whether a Withdrawal Fee will be applicable under a Contract, and if so, whether the Withdrawal Fee will be applicable for a 5-year period or a 10-year period. When a Withdrawal Fee is not charged, the Company has determined that more Individual Account transactions occur, and as a result, in some circumstances the Company imposes a


--------------------------------------------------------------------------------
greater administrative expense charge and Maintenance Fee charge. The 5-year period and 10-year period Withdrawal Fees are as follows:

      FIVE-YEAR WITHDRAWAL PERIOD:


Number of Years
Individual Account
Has Been Established               Fee
---------------------------------------
Less than 1                         5%
1 or more but less than 2           4%
2 or more but less than 3           3%
3 or more but less than 4           2%
4 or more but less than 5           1%
5 or more                           0%


      TEN-YEAR WITHDRAWAL PERIOD:

Number of Years
Individual Account
Has Been Established                Fee
---------------------------------------
Less than 5                          5%
5 or more but less than 7            4%
7 or more but less than 9            3%
9 or more but less than 10           2%
10 or more                           0%


      For Contracts issued in the State of New York only the Ten-Year Withdrawal Period Fee Schedule will be available. Additionally, for those New York Contracts under which the GAA is selected as a funding option, the Withdrawal Fee imposed under the Ten-Year Withdrawal Period (as set forth in the schedule above), will never be greater than (a) 7% of amounts withdrawn from investment options other than the GAA, plus (b) 7% of amounts withdrawn from the GAA, reduced (but not below zero) by one percent for each year the Contract has been in force.

      The following schedule illustrates the withdrawal fee imposed if the Ten-Year Withdrawal Period is selected for Contracts issued in the States of Oregon and Texas:


Number of Years
Individual Account
Has Been Established             Fee
-------------------------------------
Less than 5                       5%
5 or more but less than 6         4%
6 or more but less than 7         3%
7 or more but less than 8         2%
8 or more but less than 9         1%
9 or more                         0%


      In selecting a charges and fees option, a Contract Holder should consider the composition and needs of its Participants to determine which option is most appropriate.

OPTION A

      A Contract Holder may select any of the charges and fees elections under Option A below. Under Option A, a transfer credit may apply to transfers to the Company of assets not previously held by the Company. See "Determining Individual Account Current Value--Transfer Credits" and Appendices II and III. If a Contract is acquired by exchange, and a transfer credit will apply, then for existing Participants of the exchanged contract, the Option A charges and fees schedule set forth below with a Withdrawal Fee for 10 years will apply. See Appendix VI. New Participants of a Contract acquired by exchange will be subject to the charges and fees schedule selected by the Contract Holder.

      The charges and fees shown below for Contract Holders are the maximum Contract charges which will apply. There are conditions under which these charges and fees may be reduced for certain Contract Holders. See "Reduction of Mortality and Expense Risk and/or Administrative Charges" and "Reduction or Elimination of the Maintenance Fee."


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                  Assets      Assets       Assets        Assets       Assets
                                   Less      $500,000    $1,000,001    $5,000,001     Greater
                                   than         to           to            to          than
 OPTION "A" CHARGES              $500,000   $1,000,000   $5,000,000   $15,000,000   $15,000,000
-----------------------------------------------------------------------------------------------
 WITHDRAWAL FEE FOR 10 YEARS
-----------------------------------------------------------------------------------------------
 Mortality and Expense Charge        1.25%      1.15%       1.05%         1.00%          0.95%
-----------------------------------------------------------------------------------------------
 Administrative Expense Charge       0.25%      0.15%       0.10%         0.05%          0.00%
-----------------------------------------------------------------------------------------------
 Maintenance Fee                      $15        $15         $ 0           $ 0            $ 0
-----------------------------------------------------------------------------------------------
 WITHDRAWAL FEE FOR 5 YEARS
-----------------------------------------------------------------------------------------------
 Mortality and Expense Charge        1.25%      1.25%       1.15%         1.10%          1.05%
-----------------------------------------------------------------------------------------------
 Administrative Charge               0.25%      0.15%       0.10%         0.05%          0.00%
-----------------------------------------------------------------------------------------------
 Maintenance Fee                      $15        $15         $ 0           $ 0            $ 0
-----------------------------------------------------------------------------------------------
 NO WITHDRAWAL FEE
-----------------------------------------------------------------------------------------------
 Mortality and Expense Charge        1.25%      1.25%       1.15%         1.10%          1.05%
-----------------------------------------------------------------------------------------------
 Administrative Charge               0.25%      0.20%       0.15%         0.10%          0.05%
-----------------------------------------------------------------------------------------------
 Maintenance Fee                      $20        $20         $10           $10            $10
-----------------------------------------------------------------------------------------------

OPTION B

      Charges and fees elections under Option B are available if:

      a) the Company will receive all future allocations of assets of the Contract Holder's Plan(s); and

      b) the Contract Holder is transferring assets to the Company in an amount which satisfies the then current rules of the Company, applied in a nondiscriminatory manner.

      If a Contract is acquired by exchange, then for existing Participants of the exchanged contract, the Option B charges and fees schedule set forth below with a Withdrawal Fee for 10 years will apply. See Appendix VI. New Participants of a Contract acquired by exchange will be subject to the charges and fees schedule selected by the Contract Holder. If a Contract Holder selects a charges and fees election under Option B, no transfer credit will apply.

      The charges and fees shown below for Contract Holders are the maximum Contract charges which will apply. There are conditions under which these charges and fees may be reduced for certain Contract Holders. See "Reduction of Mortality and Expense Risk and/or Administrative Charges" and "Reduction or Elimination of the Maintenance Fee."


-----------------------------------------------------------------------------------------------
                                  Assets      Assets       Assets        Assets       Assets
                                   Less      $500,000    $1,000,001    $5,000,001     Greater
                                   than         to           to            to          than
 OPTION "B" CHARGES              $500,000   $1,000,000   $5,000,000   $15,000,000   $15,000,000
-----------------------------------------------------------------------------------------------
 WITHDRAWAL FEE FOR 10 YEARS
-----------------------------------------------------------------------------------------------
 Mortality and Expense Charge       1.15%      1.05%        0.95%         0.90%        0.85%
-----------------------------------------------------------------------------------------------
 Administrative Expense Charge      0.25%      0.15%        0.10%         0.05%        0.00%
-----------------------------------------------------------------------------------------------
 Maintenance Fee                     $15        $15          $ 0           $ 0          $ 0
-----------------------------------------------------------------------------------------------
 WITHDRAWAL FEE FOR 5 YEARS
-----------------------------------------------------------------------------------------------
 Mortality and Expense Charge       1.15%      1.15%        1.05%         1.00%        0.95%
-----------------------------------------------------------------------------------------------
 Administrative Charge              0.25%      0.15%        0.10%         0.05%        0.00%
-----------------------------------------------------------------------------------------------
 Maintenance Fee                     $15        $15          $ 0           $ 0          $ 0
-----------------------------------------------------------------------------------------------
 NO WITHDRAWAL FEE
-----------------------------------------------------------------------------------------------
 Mortality and Expense Charge       1.15%      1.15%        1.05%         1.00%        0.95%
-----------------------------------------------------------------------------------------------
 Administrative Charge              0.25%      0.20%        0.15%         0.10%        0.05%
-----------------------------------------------------------------------------------------------
 Maintenance Fee                     $20        $20          $10           $10          $10
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The following describes the charges and fees that we may deduct during the Accumulation Period from the Individual Accounts under each Contract.

ANNUAL MAINTENANCE FEE

      An annual Maintenance Fee is charged for each Participant and is deducted from the sum of the Current Value of your Individual Accounts under a Contract. This fee is to reimburse the Company for some of its administrative expenses relating to the establishment and maintenance of the Individual Account. Because the annual Maintenance Fee is based, in part, on the amount of the Aggregate Current Value, the annual Maintenance Fee may change on each Contract anniversary.

      The Maintenance Fee is deducted from your Individual Accounts on the Contract anniversary date (or, if not a valuation date, on the next valuation date). Under the Retirement Plus Contract, the Contract Holder may elect that the entire Maintenance Fee be deducted from only one Individual Account--either the Employee Account or the Employer Account. Alternatively, the Maintenance Fee may be billed to the employer at or prior to such deduction under the Retirement Plus Contract. A Maintenance Fee, to the extent permitted by state law, is also deducted upon the full withdrawal of a Participant's Individual Accounts. We deduct this fee from each investment option in the same proportion that the values held under each option have to the total value under the Individual Account. No Maintenance Fee is deducted from a separate Individual Account established for the purpose of a lump sum Contribution.

Reduction Or Elimination Of The Maintenance Fee

      The annual Maintenance Fee may be reduced or eliminated for Contract Holders having an Aggregate Current Value greater than $1 million under various conditions as agreed to by us and by the Contract Holder in writing. Any reduction or elimination of the annual Maintenance Fee will reflect differences in administrative costs and services after taking into consideration factors such as the following:

[bullet] the characteristics and nature of the group to which a Contract is issued;

[bullet] the number of eligible Participants and the program's participation rate;

[bullet] the level of the Company's anticipated expenses in administering the Contract on an ongoing basis.

      We will determine any reduction or elimination of Maintenance Fees on a basis that is not unfairly discriminatory. We will make any reduction in annual Maintenance Fees according to the Company's own rules in effect at the time an application for a Contract is approved and/or at the time of Contract anniversary. We reserve the right to change these rules from time to time.

WITHDRAWAL FEE

      There are no deductions from Contributions for sales commissions or related expenses. Sales commissions and expenses are advanced by the Company and recovered out of any Withdrawal Fees or, if Withdrawal Fees are insufficient, out of its profits from investment activities, including the mortality and expense risk charge under a Contract. The total amount deducted for the Withdrawal Fee will not exceed 8.5% of the Contributions made to an Individual Account. For sales commissions paid in connection with the sale of a Contract, see "Contract Purchase--Distribution." If applicable, the Withdrawal Fee will apply to withdrawals from the Funds, the GA Account or the Fixed Account. No Withdrawal Fee will be deducted from the Fixed Plus Account. There are additional restrictions and deductions on withdrawals. See "Contract Rights-- Withdrawals."

      A Withdrawal Fee is not deducted from any portion of the Individual Account Current Value under a Contract which is:

      (a) withdrawn due to the Participant's separation from service with the Contract Holder (the Contract Holder must submit documentation satisfactory to the Company confirming the Participant is no longer providing services to the employer);

      (b) applied to provide Annuity benefits under a Contract;

      (c) withdrawn on or after the tenth anniversary of the effective date of the Individual Account if a ten-year duration for Withdrawal Fees has been elected, or on or after the fifth anniversary if a five-year duration has been elected;

      (d) paid due to the death of the Participant before Annuity payments under a Contract begin;

      (e) withdrawn due to the election of any Systematic Distribution Option under a Contract (see "Systematic Distribution Options");


--------------------------------------------------------------------------------

      (f) withdrawn due to financial hardship, as specified in the Code;

      (g) paid where the Individual Account Current Value is $3,500 or less and no amount has been withdrawn, taken as a loan or used to purchase Annuity benefits during the prior 12 months;

      (h) paid in an amount of up to 10% of the Individual Account Current Value. This applies only to the first partial withdrawal in each calendar year. The 10% amount will be calculated using the Individual Account Current Value on the date the request is received, in good order, in the Home Office. This provision is available to Participants who are between the ages of 59-1/2 and 70-1/2. Any loans outstanding on an Individual Account are excluded from the Individual Account Current Value when calculating the 10% amount. This provision is not applicable to a full withdrawal of the Individual Account, or to partial withdrawals due to loan defaults. See "Contract Rights--Contract Loans." This provision may not be exercised if SWO is elected. See "Systematic Distribution Options"; or

      (i) withdrawal due to a transfer of the Individual Account Current Value to another retirement product offered by the Company under the Contract Holder's Plan under various conditions as agreed to by us and by the Contract Holder in writing.

      Although no Withdrawal Fee is deducted in the above instances, the amount withdrawn may, however, be includible in gross income and subject to the 10% federal penalty tax. See "Tax Status--Contracts Used With Certain Retirement Plans."

MORTALITY AND EXPENSE RISK CHARGE

      We make a daily deduction from any portion of an Individual Account Current Value allocated to the Funds under a Contract for mortality and expense risks. The mortality risk charge is to compensate us for the risk we assume when we promise to continue making payments for the lives of individual Annuitants according to Annuity rates specified in the tables at the time Annuity payments begin. The expense risk charge is to compensate us for the risk that actual expenses for costs incurred under a Contract will exceed the maximum costs that can be charged under the Contract. Because it is based, in part, on the amount of the Aggregate Current Value, the charge for mortality and expense risks may change on each Contract anniversary.

      Based on our actuarial determination, we do not anticipate that the Withdrawal Fee will cover all sales and administrative expenses which we will incur in connection with a Contract. Also, we do not intend to profit from either the annual Maintenance Fee or the administrative expense charge, if imposed. We do hope to profit from the daily deduction for mortality and expense risks. Any such profit, as well as any other profit realized by us and held in the general account (which supports insurance and annuity obligations), would be available for any proper corporate purpose, including, but not limited to, payment of sales and distribution expenses.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct a daily charge for administrative expenses from any portion of an Individual Account Current Value allocated to the Funds to reimburse the Company for some of the expenses we incur for administering a Contract. Because it is based, in part, on the amount of the Aggregate Current Value, the administrative expense charge may change on each Contract anniversary.

REDUCTION OF MORTALITY AND EXPENSE RISK AND/OR ADMINISTRATIVE CHARGES

      Mortality and expense risk and/or administrative charges may be reduced from the maximum shown in the table for each Aggregate Current Value for a Contract Holder under various conditions as agreed to by us and by the Contract Holder in writing. Any reduction to the mortality and expense risk and/or administrative charges will reflect differences in expenses for administration after taking into consideration factors such as the following:

[bullet] The Plan design. For example, the Plan design may favor stability of invested assets and limit the conditions for withdrawals, loans, and investment options available, which in turn will lower administrative expenses.

[bullet] The number of eligible Participants and the program's participation rate.

[bullet] The frequency, consistency and method of submitting Contributions and loan repayments.


--------------------------------------------------------------------------------

[bullet] The projected annual Contributions for all Participants in the program.

[bullet] The method and extent of onsite services such as enrollment and ongoing Participant services.

[bullet] The Contract Holder's support and involvement in the communication, enrollment, Participant education, and other administrative services.

[bullet] The type and level of other factors that affect the overall administrative expense.

      We will determine any reduction of mortality and expense risk and/or administrative expense charges on a basis that is not unfairly discriminatory. We will make any reduction in mortality and expense risk and/or administrative charges according to the Company's rules in effect at the time an application for a Contract is approved and/or at the time of Contract anniversary. We reserve the right to change these rules from time to time.

FUND EXPENSES

      Each Fund has an investment adviser. An investment advisory fee, based on the Fund's average net assets, is deducted from the assets of each Fund and paid to the investment adviser.

      Most expenses incurred in the operations of the Funds are borne by that Fund. Fund advisers may reimburse the Funds they advise for some or all of these expenses. For further details of each Fund's expenses, you and the Contract Holder should read the accompanying prospectus for each Fund and refer to the Fee Table in this Prospectus.

PREMIUM AND OTHER TAXES

      Several states and municipalities impose a premium tax on Annuities. Currently such taxes range from 0% to 4%. The Company reserves the right to deduct premium tax against Contributions or Current Values at any time, but no earlier than when due under state law. The Company's current practice is to deduct for premium taxes at the time of complete withdrawal or annuitization. In addition to premium tax, the Company reserves the right to assess a charge for any state or federal taxes due against a Contract or the Separate Account assets.

                  CHARGES AND FEES DURING THE ANNUITY PERIOD
================================================================================

      This section describes the charges and fees that we may deduct during the Annuity Period.

MORTALITY AND EXPENSE RISK CHARGE

      During the Annuity Period a daily charge for mortality and expense risks equal to an annual effective rate of 1.25% may be deducted from any portion of an Individual Account allocated to the Funds.

ADMINISTRATIVE EXPENSE CHARGE

      During the Annuity Period, a daily charge for administrative expenses equal to an annual effective rate of up to 0.25% may be deducted from any portion of an Individual Account under a Contract allocated to the Funds.

WITHDRAWAL FEE

      A Withdrawal Fee will apply during the Annuity Period if a non-lifetime Annuity Option is elected on a variable basis and the remaining value is withdrawn prior to the minimum number of years specified in the Contract. See "Annuity Period--Annuity Options."

                        SYSTEMATIC DISTRIBUTION OPTIONS
================================================================================

      The Company offers certain withdrawal options under each Contract that are not considered annuity options ("Systematic Distribution Options"). To exercise these options, the Current Value must meet the minimum dollar amounts and you must satisfy the age criteria applicable to that option.

      The Systematic Distribution Options currently available under the Contract include the following:

[bullet] SWO--Systematic Withdrawal Option. SWO is a series of partial withdrawals from your Individual Account based on a payment method you select. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulated under a Contract. (This option may not be elected if you have an outstanding contract loan.)


--------------------------------------------------------------------------------

[bullet] ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO but is designed for those who want to receive only the minimum distribution that the Code requires each year. Under ECO, the Company calculates the minimum distribution amount required by law at the later of age 70-1/2 or retirement, or for 5% owners at age 70-1/2 and pays you that amount once a year. (See "Tax Status.")

      Other Systematic Distribution Options may be added from time to time. Additional information relating to any of the Systematic Distribution Options may be obtained from your local representative or from the Company at its Home Office. For Contracts issued in the state of New York, no Market Value Adjustment will be imposed on withdrawals from the GA Account for ECO.

      If one of the Systematic Distribution Options is selected, your Account will retain all of the rights and flexibility permitted under the Contract during the Accumulation Period. Your Current Account Value will continue to be subject to the charges and deductions described in this Prospectus. Taking a withdrawal under one of these Systematic Distribution Options may have tax consequences. Any person concerned about tax implications should consult a competent tax advisor prior to electing an option.

      Once elected, a Systematic Distribution Option may be revoked at any time by submitting a written request to our Home Office. Once an option is revoked, it may not be elected again, nor may any other Systematic Distribution Option be elected unless permitted by the Code. The Company reserves the right to discontinue the availability of one or all of those Systematic Distribution Options at any time, and/or to change the terms of future elections.

                                ANNUITY PERIOD
================================================================================

ANNUITY PERIOD ELECTIONS

      We must receive in writing the Annuity start date and Annuity option you have elected. Until a date and option are elected, your Individual Accounts will continue in the Accumulation Period.

      We must receive written notice at least 30 days before Annuity payments begin electing or changing (a) the date on which Annuity payments are to begin,
(b) the Annuity option, (c) whether the payments are to be made monthly, quarterly, semiannually or annually, and (d) the investment option(s) used to provide Annuity payments (i.e., a fixed annuity using the general account, or a variable annuity using any of the Funds available at the time of annuitization). Under the Retirement Plus Contract, the Contract Holder, on your behalf, must provide such written notice to us. Once Annuity Payments begin, the Annuity Option may not be changed. Subject to state regulatory approval, transfers during the Annuity Period are allowed; however, we reserve the right to limit such transfers to four per year.

      If Annuity payments are to be made on a variable basis, the first and subsequent payments will vary depending on the assumed net investment rate (31/2% per annum, unless a 5% annual rate is elected). Selection of a 5% rate causes a higher first payment, but Annuity payments will increase thereafter only to the extent the net investment rate exceeds 5% on an annualized basis. Annuity payments would decline if the rate were below 5%. Use of the 31/2% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate. (See the Statement of Additional Information for details regarding the selection of a net investment rate.)

      No election may be made that would result in a first Annuity payment or total yearly Annuity payments of less than the minimum amounts specified in the Contract. If the combined value of the Employer and Employee Accounts is insufficient to elect an option for the minimum amount specified, a lump sum payment must be elected.

      When payments start, the age of the Annuitant plus the number of years for which payments are guaranteed must not exceed 95.

     Annuity payments may not extend beyond (a) your life, (b) the joint lives of you and your Plan Beneficiary, (c) a period certain greater than your life expectancy, or (d) a period certain greater than the joint life expectancies of you and your Plan Beneficiary.

      The Code has required distribution rules for Section 403(b), 401(a) and 401(k) Plans. See "Tax Status -- Contracts Used With Certain Retirement Plans."



--------------------------------------------------------------------------------

      In determining the amount of benefit payments, the minimum distribution incidental death benefit rule described in IRS regulations* must be satisfied. This distribution rule does not apply to certain 403(b) Plans if Annuity Option 3 is elected and your spouse is the second Annuitant. See "Annuity Period--Annuity Options."

      You will be subject to a 50% federal penalty tax on the amount of distribution required each year that is not distributed under the Code's minimum distribution rules.

* This rule assures that any death benefits payable under the Plan are incidental to the primary purpose of the Plan which is to provide retirement benefits to the Participant. The amount to be distributed under this rule is determined based on the Participant's age and tables contained in the IRS regulations.

      If you elect a Variable Annuity Option, your Individual Account will be allocated to the Separate Account and the Company will make a daily deduction for mortality and expense risks. See "Charges and Fees During the Accumulation Period--Mortality and Expense Risk Charge." Therefore, electing the nonlifetime option on a variable basis will result in a deduction being made even though the Company assumes no mortality risk. During the Accumulation Period, the Company will also deduct daily a charge for administrative expenses. See "Charges and Fees During the Annuity Period--Administrative Expense Charge."

ANNUITY OPTIONS

      You or, under the Retirement Plus Contract, the Contract Holder on your behalf, may choose one of the following Annuity options:

[bullet] Option 1--Payments for a Stated Period of Time--An Annuity will be paid for 5 to 30 years.

         For amounts held in the Fixed Plus Account the Annuity must be paid on a fixed basis. If payments for this option are made under a Variable Annuity, the present value of any remaining payments may be withdrawn at any time. If a withdrawal is requested before five years of payments have been made, it will be subject to any Withdrawal Fee, if applicable. (See "Charges and Fees During the Accumulation Period.")

[bullet] Option 2--Life Income Based on the Life of the Annuitant--Payments will be made until the death of the Annuitant. When this option is chosen, a choice from the following must be made:

      (a) payments cease at the death of the Annuitant;

      (b) payments may be guaranteed for 5-30 years; or

      (c) cash refund: if the Annuitant dies, the Plan Beneficiary will receive a lump sum payment equal to the amount applied to the Annuity option (less any premium tax) less the total amount of Fixed Annuity payments paid prior to such death. This cash refund feature is only available if the total amount applied to the Annuity option is allocated to a Fixed Annuity.

[bullet] Option 3--Life Income Based Upon the Lives of Two Annuitants--An
         Annuity will be paid during the lives of the Annuitant and a joint Annuitant. Payments will continue until both Annuitants have died. When this option is chosen, a choice of the following must be made:

      (a) 100% of the payment to continue after the first death;

      (b) 66 2/3% of the payment to continue after the first death;

      (c) 50% of the payment to continue after the first death;

      (d) 100% of the payment to continue after the first death with a guarantee of 5-30 years;

      (e) 100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant; or

      (f) 100% of the payment to continue after the first death with a cash refund feature. If the Annuitant and joint Annuitant die, the Plan Beneficiary will receive a lump sum payment equal to the amount applied to the Annuity option (less any premium tax) less the total amount of Fixed Annuity payments paid prior to such death. This cash refund feature is only available if the total amount applied to the Annuity option is allocated to a Fixed Annuity.

[bullet] Option 4--Payments of Interest on Sum Left with the Company (if available under the Contract)--This Option may be used only by the Plan Beneficiary when the Participant dies before the Company has


--------------------------------------------------------------------------------
         started paying an Annuity. A portion or all of the sum paid upon death may be held under this Option and will be held in the general account of the Company at interest. The Contract Holder, on behalf of the Plan Beneficiary, may later tell the Company to:

      Pay a portion or all of the sum held by the Company; or

      Apply a portion or all of the sum held by the Company to any Annuity Option above.

      If the Plan Beneficiary is the Participant's surviving spouse, the lump sum payment may be deferred to a date not later than when the Participant would have attained age 70-1/2.

      If the Plan Beneficiary is not a spouse, the Contract Holder must tell the Company to pay the full sum within 5 years after the death of the Participant.

      If a Fixed Annuity is chosen under option 1, option 2 a) or b) or option 3 a) or d), the Participant may elect an annual increase of one, two or three percent compounded annually.

      We may also offer additional Annuity Options under your Contract from time to time.

      Payments under any lifetime Annuity option will be determined without regard to the sex of the Annuitant(s). Such Annuity payments will be based solely on the age of the Annuitant(s).

      If a lifetime option is elected without a guaranteed minimum payment period, it is possible that only one Annuity payment will be made if the Annuitant under Option 2, or the surviving Annuitant under Option 3, should die prior to the due date of the second Annuity payment.

      Once lifetime Annuity payments begin, neither the Contract Holder nor the Annuitant can elect to receive another form of settlement.

                                 DEATH BENEFIT
================================================================================

ACCUMULATION PERIOD

      A portion or all of any death proceeds may be (a) paid to the Plan Beneficiary in a lump sum; (b) applied to any of the Annuity Options; (c) subject to applicable provisions of the Code, left in the variable investment options; (d) if the Plan Beneficiary is your spouse, paid under a Systematic Distribution Option; or (e) subject to applicable provisions of the Code, left on deposit in the Company's general account and the Plan Beneficiary may receive monthly, quarterly, semiannual or annual interest payments at the interest rate then currently being credited on such deposits. The balance on deposit can be withdrawn at any time or applied under any Annuity Option. See "Annuity Period-- Annuity Options." Under the Retirement Plus Contract, any death proceeds will be paid as directed by the Contract Holder. Any lump sum payment paid during the Accumulation Period or under the applicable lifetime or nonlifetime Annuity options will normally be mailed to the Contract Holder, or to the Plan Beneficiary,(if requested by the Contract Holder), within seven calendar days after proof of death acceptable to the Company and a request for payment on a form acceptable to the Company is received at our Home Office in good order.

     Until the election of method of payment, amounts will remain invested as they were before the death, and the Beneficiary will assume all nonforfeitable rights under a Contract. The Code requires that distributions begin within a certain time period. If the Plan Beneficiary is your surviving spouse and the Plan allows, the Plan Beneficiary has until you would have attained age 70-1/2 to begin Annuity payments, to receive a lump sum distribution, or to begin receiving distributions under a Systematic Distribution Option. If your Plan Beneficiary is not your surviving spouse, either Annuity payments must begin by December 31 of the year following the year of your death, or the entire value must be distributed by December 31 of the fifth year following the year of your death. In no event may payments to any Plan Beneficiary extend beyond the life of the Plan Beneficiary or any period certain greater than the Plan Beneficiary's life expectancy. Failure to commence distribution within the above time periods can result in tax penalties.

      If a lump sum distribution is elected, the Plan Beneficiary will receive the value of the Individual Account determined as of the Valuation Period in which proof of death, acceptable to us, and a request for payment on a form acceptable to the Company is received at our Home Office in good order. The


--------------------------------------------------------------------------------
distribution is taxed in the same manner as a full surrender. If an Annuity Option is elected, the value applied to the Annuity Option is determined in the same manner, and the proceeds are taxed in the same manner as the Annuity payments. If amounts are left in the variable investment options, the Individual Account Current Value will continue to be affected by the investment performance of the investment option(s) selected. If amounts are left on deposit in the general account, the principal amount is guaranteed, but interest payments may vary. In general, regardless of the method of payment, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received those payments. See "Tax Status."

ANNUITY PERIOD

      If an Annuitant dies after Annuity payments have begun, any death benefit payable will depend upon the terms of the Contract and the Annuity option selected.

      If Annuity Option 2 or 3 was elected without a guaranteed minimum payment period under a Contract, Annuity payments will cease upon the death of the Annuitant under a Life Annuity or the death of the surviving Annuitant under Option 3.

      Under a Contract, if Annuity Option 2 or 3 was elected with a guaranteed minimum payment period and the death of the Annuitant under Annuity Option 2 or the surviving Annuitant under Option 3 occurs prior to the end of that period, we will pay to the person designated by the Contract Holder in a lump sum (unless otherwise requested) the present value of the guaranteed Annuity payments remaining. Such value will be determined as of the Valuation Period in which proof of death, acceptable to us, and a request for payment are received at our Home Office. The value will be reduced by any payments made after the date of death.

      If Annuity Option 2 was elected with a guaranteed minimum payment period under a Contract and the Annuitant dies before all guaranteed payments are made, the value of any remaining payments may be paid in a lump sum to your Plan Beneficiary and no Withdrawal Fee will be imposed. Such value will be determined as of the Valuation Period in which proof of death, acceptable to us, and a request for payment on a form acceptable to the Company are received at our Home Office in good order.

      If the Annuitant dies after Annuity payments have begun and if there is a death benefit payable under the Annuity option elected, the remaining values must be distributed to your designated Plan Beneficiary at least as rapidly as under the original method of distribution.

      Any lump sum payment paid under the applicable lifetime or nonlifetime Annuity options will normally be made within seven calendar days after proof of death, acceptable to us, and a request for payment are received at our Home Office.

                                  TAX STATUS
================================================================================

INTRODUCTION

      The following provides a general discussion and is not intended as tax advice. This discussion reflects the Company's understanding of current federal income tax law and does not consider any applicable state or other tax laws. Current federal income tax laws may change in the future, and it is possible that any change could be retroactive (i.e., effective prior to the date of the change). The Company makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract. The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity payments, and on the economic benefit to the Contract Holder, Participant or Plan Beneficiary may depend upon the tax status of the individual concerned. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction.

TAXATION OF THE COMPANY

      The Company is taxed as a life insurance company under the Code. Since the Separate Account is not an entity separate from the Company, it will not be taxed separately as a "regulated investment company" under the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Separate Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

--------------------------------------------------------------------------------

      Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretation thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

CONTRACTS USED WITH CERTAIN RETIREMENT PLANS

      In General. The Contract is designed for use with Section 403(b) plans,
Section 401(a) and Section 401(k) plans. The tax rules applicable to retirement plans vary according to the type of plan and the terms and conditions of the plan.

      The Company makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Participants as well as Plan Beneficiaries are cautioned that the rights of any person to any benefits under the Contracts may be subject to the terms and conditions of the plans themselves, in addition to the terms and conditions of the Contracts issued in connection with such plans. Some retirement plans are subject to limitations on distribution and other requirements that are not incorporated in the Contracts. Purchasers are responsible for determining that Contributions, distributions and other transactions with respect to the Contracts satisfy applicable laws, and should consult their legal counsel and tax advisor regarding the suitability of the Contract.

      Minimum Distribution Requirements. The Code has required distribution rules for Section 403(b), 401(a) and 401(k) Plans. Under 403(b) Plans, distributions of amounts held as of December 31, 1986 must generally begin by the end of the calendar year in which you attain age 75 or retire, if later. However, special rules require that some or all of that balance be distributed earlier if any distributions are taken in excess of the minimum required amount. For all Participants, other than 5% owners, distributions under 401(a) and 401(k) Plans, and distributions attributable to Contributions under Section 403(b) Plans on or after January 1, 1987 (including any earnings on the entire Account Value after that date), must generally begin by April 1 of the calendar year following the calendar year in which you attain age 70-1/2 or retire, whichever occurs later. For 5% owners, such distributions must begin by April 1st of the calendar year following the calendar year in which you attain age 70-1/2.

      In general, annuity payments must be distributed over your life or the joint lives of you and your Plan Beneficiary, or over a period not greater than your life expectancy or the joint life expectancies of you and your Plan Beneficiary.

      If you die after the required minimum distribution has commenced, distributions to your Plan Beneficiary must be made at least as rapidly as under the method of distribution in effect at the time of your death. However, if the minimum required distribution is calculated each year based on your single life expectancy or the joint life expectancies of you and your Plan Beneficiary, the regulations for Code Section 401(a)(9) provide specific rules for calculating the minimum required distributions at your death. For example, if you have elected ECO with the calculation based on your single life expectancy, and the life expectancy is recalculated each year, your recalculated life expectancy becomes zero in the calendar year following your death and the entire remaining interest must be distributed to your Plan Beneficiary by December 31 of the year following your death. However, a spousal Plan Beneficiary has certain rollover rights which can only be exercised in the year of your death. The rules are complex and you should consult your tax advisor before electing the method of calculation to satisfy the minimum distribution requirements.

      If you die before the required minimum distribution has commenced, your entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. Alternatively, payments may be made over the life of the Plan Beneficiary or over a period not extending beyond the life expectancy of the Plan Beneficiary, provided the distribution begins by December 31 of the calendar year following the calendar year of your death, or December 31 of the calendar year in which you would have attained age 70-1/2.

      If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

      Taxation of Distributions. All distributions will be taxed as they are received unless you made a rollover

--------------------------------------------------------------------------------
contribution of the distribution to another plan of the same type or to an individual retirement annuity/account ("IRA") in accordance with the Code, or unless you have made after-tax Contributions to the Plan, which are not taxed upon distribution. The Code has specific rules that apply, depending on the type of distribution received, if after-tax Contributions were made.

      In general, payments received by your Plan Beneficiaries after your death are taxed in the same manner as if you had received those payments, except that a limited death benefit exclusion may apply to payments made for deaths occurring on or before August 20, 1996.

      Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients may be provided the opportunity to elect not to have tax withheld from distributions; however, certain distributions from annuities are subject to a mandatory 20% federal income tax withholding. If the Participant or Beneficiary is a non-resident alien, any withholding will be governed by Code Section 1441 based on the individual's citizenship, the country of domicile and treaty status. We will report to the IRS the taxable portion of all distributions.

      The Code imposes a 10% penalty tax on the taxable portion of any distribution unless made when (a) you have attained age 59-1/2, (b) you have become disabled, (c) you have died, (d) you have separated from service with the plan sponsor at or after age 55, (e) the distribution amount is rolled over into another plan of the same type or to an IRA in accordance with the terms of the Code, or (f) the distribution amount is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your Plan Beneficiary, provided you have separated from service with the plan sponsor. In addition, the penalty tax does not apply for the amount of a distribution equal to unreimbursed medical expenses incurred by you that qualify for deduction as specified in the Code. The Code may impose other penalty taxes in other circumstances.

      Section 403(b) Plans. Under Code Section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

      In order to be excludable from taxable income, total annual contributions made by you and your employer cannot exceed either of two limits set by the Code. The first limit, under Section 415, is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the Plan and, for years beginning after December 31, 1997, includes any elective deferrals under Code Section 402(g) and any amounts not includible in gross income under Code Section 125 or 457. The second limit, which is the exclusion allowance under Section 403(b), is usually calculated according to a formula that takes into account your length of employment, any pretax contributions you and your employer have already made under the Plan, and any pretax contributions to certain other retirement plans. These two limits apply to your contributions as well as to any contributions made by your employer on your behalf. There is an additional limit that specifically limits your salary reduction contributions to generally no more than $10,000 annually (subject to indexing); your own limit may be higher or lower, depending on certain conditions. In addition, Purchase Payments will be excluded from a Participant's gross income only if the Plan meets certain nondiscrimination requirements.

      Code Section 403(b)(11) restricts the distribution under Section 403(b) contracts of: (1) salary reduction contributions made after December 31, 1988;
(2) earnings on those contributions; and (3) earnings during such period on amounts held as of December 31, 1988. Subject to the terms of the Plan, distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.

      If, pursuant to Revenue Ruling 90-24, the Company agrees to accept, under any of the Contracts covered by this Prospectus, amounts transferred from a Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Code Section 403(b)(7)(A)(ii).

      Generally, no amounts accumulated under the Contract will be taxable prior to the time of actual distribution. However, the IRS has stated in published

--------------------------------------------------------------------------------
rulings that a variable contract owner, including participants under Section 403(b) Plans, will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includable in the variable contract owner's gross income. The Treasury announced that guidance would be issued in the future regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the owner from being considered the federal tax owner of the assets of the Separate Account.

      Section 401(a) and 401(k) Plans. Section 401(a) and 401(k) permits certain employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish various types of retirement plans for themselves and for their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the Plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual except to a Participant as a means to provide benefit payments.

The Code imposes a maximum limit on annual Purchase Payments that may be excluded from a Participant's gross income. Such limit must be calculated under the Plan by the employer in accordance with Section 415 of the Code. This limit is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the Plan and, for years beginning after December 31, 1997, includes any elective deferrals under Code
Section 402(g) and any amounts not includible in gross income under Code Section 125 or 457. The limit applies to your contributions as well as any contributions made by your employer on your behalf. There is an additional limit that specifically limits your salary reduction contributions under a 401(k) Plan to generally no more than $10,000 annually (subject to indexing). Your own limits may be higher or lower, depending on certain conditions. In addition, Purchase Payments will be excluded from a Participant's gross income only if the Plan meets certain nondiscrimination requirements.

      Code Section 401(k) restricts distribution from the 401(k) Employee Account and possibly all or a portion of the 401(k) Employer Account, if such amounts are included in determining compliance with certain nondiscrimination requirements under the Code.

      Subject to the terms of the Plan, distribution of these restricted amounts may only occur upon retirement, death of the employee, attainment of age 59-1/2, disability, separation from service, financial hardship, termination of the Plan in certain circumstances or upon disposition of substantially all of the employer's assets or of a subsidiary. In addition, income attributable to salary reduction contributions and credited on or after January 1, 1989 may not be distributed in the case of hardship.

                                 MISCELLANEOUS
================================================================================

VOTING RIGHTS

      Each Contract Holder may direct us in the voting of shares at meetings of shareholders of the appropriate Fund(s). The number of votes to which each Contract Holder may give direction will be determined as of the record date.

      The number of votes each Contract Holder is entitled to direct with respect to a particular Fund during the Accumulation Period is equal to the portion of the sum of all Current Values of a Contract attributable to that Fund divided by the net asset value of one share of that Fund. During the Annuity Period, the number of votes is equal to the Valuation Reserve applicable to the portion of a Contract attributable to that Fund, divided by the net asset value of one share of that Fund. In determining the number of votes, fractional votes will be recognized. Where the value of a Contract or Valuation Reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.

      Participants and Annuitants have a fully vested (100%) interest in the value of the Individual Accounts which are credited with Participant Contributions. Participants and Annuitants also have a nonforfeitable


--------------------------------------------------------------------------------

(vested) right to the value of the Employer Account pursuant to the terms of, and to the extent of their vested percentage under the Plan. Therefore, such Participants and Annuitants may instruct the Contract Holder how to direct us to cast the votes for the portion of the Current Value or Valuation Reserve attributable to their Individual Accounts. Votes attributable to those Participants and Annuitants who do not instruct the Contract Holder will be cast by us in the same proportion as votes for which instructions have been received by the Contract Holder. Votes attributable to Contract Holders who do not direct us will be cast by us in the same proportion as the votes for which we have received directions.

      Contract Holders, or Participants and Annuitants entitled to instruct the casting of votes, will receive a notice of each meeting of shareholders, together with any proxy solicitation materials, and a statement of the number of votes attributable to their participation under a Contract and stating the right to instruct the Contract Holder how such votes shall be cast.

MODIFICATION OF THE CONTRACTS

      Only an authorized officer of the Company may change the terms of this Contract. The Company reserves the right to modify this Contract to meet the requirements of applicable state and federal laws or regulations. The Company will notify the Contract Holder and Participants in writing of any changes.

      The Company may change the tables for determining the amount of Annuity benefit payments attributable only to Contributions accepted after the effective date of change, without Contract Holder consent. Such a change will not become effective earlier than twelve months after (1) the effective date of the Contract, or (2) the effective date of a previous change. The Company will notify the Contract Holder in writing at least thirty (30) days before the effective date of the change. The Company may not make changes which adversely affect the Annuity benefits attributable to Contributions already made to the Contract.

CONTRACT HOLDER INQUIRIES

      A Contract Holder or a Participant may direct inquiries to a local representative of the Distributor or may write directly to us. See page Definitions - 2 "Home Office" for our address.

TELEPHONE TRANSFERS

      Subject to the Contract Holder's approval, you automatically have the right to make transfers among Funds by telephone. We have enacted procedures to prevent abuses of Account transactions by telephone, including requiring the use of a personal identification number (PIN) to execute transactions. You are responsible for safeguarding your PIN, and for keeping Account information confidential. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by you. To ensure authenticity, we record all calls on the 800 line.
Note: All Account information and transactions permitted are subject to the terms of the Plan(s).

PAYMENTS

      Payments for withdrawal requests (subject to the limitations on withdrawals from the Fixed Plus Account described in Appendices II and III) will be made in accordance with SEC requirements, but normally not later than seven calendar days after a properly completed disbursement form is received at our Home Office or within seven calendar days of the date the withdrawal form may specify. Payments may be delayed for: (a) any period in which the New York Stock Exchange ("Exchange") is closed (other than customary weekend and holiday closings) or in which trading on the Exchange is restricted; (b) any period in which an emergency exists where disposal of securities held by the Funds is not reasonably practicable or is not reasonably practicable for the value of the assets of the Funds to be fairly determined; or (c) such other periods as the SEC may by order permit for the protection of Contract Holders and Participants. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

TRANSFER OF OWNERSHIP; ASSIGNMENT

      Unless contrary to applicable law, assignment of a Contract or an Individual Account is prohibited.



--------------------------------------------------------------------------------

LEGAL PROCEEDINGS

      We know of no material legal proceedings pending to which the Separate Account is a party, nor which would materially affect the Separate Account.

LEGAL MATTERS

      The validity of the securities offered by this Prospectus has been passed upon by Counsel to the Company.

YEAR 2000


      As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its computer systems, applications and facilities Year 2000 ready. The plan covers four stages including (i) inventory, (ii) assessment, (iii) remediation and (iv) testing and certification. At year end 1997, Aetna, including the Company, had substantially completed the inventory and assessment stages. The remediation process is currently underway and targeted for completion by December 31, 1998. Testing and certification of these systems and applications are targeted for completion by mid-1999. The costs of these efforts will not affect the Separate Account.

      The Company, its affiliates and the mutual funds that serve as investment options for the Separate Account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, is initiating communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Where practicable Aetna and the Company will assess and attempt to mitigate their risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Separate Account, including, without limitation, its operation or the valuation of its assets and units.



--------------------------------------------------------------------------------

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
================================================================================

     The following items are the contents of the Statement of Additional
Information:



         General Information and History
         Variable Annuity Account C
         Offering and Purchase of Contracts
         Performance Data
          General
          Average Annual Total Return Quotations
         Annuity Payments
         Sales Material
         Independent Auditors
         Financial Statements of the Separate Account
         Financial Statements of Aetna Life Insurance and Annuity Company


--------------------------------------------------------------------------------

                                   APPENDIX I


                        GUARANTEED ACCUMULATION ACCOUNT
================================================================================

This Appendix is a summary of the Guaranteed Accumulation Account ("GAA") and is not intended to replace the GAA prospectus. You should read the accompanying GAA prospectus carefully before investing.


      The GAA is a credited interest option available during the Accumulation Period. Amounts allocated to the GAA are held by the Company as described in the GAA prospectus.


     The GAA is a credited interest option in which we guarantee stipulated rates of interest for stated periods of time on amounts directed to the GAA. The interest rate stipulated is an annual effective yield; that is, it reflects a full year's interest. Interest is credited daily at a rate that will provide the guaranteed annual effective yield over the period of one year. This option guarantees the minimum interest rate specified in the Contract.

     During a specified period of time (the "deposit period"), amounts may be applied to any or all available Guaranteed Terms within the Short-Term and Long-Term classifications. Short-Term GAA has Guaranteed Terms from one to three years and Long-Term GAA has Guaranteed Terms from more than three and up to ten years.

     Purchase Payments must remain in the GAA for the full Guaranteed Term to receive the quoted interest rates. Withdrawals or transfers from a Guaranteed Term before the end of that Guaranteed Term may be subject to a Market Value Adjustment ("MVA"). For Contracts issued in New York, no MVA applies upon the election of the Estate Conservation Option or the Systemic Withdrawal Option. An MVA reflects the change in the value of the investments due to changes in interest rates since the date of deposit. When interest rates increase after the date of deposit, the value of the investment decreases, and the MVA is negative. Conversely, when interest rates decrease after the date of deposit, the value of the investment increases, and the MVA is positive. It is possible that a negative MVA could result in the Participant receiving an amount that is less than the amount paid into the GAA.

     As a Guaranteed Term matures, assets accumulating under the GAA may be (a) transferred to a new Guaranteed Term, if available under the Contract, (b) transferred to other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to a Withdrawal Fee, federal tax penalties or mandatory income tax withholding and a Maintenance Fee.

     By notifying us at least 30 days prior to the Annuity Date, you may elect a variable annuity and have amounts which have been accumulating under the GAA transferred to one or more of the Funds available during the Annuity Period. GAA cannot be used as an investment option during the Annuity Period.

MORTALITY AND EXPENSE RISK CHARGE

     The Company makes no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

TRANSFERS

     Transfers are permitted among Guaranteed Terms. However, amounts applied to the GAA may not be transferred to another Guaranteed Term of GAA, or to any other Subaccount or credited interest option available under the Contract, during the deposit period or the 90 days after the close of the deposit period. We will apply an MVA to transfers made during the end of a Guaranteed Term, unless such transfer is due to the maturity of the Guaranteed Term.

CONTRACT LOANS

     Loans may not be made against amounts held in the GAA, although such value is included in determining the value of the Individual Account against which a loan may be made.

REINVESTMENT PRIVILEGE

     If amounts are withdrawn from the GAA and reinvested, they will be applied to the current deposit period. Amounts are proportionately reinvested to the Classifications in the same manner as they were allocated before the withdrawal. Any negative MVA amount applied to a withdrawal is not included in the reinvestment.


--------------------------------------------------------------------------------

                                  APPENDIX II


                              FIXED PLUS ACCOUNT
================================================================================

After receipt of any required regulatory approval in a given state, all Contracts issued in that state that offer the Fixed Plus Account will provide for the availability of this Fixed Plus Account investment option.

The following summarizes material information concerning the Fixed Plus Account that is offered as an option under the Contracts. Additional information may by found in your certificate or Contract. Amounts allocated to the Fixed Plus Accounts are held in the Company's general account that supports insurance and annuity obligations. Interests in the Fixed Plus Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this Prospectus regarding the Fixed Plus Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Plus Account has not been reviewed by the SEC.

     The Fixed Plus Account guarantees that amounts allocated to this option will earn the minimum Fixed Plus interest rate specified in a Contract. We may credit a higher interest rate from time to time. The Company's determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing Net Contribution values and promising a minimum interest rate and Annuity payment.

     The Fixed Plus Account will reflect a compound interest rate credited by us. The interest rate quoted is an annual effective yield. Amounts applied to the Fixed Plus Account will earn the Fixed Plus interest rate in effect when actually applied to the Fixed Plus Account. We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

     The Company reserves the right to limit Net Contribution(s) and/or transfers to the Fixed Plus Account.

FIXED PLUS ACCOUNT WITHDRAWALS

     The amount eligible for partial withdrawal is 20% of the amount held in the Fixed Plus Account on the day our Home Office receives a written request, reduced by any Fixed Plus Account withdrawals, transfers, loans or annuitizations made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a Systematic Distribution Option. The 20% limit is waived if the partial withdrawal is taken pro rata from each investment option in which the Individual Account invests; and is due to annuitization under a fixed lifetime or non-lifetime Annuity option, or a variable lifetime Annuity option, or due to death. The waiver upon death will only be exercised once and must occur within 6 months after the Participant's date of death. In addition, subject to state regulatory approval, the 20% limit is waived if the partial withdrawal is due to hardship from an unforeseeable emergency, as defined by the Code, and if the following conditions are met: i) the hardship is certified; ii) the partial withdrawal is taken pro rata from each investment option in which the Individual Account invests; iii) the amount is paid directly to you; and iv) the amount paid for all withdrawals due to hardship during the previous 12-month period does not exceed 10% of the average value of all Accounts during that same period.

     If a full withdrawal is requested, we will pay any amounts held in the Fixed Plus Account, with interest, in five annual payments equal to:

   [bullet] One-fifth of the Fixed Plus Account Value on the day the request is received, reduced by any Fixed Plus Account withdrawals, loans, transfers or annuitizations made in the prior 12 months;

   [bullet] One-fourth of the then remaining Fixed Plus Account Value 12 months later;

   [bullet] One-third of the then remaining Fixed Plus Account Value 12 months later;

   [bullet] One-half of the then remaining Fixed Plus Account Value 12 months later; and

   [bullet] The balance of the Fixed Plus Account Value 12 months later.

--------------------------------------------------------------------------------

   We will waive this payout provision for a Fixed Plus Account full surrender if a full withdrawal is made due to:

   (a) the Participant's death, before Annuity payments begin and request for payment is received within 6 months after the Participant's date of death;


   (b) the election of a fixed lifetime or non-lifetime Annuity option or a variable lifetime Annuity option;

   (c) if the Fixed Plus Account Value is $3,500 or less and no withdrawals, transfers, loan or annuitizations have been made from the Account within the prior 12 months; or

   (d) Subject to state regulatory approval, due to your separation from service with the employer, provided that:

       (1) the employer certifies that you have separated from service;

       (2) the amount is withdrawn within one year from separation from service or, if withdrawn after one year from separation from service, the amount withdrawn is paid directly to you; and

       (3) the amount paid for all withdrawals due to separation from service during the previous 12-month period does not exceed 20% of the average value of all Accounts under the Contract during that same period.

     Once we receive a request for a full withdrawal from an Account, no further withdrawals or transfers will be permitted from the Fixed Plus Account. A full withdrawal from the Fixed Plus Account may be canceled at any time before the end of the five-payment period.

TRANSFERS AMONG INVESTMENT OPTIONS

     The amount eligible for transfer from the Fixed Plus Account is 20% of the amount held in the Fixed Plus Account on the day our Home Office receives a written request, reduced by any Fixed Plus Account withdrawals, transfers, loans or annuitizations made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a Systematic Distribution Option. The 20% limit on transfers will be waived when the value in the Fixed Plus Account is $1,000 or less.

     By notifying us at our Home Office at least 30 days before Annuity payments begin, you may elect to have amounts which have been accumulating under the Fixed Plus Account transferred to one or more of the Funds available during the Annuity Period to provide lifetime Variable Annuity payments.

SWO

     The Systematic Withdrawal Option may not be elected if you have requested a Fixed Plus Account transfer or withdrawal within the prior 12-month period.

LOANS

     Loans may be made from those Individual Account Current Values held in the Fixed Plus Account. A 5% default charge may be assessed on amounts loaned from, but not repaid to the Fixed Plus Account. The default charge will apply to borrowed amounts that exceed the amount eligible for withdrawal at the time the loan is made.

TRANSFER CREDITS

     The Company provides a transfer credit in certain circumstances. See "Transfer Credits." The Transfer Credit is a specified percentage of the assets transferred to the Company under a Contract that remain in the Individual Accounts for the period of time specified by the Company, plus the interest that would have been credited had that amount been deposited in the Fixed Plus Account on the first business day of the calendar month following its calculation. The transfer credit is applied to the Current Value held in the Fixed Plus Account.


--------------------------------------------------------------------------------

                                 APPENDIX III


                               FIXED PLUS ACCOUNT
                  (Applicable only in limited circumstances)
================================================================================

If the Fixed Plus Account is available under the Contract, the Fixed Plus Account described below will be available as an investment option for all Contributions under Contracts issued in a given state until the Company obtains any required state regulatory approval to offer the Fixed Plus Account investment option described in Appendix II. Subject to state regulatory approval, certain Contracts under which the Fixed Plus Account described below is an investment option may be endorsed to (i) provide that no new Contributions or transfers may be made to the Fixed Plus Account described below; or (2) make the Fixed Plus Account investment option described in Appendix II applicable to all new and existing Contributions to the Fixed Plus Account.

The following summarizes material information concerning the Fixed Plus Account that is offered as an option under the Contracts. Additional information may be found in your Certificate or Contract. Amounts allocated to the Fixed Plus Accounts are held in the Company's general account that supports insurance and annuity obligations. Interests in the Fixed Plus Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this Prospectus regarding the Fixed Plus Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Plus Account has not been reviewed by the SEC.

     The Fixed Plus Account guarantees that amounts allocated to this option will earn the minimum Fixed Plus interest rate specified in a Contract. We may credit a higher interest rate from time to time. The Company's determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing Net Contribution values and promising a minimum interest rate and Annuity payment.

     The Fixed Plus Account will reflect a compound interest rate credited by us. The interest rate quoted is an annual effective yield. Amounts applied to the Fixed Plus Account will earn the Fixed Plus interest rate in effect when actually applied to the Fixed Plus Account. We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

     Beginning on the tenth Individual Account Year, we will credit amounts held in the Fixed Plus Account with an interest rate that is at least 0.25% higher than the then-declared interest rate for the Fixed Plus Accounts for Individual Accounts that have not reached their tenth anniversary.

     The Company reserves the right to limit Net Contribution(s) and/or transfers to the Fixed Plus Account.

FIXED PLUS ACCOUNT WITHDRAWALS

     The amount eligible for partial withdrawal is 20% of the amount held in the Fixed Plus Account on the day our Home Office receives a written request, reduced by any Fixed Plus Account withdrawals, transfers, loans or annuitizations made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a Systematic Distribution Option. The 20% limit is waived if the partial withdrawal is taken pro rata from each investment option the Individual Account invests and is due to annuitization under a fixed lifetime or non-lifetime Annuity option; or a variable lifetime Annuity option; or due to death. The waiver upon death will only be exercised once and must occur within 6 months after the Participant's date of death.

     If a full withdrawal is requested, we will pay any amounts held in the Fixed Plus Account, with interest, in five annual payments equal to:

   [bullet] One-fifth of the Fixed Plus Account Value on the day the request is received, reduced by any Fixed Plus Account withdrawals, loans, transfers or annuitizations made in the prior 12 months;

   [bullet] One-fourth of the then remaining Fixed Plus Account Value 12 months later;

--------------------------------------------------------------------------------

   [bullet] One-third of the then remaining Fixed Plus Account Value 12 months later;

   [bullet] One-half of the then remaining Fixed Plus Account Value 12 months later; and

   [bullet] The balance of the Fixed Plus Account Value 12 months later.

     We will waive this payout provision for a Fixed Plus Account full surrender if a full withdrawal is made due to:

   (a) the Participant's death, before Annuity payments begin and request for payment is received within 6 months after the Participant's date of death;


   (b) the election of a fixed lifetime or non-lifetime Annuity option or a variable lifetime Annuity option; or

   (c) if the Fixed Plus Account Value is $3,500 or less and no withdrawals, transfers, loans or annuitizations have been made from the Account within the prior 12 months.

     Once we receive a request for a full withdrawal from an Account, no further withdrawals or transfers will be permitted from the Fixed Plus Account. A full withdrawal from the Fixed Plus Account may be canceled at any time before the end of the five-payment period.

TRANSFERS AMONG INVESTMENT OPTIONS

     The amount eligible for transfer from the Fixed Plus Account is 20% of the amount held in the Fixed Plus Account on the day our Home Office receives a written request, reduced by any Fixed Plus Account withdrawals, transfers, loans or annuitizations made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a Systematic Distribution Option. The 20% limit on transfers will be waived when the value in the Fixed Plus Account is $1,000 or less.

     By notifying us at our Home Office at least 30 days before Annuity payments begin, you may elect to have amounts which have been accumulating under the Fixed Plus Account transferred to one or more of the Funds available during the Annuity Period to provide lifetime Variable Annuity payments.

SWO

     The Systematic Withdrawal Option may not be elected if you have requested a Fixed Plus Account transfer or withdrawal within the prior 12-month period.

LOANS

     Loans may be made from those Individual Account Current Values held in the Fixed Plus Account. A 5% default charge may be assessed on amounts loaned from, but not repaid to the Fixed Plus Account. The default charge will apply to borrowed amounts that exceed the amount eligible for withdrawal at the time the loan is made.

TRANSFER CREDITS

     The Company provides a transfer credit in certain circumstances. See "Transfer Credits." The transfer credit is a specified percentage of the assets transferred to the Company under a Contract that remain in the Individual Accounts for the period of time specified by the Company, plus the interest that would have been credited had that amount been deposited in the Fixed Plus Account on the first business day of the calendar month following its calculation. The transfer credit is applied to the Current Value held in the Fixed Plus Account.


--------------------------------------------------------------------------------

                                  APPENDIX IV


                                 FIXED ACCOUNT
                   (Applicable only in limited circumstances)
================================================================================

If made available under your Contract, the Fixed Account is an investment option generally available only for amounts previously allocated to a Fixed Account under contracts that are exchanged into one or more of the Contracts. See Appendix VI. Generally, no new Contributions or transfers to the Fixed Account will be allowed, unless otherwise provided in the Contact.

The following summarizes material information concerning the Fixed Account. Additional information may be found in your certificate or Contract. Amounts allocated to the Fixed Account are held in the Company's general account. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this Prospectus regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Account has not been reviewed by the SEC.

     The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the Contract. (This minimum interest rate cannot be changed by the Company.) We may credit a higher interest rate from time to time. The Company's determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing Net Purchase Payment values and promising a minimum interest rate and Annuity payment.

     Under certain emergency conditions, we may defer payment of a Fixed Account withdrawal value (a) for a period of up to 6 months or (b) as provided by federal law.

     In addition, if allowed by state law, we may pay any Fixed Account withdrawal value in equal payments, with interest, over a period not to exceed 60 months, when:

   (a) the Fixed Account withdrawal value for the Contract or for the total of the Accounts under the Contract exceeds $250,000 on the day prior to the withdrawal; and

   (b) the sum of the current Fixed Account withdrawal and the total of all Fixed Account withdrawals from the Contract or any Account under the Contract within the past 12 calendar months exceeds 20% of the amount in the Fixed Account on the day prior to the current withdrawal.

     Interest, as used above, will not be more than two percentage points below any rate determined prospectively by the Board of Directors for this class of Contract. In no event will the interest rate be less than the minimum stated in the Contract.

     Amounts applied to the Fixed Account will earn the interest rate in effect when actually applied to the Fixed Account.

MORTALITY AND EXPENSE RISK CHARGE

     The Fixed Account will reflect a compound interest rate credited by us. The interest rate quoted is an annual effective yield. We make no deductions from the credited interest rate for mortality and expense risks; these risks are considered in determining the credited rate.

TRANSFERS AMONG INVESTMENT OPTIONS

     Transfers from the Fixed Account to any other available investment option(s) are allowed in each calendar year during the Accumulation Period. The amount that may be transferred may vary at our discretion; however, it will never be less than 10% of the amount held under the Fixed Account. Transfers to the Fixed Plus Account will be permitted without regard to this limitation.


--------------------------------------------------------------------------------

     By notifying us at our Home Office at least 30 days before Annuity payments begin, the Contract Holder, on your behalf, may elect to have amounts which have been accumulating under the Fixed Account transferred to one or more of the Funds available during the Annuity Period to provide Variable Annuity payments.

CONTRACT LOANS

     Loans may be made from those Individual Account Current Values held in the Fixed Account.

--------------------------------------------------------------------------------

                                  APPENDIX V


                        EMPLOYEE APPOINTMENT OF EMPLOYER
                       AS AGENT UNDER AN ANNUITY CONTRACT
                        (FOR RETIREMENT PLUS CONTRACTS)
================================================================================

     My employer has adopted a plan under Internal Revenue Code Sections 403(b) or 401(a)/401(k) ("Plan") and has purchased an Aetna Life Insurance and Annuity Company ("Company") Retirement Plus group variable annuity contract ("Contract") as the funding vehicle. Contributions under this Plan will be made by me through salary reduction to an Employee Account, and by my employer to an Employer Account.

     By electing to participate in my employer's Plan, I voluntarily appoint my employer, who is the Contract Holder, as my agent for the purposes of all transactions under the Contract in accordance with the terms of the Plan. The Company is not a party to the Plan and does not interpret the Plan provisions.

     As a Participant in the Plan, I understand and agree to the following terms and conditions:

   [bullet] I own the value of my Employee Account subject to the restrictions of Sections 403(b) or 401(k) and the terms of the Plan. Subject to the terms of the vesting schedule in the Plan and the restrictions of Sections 403(b) or 401(k), I have ownership in the value of my Employer Account.

   [bullet] I understand that the Company will process transactions only with my employer's written direction to the Company. I agree to be bound by my employer's interpretation of the Plan provisions and its written direction to the Company.

   [bullet] My employer may permit me to make investment selections under the Employee Account and/or the Employer Account directly with the Company under the terms of the Contract. Without my employer's written permission, I will be unable to make any investment selections under the Contract.

   [bullet] On my behalf, my employer may request a loan in accordance with the terms of the Contract and the provisions of the Plan. The Company will make payment of the loan amount directly to me. I will be responsible for making repayments directly to the Company in a timely manner.

   [bullet] In the event of my death, my employer is the named Beneficiary under the terms of the Contract. I have the right to name a personal Beneficiary as determined under the terms of the Plan and file that Beneficiary election with my employer. It is my employer's responsibility to direct the Company to properly pay any death benefits.


--------------------------------------------------------------------------------

                                  APPENDIX VI


                        CONTRACTS ACQUIRED BY EXCHANGE
================================================================================

     Certain holders of contracts issued by the Company may exchange their contract(s) (the "Exchanged Contracts") for either or both of the Contracts (the "Acquired Contract(s)"). The contracts eligible for exchange are existing group tax-deferred annuity contracts issued by the Company of the same class as the Contracts. The Company will not assess any charges or deductions in connection with an exchange. See "Deferred Sales Charges" below. Upon an exchange, the rights of the Exchanged Contract holder and participants under the Exchanged Contract will be governed by the Acquired Contract(s).

DIFFERENCES BETWEEN EXCHANGED CONTRACTS AND ACQUIRED CONTRACTS

     The terms of the Acquired Contracts vary from the Exchanged Contracts and it may or may not be advantageous to make an exchange. Contract Holders and Participants should review the Acquired Contract and an Exchanged Contract to determine all the differences. Some differences relate to the minimum guaranteed interest rates for the GAA, Fixed Plus Account and the Fixed Account, the availability of the Fixed Account (see Appendix IV), the operation of the Fixed Plus Account (see Appendix ll and Appendix III), the annuity options, and the tables on which Annuity payments are based.

SPECIAL ACQUIRED CONTRACTS PROVISIONS

     Except as follows, terms of the Acquired Contracts are identical to the Contracts described in the Prospectus:

Transfer Credit

     If a new Participant under an Acquired Contract transfers to the Company assets not previously held by the Company, the new Participant may receive a transfer credit. Participants of an Exchanged Contract in effect for less than a period of time specified by the Company who transferred assets not previously held by the Company may also receive a transfer credit. See "Transfer Credit."

Deferred Sales Charge

     Under the Acquired Contract, new Participants of the Acquired Contract will be subject to the Withdrawal Fee elected by the Contract Holder. See "Charges and Fees During the Annuity Period". The Withdrawal Fee for existing Participants of an Exchanged Contract, however, will be subject to the deferred sales charges outlined below and as previously set forth in their Exchanged Contract unless such charges are reduced or eliminated. See "Reduction or Elimination of the Deferred Sales Charge" below. In general, deferred sales charges may be deducted from amounts withdrawn during the first 10 Purchase Payment Periods completed (if the Exchanged Contract is an Installment Purchase Payment Contract) or 9 Account Years (if the Exchanged Contract is a Single Purchase Payment Contract), as set forth in the table below. In some cases, the deferred sales charge will be based on Account Years for both Installment Purchase Payment Contracts and for Single Purchase Payment Contracts. Please refer to the Contract endorsement relating to the exchange to obtain more specific information. Consult the Exchanged Contract to determine whether it is an Installment Payment Contract or Single Purchase Payment Contract. For purposes of determining if a deferred sales charge applies under an Acquired Contract, amounts received under an Exchanged Contract will be credited for the period of time during which the amount was held under an Exchanged Contract.


     The following tables reflect the deferred sales charge deduction as a percentage of the amount withdrawn from the Funds, GAA and the Fixed Account:



--------------------------------------------------------------------------------

      INSTALLMENT PURCHASE PAYMENT ACCOUNT:

Purchase Payment               Deferred Sales
Periods Completed*            Charge Deduction
----------------------------------------------
Less than 5                         5%
5 or more but less than 7           4%
7 or more but less than 9           3%
9 or 10                             2%
More than 10                        0%


* For some Contracts, the deferred sales charge for Installment Purchase Payment Accounts will be based on Account Years. Please refer to the Contract endorsement relating to the exchange.

       SINGLE PURCHASE PAYMENT ACCOUNT:

Account Years                 Deferred Sales
Completed                    Charge Deduction
---------------------------------------------
Less than 5                        5%
5 or more but less than 6          4%
6 or more but less than 7          3%
7 or more but less than 8          2%
8 or more but less than 9          1%
9 or more                          0%


     The deduction for the deferred sales charge will not exceed 8.5% of the total Purchase Payments actually made to an Individual Account.

     The deferred sales charge will apply to withdrawals during the Accumulation Period. It will apply during the Annuity Period if a non-lifetime Annuity option is elected on a variable basis and the remaining value is withdrawn before five years of Annuity payments have been completed.


Reduction or Elimination of the Deferred Sales Charge

     For a particular Plan, we may reduce, waive or eliminate the deferred sales charge for existing Participants of a Contract acquired by exchange. Any reduction, waiver or elimination of such charges will reflect differences or expected differences in the amounts of unrecovered distribution costs or services of the types that the charges are intended to defray. When considering whether to reduce or eliminate such charges or to grant such a waiver, we will take into account factors which may include the following:

[bullet] the level of the Company's sales-related expenses;

[bullet] the specific distribution provisions of the Plan;

[bullet] the level of employer involvement in determining eligibility for distributions under the Contract; and

[bullet] the Company's assessment of financial risk to the Company relating to withdrawals.

     We will determine any reduction, waiver or elimination of deferred sales charges on a basis that is not unfairly discriminatory. We will make any reduction in deferred sales charge according to the Company's rules in effect at the time an application for an Acquired Contract is approved. We reserve the right to change these rules from time to time.


FIXED PLUS ACCOUNT

     For Acquired Contracts that allow investment in the Fixed Plus Account described in Appendix III, there is a one-time election for Individual Accounts established with Net Contributions from exchanged Company Contracts.

  1) During a specified period beginning on the Contract effective date, Participants will have a one-time opportunity to elect, by giving notice to the Company, to have all amounts held in the Fixed Plus Account be subject to the Fixed Plus Account rules described in Appendix II. Participants who make the election described in the preceding sentence will not be entitled to be credited, beginning on the tenth anniversary of the effective date of their Individual Account, with an interest rate that is higher than the then declared rate for Individual Accounts before the tenth anniversary on any amounts held in the Fixed Plus Account (See Appendix III). An election made pursuant to this provision may not be revoked.

  2) For Participants who do not make the election allowed under 1) above, amounts attributable to their balances in the Fixed Plus Account on the Contract effective date will remain subject to the rules described in Appendix III until such time as they are transferred to another investment option or withdrawn.

--------------------------------------------------------------------------------

                                  APPENDIX VII
                         CONDENSED FINANCIAL INFORMATION
                                     TABLE I
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 0.95%
   (Selected data for accumulation units outstanding throughout each period)
================================================================================

For Contracts with total Separate Account Charges of 0.95% the condensed financial information presented below for each of the periods in the two-year period ended December 31, 1997 (as applicable), is derived from the financial statements of the Separate Account, which have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.



                                                                       1997                   1996
                                                               --------------------   --------------------
AETNA ASCENT VP
 Value at beginning of period                                         $11.472                $10.000(2)
 Value at end of period                                               $13.624                $11.472
 Increase (decrease) in value of accumulation unit(1)                   18.76%                 14.72%(2)
 Number of accumulation units outstanding at end of period            119,471                 20,237
AETNA BALANCED VP, INC.
 Value at beginning of period                                         $10.902                $10.000(2)
 Value at end of period                                               $13.226                $10.902
 Increase (decrease) in value of accumulation unit(1)                   21.32%                  9.02%(2)
 Number of accumulation units outstanding at end of period            986,711                702,222
AETNA BOND VP
 Value at beginning of period                                         $10.503                $10.000(2)
 Value at end of period                                               $11.268                $10.503
 Increase (decrease) in value of accumulation unit(1)                    7.28%                  5.03%(2)
 Number of accumulation units outstanding at end of period            251,156                161,765
AETNA CROSSROADS VP
 Value at beginning of period                                         $11.146                $10.000(2)
 Value at end of period                                               $12.980                $11.146
 Increase (decrease) in value of accumulation unit(1)                   16.46%                 11.46%(2)
 Number of accumulation units outstanding at end of period            117,725                  7,882
AETNA GROWTH VP
 Value at beginning of period                                         $12.787
 Value at end of period                                               $13.202
 Increase (decrease) in value of accumulation unit(1)                    3.25%(3)
 Number of accumulation units outstanding at end of period              1,880
AETNA GROWTH AND INCOME VP
 Value at beginning of period                                         $11.469                $10.000(2)
 Value at end of period                                               $14.756                $11.469
 Increase (decrease) in value of accumulation unit(1)                   28.66%                 14.69%(2)
 Number of accumulation units outstanding at end of period          3,760,076              2,876,728
AETNA INDEX PLUS LARGE CAP VP
 Value at beginning of period                                         $10.934                $10.000(4)
 Value at end of period                                               $14.500                $10.934
 Increase (decrease) in value of accumulation unit(1)                   32.62%                  9.34%(4)
 Number of accumulation units outstanding at end of period             62,360                  2,697
AETNA LEGACY VP
 Value at beginning of period                                         $10.905                $10.000(2)
 Value at end of period                                               $12.369                $10.905
 Increase (decrease) in value of accumulation unit(1)                   13.43%                  9.05%(2)
 Number of accumulation units outstanding at end of period             47,726                     61
AETNA MONEY MARKET VP
 Value at beginning of period                                         $10.277                $10.000(2)
 Value at end of period                                               $10.738                $10.277
 Increase (decrease) in value of accumulation unit(1)                    4.48%                  2.77%(2)
 Number of accumulation units outstanding at end of period            147,123                 39,811
AETNA SMALL COMPANY VP
 Value at beginning of period                                         $13.119
 Value at end of period                                               $13.684
 Increase (decrease) in value of accumulation unit(1)                    4.31%(5)
 Number of accumulation units outstanding at end of period              2,124
AETNA VALUE OPPORTUNITY VP
 Value at beginning of period                                         $12.912
 Value at end of period                                               $13.290
 Increase (decrease) in value of accumulation unit(1)                    2.93%(5)
 Number of accumulation units outstanding at end of period                587


--------------------------------------------------------------------------------

                                                                    1997               1996
                                                               -------------   -------------------
CALVERT SOCIAL BALANCED PORTFOLIO
 Value at beginning of period                                    $ 10.924            $10.000(2)
 Value at end of period                                          $ 12.994            $10.924
 Increase (decrease) in value of accumulation unit(1)               18.95%              9.24%(2)
 Number of accumulation units outstanding at end of period         93,905             19,808
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 Value at beginning of period                                    $ 10.819            $10.000(2)
 Value at end of period                                          $ 13.729            $10.819
 Increase (decrease) in value of accumulation unit(1)               26.90%              8.19%(2)
 Number of accumulation units outstanding at end of period        125,669             27,639
FIDELITY VIP GROWTH PORTFOLIO
 Value at beginning of period                                    $ 10.362            $10.000(2)
 Value at end of period                                          $ 12.674            $10.362
 Increase (decrease) in value of accumulation unit(1)               22.31%              3.62%(2)
 Number of accumulation units outstanding at end of period        150,612             54,133
FIDELITY VIP OVERSEAS PORTFOLIO
 Value at beginning of period                                    $ 10.664            $10.000(2)
 Value at end of period                                          $ 11.783            $10.664
 Increase (decrease) in value of accumulation unit(1)               10.50%              6.64%(2)
 Number of accumulation units outstanding at end of period         20,273              3,820
FIDELITY VIP II CONTRAFUND PORTFOLIO
 Value at beginning of period                                    $ 11.243            $10.000(2)
 Value at end of period                                          $ 13.825            $11.243
 Increase (decrease) in value of accumulation unit(1)               22.97%             12.43%(2)
 Number of accumulation units outstanding at end of period        266,396             95,199
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
 Value at beginning of period                                    $  9.510            $10.000(2)
 Value at end of period                                          $ 10.613            $ 9.510
 Increase (decrease) in value of accumulation unit(1)               11.60%             (4.90)%(2)
 Number of accumulation units outstanding at end of period        416,100            125,232
JANUS ASPEN BALANCED PORTFOLIO
 Value at beginning of period                                    $ 11.105            $10.000(2)
 Value at end of period                                          $ 13.431            $11.105
 Increase (decrease) in value of accumulation unit(1)               20.95%             11.05%(2)
 Number of accumulation units outstanding at end of period         42,699              9,188
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
 Value at beginning of period                                    $ 10.902            $10.000(4)
 Value at end of period                                          $ 12.069            $10.902
 Increase (decrease) in value of accumulation unit(1)               10.70%              9.02%(4)
 Number of accumulation units outstanding at end of period         29,665              1,402
JANUS ASPEN GROWTH PORTFOLIO
 Value at beginning of period                                    $ 10.891            $10.000(2)
 Value at end of period                                          $ 13.242            $10.891
 Increase (decrease) in value of accumulation unit(1)               21.59%              8.91%(2)
 Number of accumulation units outstanding at end of period         92,666             39,841
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Value at beginning of period                                    $ 11.370            $10.000(2)
 Value at end of period                                          $ 13.757            $11.370
 Increase (decrease) in value of accumulation unit(1)               21.00%             13.70%(2)
 Number of accumulation units outstanding at end of period        555,448            151,935
LEXINGTON NATURAL RESOURCES TRUST
 Value at beginning of period                                    $ 11.383            $10.000(2)
 Value at end of period                                          $ 12.082            $11.383
 Increase (decrease) in value of accumulation unit(1)                6.14%             13.83%(2)
 Number of accumulation units outstanding at end of period         85,577              5,295




--------------------------------------------------------------------------------

                                                                      1997
                                                               ------------------
PORTFOLIO PARTNERS MFS EMERGING EQUITIES
 PORTFOLIO
 Value at beginning of period                                        $10.062
 Value at end of period                                              $ 9.940
 Increase (decrease) in value of accumulation unit(1)                  (1.21)%(6)
 Number of accumulation units outstanding at end of period           795,375
PORTFOLIO PARTNERS MFS RESEARCH GROWTH
 PORTFOLIO
 Value at beginning of period                                        $ 8.897
 Value at end of period                                              $ 8.727
 Increase (decrease) in value of accumulation unit(1)                  (1.90)%(6)
 Number of accumulation units outstanding at end of period           484,407
PORTFOLIO PARTNERS MFS VALUE EQUITY PORTFOLIO
 Value at beginning of period                                        $12.296
 Value at end of period                                              $12.478
 Increase (decrease) in value of accumulation unit(1)                   1.47%(6)
 Number of accumulation units outstanding at end of period            96,338
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
 Value at beginning of period                                        $11.376
 Value at end of period                                              $11.522
 Increase (decrease) in value of accumulation unit(1)                   1.28%(6)
 Number of accumulation units outstanding at end of period           351,150
PORTFOLIO PARTNERS T. ROWE PRICE GROWTH
 PORTFOLIO
 Value at beginning of period                                        $13.062
 Value at end of period                                              $13.332
 Increase (decrease) in value of accumulation unit(1)                   2.07%(6)
 Number of accumulation units outstanding at end of period           238,562

------------------
(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value, and dividing the result by the beginning Accumulation Unit value.

(2) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established during May 1996 when the fund became available under the Contract, when funds were first received in this option or when the applicable daily asset charge was first utilized.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during August 1997.

(4) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established during August 1996 when the fund became available under the Contract, when funds were first received in this option or when the applicable daily asset charge was first utilized.

(5) Reflects less than a full year of performance activity. Funds were first received in this option during December 1997.

(6) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION
                                    TABLE II
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.00%
 (Selected data for accumulation units outstanding throughout each period)
================================================================================

For Contracts with total Separate Account Charges of 1.00% the condensed financial information presented below for each of the periods in the two-year period ended December 31, 1997 (as applicable), is derived from the financial statements of the Separate Account, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.


                                                                       1997                  1996
                                                               -------------------   -------------------
AETNA ASCENT VP
 Value at beginning of period                                        $11.468               $10.000(2)
 Value at end of period                                              $13.613               $11.468
 Increase (decrease) in value of accumulation unit(1)                  18.70%                14.68%(2)
 Number of accumulation units outstanding at end of period            14,463                    13
AETNA BALANCED VP, INC.
 Value at beginning of period                                        $13.054
 Value at end of period                                              $13.215
 Increase (decrease) in value of accumulation unit(1)                   1.23%(3)
 Number of accumulation units outstanding at end of period            57,737
AETNA BOND VP
 Value at beginning of period                                        $10.500               $10.000(2)
 Value at end of period                                              $11.258               $10.500
 Increase (decrease) in value of accumulation unit(1)                   7.22%                 5.00%(2)
 Number of accumulation units outstanding at end of period            64,958                   679
AETNA CROSSROADS VP
 Value at beginning of period                                        $12.945
 Value at end of period                                              $12.970
 Increase (decrease) in value of accumulation unit(1)                   0.19%(4)
 Number of accumulation units outstanding at end of period             2,786
AETNA GROWTH AND INCOME VP
 Value at beginning of period                                        $11.465               $10.000(2)
 Value at end of period                                              $14.744               $11.465
 Increase (decrease) in value of accumulation unit(1)                  28.60%                14.65%(2)
 Number of accumulation units outstanding at end of period           362,675                13,125
AETNA INDEX PLUS LARGE CAP VP
 Value at beginning of period                                        $14.289
 Value at end of period                                              $14.491
 Increase (decrease) in value of accumulation unit(1)                   1.41%(5)
 Number of accumulation units outstanding at end of period                29
AETNA LEGACY VP
 Value at beginning of period                                        $12.242
 Value at end of period                                              $12.358
 Increase (decrease) in value of accumulation unit(1)                   0.95%(6)
 Number of accumulation units outstanding at end of period                64
AETNA MONEY MARKET VP
 Value at beginning of period                                        $10.274               $10.000(2)
 Value at end of period                                              $10.729               $10.274
 Increase (decrease) in value of accumulation unit(1)                   4.43%                 2.74%(2)
 Number of accumulation units outstanding at end of period            65,496                 1,551
CALVERT SOCIAL BALANCED PORTFOLIO
 Value at beginning of period                                        $12.982
 Value at end of period                                              $12.983
 Increase (decrease) in value of accumulation unit(1)                   0.01%(7)
 Number of accumulation units outstanding at end of period            25,620




--------------------------------------------------------------------------------

                                                                       1997                  1996
                                                               -------------------   -------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 Value at beginning of period                                        $13.438
 Value at end of period                                              $13.718
 Increase (decrease) in value of accumulation unit(1)                   2.08%(7)
 Number of accumulation units outstanding at end of period            29,808
FIDELITY VIP GROWTH PORTFOLIO
 Value at beginning of period                                        $10.358               $10.000(2)
 Value at end of period                                              $12.663               $10.358
 Increase (decrease) in value of accumulation unit(1)                  22.25%                 3.58%(2)
 Number of accumulation units outstanding at end of period            61,043                    21
FIDELITY VIP OVERSEAS PORTFOLIO
 Value at beginning of period                                        $11.818
 Value at end of period                                              $11.774
 Increase (decrease) in value of accumulation unit(1)                  (0.37)%(5)
 Number of accumulation units outstanding at end of period             1,294
FIDELITY VIP II CONTRAFUND PORTFOLIO
 Value at beginning of period                                        $11.239               $10.000(2)
 Value at end of period                                              $13.814               $11.239
 Increase (decrease) in value of accumulation unit(1)                  22.91%                12.39%(2)
 Number of accumulation units outstanding at end of period           139,417                20,020
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
 Value at beginning of period                                        $ 9.507               $10.000(2)
 Value at end of period                                              $10.604               $ 9.507
 Increase (decrease) in value of accumulation unit(1)                  11.54%                (4.93)%(2)
 Number of accumulation units outstanding at end of period           106,350                17,055
JANUS ASPEN BALANCED PORTFOLIO
 Value at beginning of period                                        $13.490
 Value at end of period                                              $13.420
 Increase (decrease) in value of accumulation unit(1)                  (0.52)%(7)
 Number of accumulation units outstanding at end of period             5,846
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
 Value at beginning of period                                        $10.857
 Value at end of period                                              $12.059
 Increase (decrease) in value of accumulation unit(1)                  11.07%(8)
 Number of accumulation units outstanding at end of period            12,527
JANUS ASPEN GROWTH PORTFOLIO
 Value at beginning of period                                        $10.929
 Value at end of period                                              $13.231
 Increase (decrease) in value of accumulation unit(1)                  21.07%(8)
 Number of accumulation units outstanding at end of period            17,098
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Value at beginning of period                                        $11.366               $10.000(2)
 Value at end of period                                              $13.746               $11.366
 Increase (decrease) in value of accumulation unit(1)                  20.94%                13.66%(2)
 Number of accumulation units outstanding at end of period           207,630                36,305
LEXINGTON NATURAL RESOURCES TRUST
 Value at beginning of period                                        $13.838
 Value at end of period                                              $12.072
 Increase (decrease) in value of accumulation unit(1)                 (12.77)%(7)
 Number of accumulation units outstanding at end of period            12,963




--------------------------------------------------------------------------------

                                                                      1997
                                                               ------------------
PORTFOLIO PARTNERS MFS EMERGING EQUITIES
 PORTFOLIO
 Value at beginning of period                                        $10.054
 Value at end of period                                              $ 9.932
 Increase (decrease) in value of accumulation unit(1)                  (1.21)%(5)
 Number of accumulation units outstanding at end of period           180,890
PORTFOLIO PARTNERS MFS RESEARCH GROWTH
 PORTFOLIO
 Value at beginning of period                                        $ 8.890
 Value at end of period                                              $ 8.720
 Increase (decrease) in value of accumulation unit(1)                  (1.91)%(5)
 Number of accumulation units outstanding at end of period            55,616
PORTFOLIO PARTNERS MFS VALUE EQUITY PORTFOLIO
 Value at beginning of period                                        $12.287
 Value at end of period                                              $12.467
 Increase (decrease) in value of accumulation unit(1)                   1.47%(5)
 Number of accumulation units outstanding at end of period            68,968
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL
 GROWTH PORTFOLIO
 Value at beginning of period                                        $11.367
 Value at end of period                                              $11.512
 Increase (decrease) in value of accumulation unit(1)                   1.27%(5)
 Number of accumulation units outstanding at end of period            80,978
PORTFOLIO PARTNERS T. ROWE PRICE GROWTH
 PORTFOLIO
 Value at beginning of period                                        $13.052
 Value at end of period                                              $13.321
 Increase (decrease) in value of accumulation unit(1)                   2.06%(5)
 Number of accumulation units outstanding at end of period            65,906

------------------
(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value, and dividing the result by the beginning Accumulation Unit value.

(2) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established during May 1996 when the fund became available under the Contract, when funds were first received in this option or when the applicable daily asset charge was first utilized.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during September 1997.

(5) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.

(6) Reflects less than a full year of performance activity. Funds were first received in this option during February 1997.

(7) Reflects less than a full year of performance activity. Funds were first received in this option during October 1997.

(8) Reflects less than a full year of performance activity. Funds were first received in this option during January 1997.


--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION
                                   TABLE III
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.05%
 (Selected data for accumulation units outstanding throughout each period)
================================================================================

For Contracts with total Separate Account Charges of 1.05% the condensed financial information presented below for the period ended December 31, 1997, is derived from the financial statements of the Separate Account, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.


                                                                       1997
                                                               -------------------
AETNA ASCENT VP
 Value at beginning of period                                        $11.629
 Value at end of period                                              $13.602
 Increase (decrease) in value of accumulation unit(1)                  16.96%(2)
 Number of accumulation units outstanding at end of period            24,508
AETNA BALANCED VP, INC.
 Value at beginning of period                                        $12.677
 Value at end of period                                              $13.204
 Increase (decrease) in value of accumulation unit(1)                   4.16%(3)
 Number of accumulation units outstanding at end of period             4,205
AETNA BOND VP
 Value at beginning of period                                        $10.587
 Value at end of period                                              $11.249
 Increase (decrease) in value of accumulation unit(1)                   6.25%(2)
 Number of accumulation units outstanding at end of period            11,619
AETNA CROSSROADS VP
 Value at beginning of period                                        $11.292
 Value at end of period                                              $12.959
 Increase (decrease) in value of accumulation unit(1)                  14.76%(2)
 Number of accumulation units outstanding at end of period            12,847
AETNA GROWTH VP
 Value at beginning of period                                        $13.184
 Value at end of period                                              $13.192
 Increase (decrease) in value of accumulation unit(1)                   0.06%(4)
 Number of accumulation units outstanding at end of period                31
AETNA GROWTH AND INCOME VP
 Value at beginning of period                                        $12.312
 Value at end of period                                              $14.732
 Increase (decrease) in value of accumulation unit(1)                  19.66%(2)
 Number of accumulation units outstanding at end of period            44,425
AETNA INDEX PLUS LARGE CAP VP
 Value at beginning of period                                        $14.043
 Value at end of period                                              $14.481
 Increase (decrease) in value of accumulation unit(1)                   3.12%(3)
 Number of accumulation units outstanding at end of period             1,083
AETNA LEGACY VP
 Value at beginning of period                                        $11.009
 Value at end of period                                              $12.348
 Increase (decrease) in value of accumulation unit(1)                  12.16%(2)
 Number of accumulation units outstanding at end of period             6,221
AETNA MONEY MARKET VP
 Value at beginning of period                                        $10.322
 Value at end of period                                              $10.720
 Increase (decrease) in value of accumulation unit(1)                   3.86%(2)
 Number of accumulation units outstanding at end of period             1,863
AETNA SMALL COMPANY VP
 Value at beginning of period                                        $12.485
 Value at end of period                                              $13.674
 Increase (decrease) in value of accumulation unit(1)                   9.52%(3)
 Number of accumulation units outstanding at end of period               125
AETNA VALUE OPPORTUNITY VP
 Value at beginning of period                                        $12.796
 Value at end of period                                              $13.281
 Increase (decrease) in value of accumulation unit(1)                   3.79%(4)
 Number of accumulation units outstanding at end of period                17
CALVERT SOCIAL BALANCED PORTFOLIO
 Value at beginning of period                                        $12.278
 Value at end of period                                              $12.972
 Increase (decrease) in value of accumulation unit(1)                   5.65%(3)
 Number of accumulation units outstanding at end of period               766



--------------------------------------------------------------------------------

                                                                       1997
                                                               -------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 Value at beginning of period                                        $11.435
 Value at end of period                                              $13.706
 Increase (decrease) in value of accumulation unit(1)                  19.86%(2)
 Number of accumulation units outstanding at end of period            34,010
FIDELITY VIP GROWTH PORTFOLIO
 Value at beginning of period                                        $10.988
 Value at end of period                                              $12.653
 Increase (decrease) in value of accumulation unit(1)                  15.16%(2)
 Number of accumulation units outstanding at end of period            22,425
FIDELITY VIP OVERSEAS PORTFOLIO
 Value at beginning of period                                        $10.798
 Value at end of period                                              $11.764
 Increase (decrease) in value of accumulation unit(1)                   8.95%(2)
 Number of accumulation units outstanding at end of period             3,858
FIDELITY VIP II CONTRAFUND PORTFOLIO
 Value at beginning of period                                        $12.865
 Value at end of period                                              $13.802
 Increase (decrease) in value of accumulation unit(1)                   7.28%(3)
 Number of accumulation units outstanding at end of period             9,650
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
 Value at beginning of period                                        $ 8.894
 Value at end of period                                              $10.596
 Increase (decrease) in value of accumulation unit(1)                  19.14%(2)
 Number of accumulation units outstanding at end of period            38,785
JANUS ASPEN BALANCED PORTFOLIO
 Value at beginning of period                                        $11.587
 Value at end of period                                              $13.409
 Increase (decrease) in value of accumulation unit(1)                  15.73%(2)
 Number of accumulation units outstanding at end of period            14,527
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
 Value at beginning of period                                        $11.571
 Value at end of period                                              $12.049
 Increase (decrease) in value of accumulation unit(1)                   4.13%(3)
 Number of accumulation units outstanding at end of period               700
JANUS ASPEN GROWTH PORTFOLIO
 Value at beginning of period                                        $13.078
 Value at end of period                                              $13.220
 Increase (decrease) in value of accumulation unit(1)                   1.08%(3)
 Number of accumulation units outstanding at end of period             7,726
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Value at beginning of period                                        $12.089
 Value at end of period                                              $13.735
 Increase (decrease) in value of accumulation unit(1)                  13.61%(2)
 Number of accumulation units outstanding at end of period            59,673
LEXINGTON NATURAL RESOURCES TRUST
 Value at beginning of period                                        $12.407
 Value at end of period                                              $12.062
 Increase (decrease) in value of accumulation unit(1)                  (2.78)%(3)
 Number of accumulation units outstanding at end of period               791
PORTFOLIO PARTNERS MFS EMERGING EQUITIES
  PORTFOLIO
 Value at beginning of period                                        $10.046
 Value at end of period                                              $ 9.923
 Increase (decrease) in value of accumulation unit(1)                  (1.22)%(5)
 Number of accumulation units outstanding at end of period            26,577
PORTFOLIO PARTNERS MFS RESEARCH GROWTH
  PORTFOLIO
 Value at beginning of period                                        $ 8.883
 Value at end of period                                              $ 8.713
 Increase (decrease) in value of accumulation unit(1)                  (1.91)%(5)
 Number of accumulation units outstanding at end of period             1,465
PORTFOLIO PARTNERS MFS VALUE EQUITY PORTFOLIO
 Value at beginning of period                                        $12.277
 Value at end of period                                              $12.457
 Increase (decrease) in value of accumulation unit(1)                   1.47%(5)
 Number of accumulation units outstanding at end of period             1,514


--------------------------------------------------------------------------------

                                                                       1997
                                                               -------------------
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL
  GROWTH PORTFOLIO
 Value at beginning of period                                        $11.358
 Value at end of period                                              $11.503
 Increase (decrease) in value of accumulation unit(1)                   1.27%(5)
 Number of accumulation units outstanding at end of period             8,780
PORTFOLIO PARTNERS T. ROWE PRICE GROWTH
  PORTFOLIO
 Value at beginning of period                                        $13.042
 Value at end of period                                              $13.310
 Increase (decrease) in value of accumulation unit(1)                   2.06%(5)
 Number of accumulation units outstanding at end of period            18,429

------------------
(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value, and dividing the result by the beginning Accumulation Value unit.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during February 1997.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during August 1997.

(5) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION
                                    TABLE IV
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.10%
 (Selected data for accumulation units outstanding throughout each period)
================================================================================

For Contracts with total Separate Account Charges of 1.10% the condensed financial information presented below for the period ended December 31, 1997, is derived from the financial statements of the Separate Account, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.



                                                                       1997
                                                               -------------------
AETNA ASCENT VP
 Value at beginning of period                                        $13.275
 Value at end of period                                              $13.590
 Increase (decrease) in value of accumulation unit(1)                   2.37%(2)
 Number of accumulation units outstanding at end of period                42
AETNA BALANCED VP, INC.
 Value at beginning of period                                        $12.915
 Value at end of period                                              $13.194
 Increase (decrease) in value of accumulation unit(1)                   2.16%(2)
 Number of accumulation units outstanding at end of period               294
AETNA BOND VP
 Value at beginning of period                                        $11.219
 Value at end of period                                              $11.240
 Increase (decrease) in value of accumulation unit(1)                   0.19%(3)
 Number of accumulation units outstanding at end of period                 6
AETNA CROSSROADS VP
 Value at beginning of period                                        $12.904
 Value at end of period                                              $12.949
 Increase (decrease) in value of accumulation unit(1)                   0.34%(2)
 Number of accumulation units outstanding at end of period                14
AETNA GROWTH VP
 Value at beginning of period                                        $13.325
 Value at end of period                                              $13.188
 Increase (decrease) in value of accumulation unit(1)                  (1.03)%(2)
 Number of accumulation units outstanding at end of period                37
AETNA GROWTH AND INCOME VP
 Value at beginning of period                                        $14.520
 Value at end of period                                              $14.720
 Increase (decrease) in value of accumulation unit(1)                   1.37%(2)
 Number of accumulation units outstanding at end of period               570
AETNA INDEX PLUS LARGE CAP VP
 Value at beginning of period                                        $14.078
 Value at end of period                                              $14.472
 Increase (decrease) in value of accumulation unit(1)                   2.80%(2)
 Number of accumulation units outstanding at end of period               215
AETNA LEGACY VP
 Value at beginning of period                                        $12.223
 Value at end of period                                              $12.338
 Increase (decrease) in value of accumulation unit(1)                   0.94%(4)
 Number of accumulation units outstanding at end of period               851
AETNA MONEY MARKET VP
 Value at beginning of period                                        $10.663
 Value at end of period                                              $10.711
 Increase (decrease) in value of accumulation unit(1)                   0.45%(2)
 Number of accumulation units outstanding at end of period               145
AETNA SMALL COMPANY VP
 Value at beginning of period                                        $13.331
 Value at end of period                                              $13.669
 Increase (decrease) in value of accumulation unit(1)                   2.54%(2)
 Number of accumulation units outstanding at end of period               650
AETNA VALUE OPPORTUNITY VP
 Value at beginning of period                                        $12.952
 Value at end of period                                              $13.276
 Increase (decrease) in value of accumulation unit(1)                   2.50%(2)
 Number of accumulation units outstanding at end of period                46
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 Value at beginning of period                                        $13.343
 Value at end of period                                              $13.695
 Increase (decrease) in value of accumulation unit(1)                   2.64%(2)
 Number of accumulation units outstanding at end of period               589




--------------------------------------------------------------------------------

                                                                      1997
                                                               ------------------
FIDELITY VIP GROWTH PORTFOLIO
 Value at beginning of period                                        $12.740
 Value at end of period                                              $12.643
 Increase (decrease) in value of accumulation unit(1)                  (0.77)%(2)
 Number of accumulation units outstanding at end of period               416
FIDELITY VIP OVERSEAS PORTFOLIO
 Value at beginning of period                                        $11.651
 Value at end of period                                              $11.754
 Increase (decrease) in value of accumulation unit(1)                   0.89%(3)
 Number of accumulation units outstanding at end of period                 5
FIDELITY VIP II CONTRAFUND PORTFOLIO
 Value at beginning of period                                        $13.502
 Value at end of period                                              $13.791
 Increase (decrease) in value of accumulation unit(1)                   2.14%(2)
 Number of accumulation units outstanding at end of period               110
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
 Value at beginning of period                                        $10.337
 Value at end of period                                              $10.587
 Increase (decrease) in value of accumulation unit(1)                   2.42%(2)
 Number of accumulation units outstanding at end of period               269
JANUS ASPEN BALANCED PORTFOLIO
 Value at beginning of period                                        $13.138
 Value at end of period                                              $13.398
 Increase (decrease) in value of accumulation unit(1)                   1.98%(2)
 Number of accumulation units outstanding at end of period               256
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
 Value at beginning of period                                        $11.872
 Value at end of period                                              $12.039
 Increase (decrease) in value of accumulation unit(1)                   1.41%(2)
 Number of accumulation units outstanding at end of period                12
JANUS ASPEN GROWTH PORTFOLIO
 Value at beginning of period                                        $12.995
 Value at end of period                                              $13.209
 Increase (decrease) in value of accumulation unit(1)                   1.65%(2)
 Number of accumulation units outstanding at end of period               498
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Value at beginning of period                                        $13.565
 Value at end of period                                              $13.724
 Increase (decrease) in value of accumulation unit(1)                   1.17%(2)
 Number of accumulation units outstanding at end of period               971
PORTFOLIO PARTNERS MFS EMERGING EQUITIES
  PORTFOLIO
 Value at beginning of period                                        $10.039
 Value at end of period                                              $ 9.915
 Increase (decrease) in value of accumulation unit(1)                  (1.23)%(2)
 Number of accumulation units outstanding at end of period                16

------------------
(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value, and dividing the result by the beginning Accumulation Unit value.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during December 1997.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during January 1997.


--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION
                                    TABLE V
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.15%
 (Selected data for accumulation units outstanding throughout each period)
================================================================================

For Contracts with total Separate Account Charges of 1.15% the condensed financial information presented below for each of the periods in the two-year period ended December 31, 1997 (as applicable), is derived from the financial statements of the Separate Account, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.


                                                                       1997                  1996
                                                               -------------------   -------------------
AETNA ASCENT VP
 Value at beginning of period                                        $11.525
 Value at end of period                                              $13.579
 Increase (decrease) in value of accumulation unit(1)                  17.82%(2)
 Number of accumulation units outstanding at end of period             6,392
AETNA BALANCED VP, INC.
 Value at beginning of period                                        $11.130
 Value at end of period                                              $13.183
 Increase (decrease) in value of accumulation unit(1)                  18.44%(2)
 Number of accumulation units outstanding at end of period           250,060
AETNA BOND VP
 Value at beginning of period                                        $10.476
 Value at end of period                                              $11.231
 Increase (decrease) in value of accumulation unit(1)                   7.20%(2)
 Number of accumulation units outstanding at end of period            89,517
AETNA CROSSROADS VP
 Value at beginning of period                                        $11.182
 Value at end of period                                              $12.938
 Increase (decrease) in value of accumulation unit(1)                  15.70%(2)
 Number of accumulation units outstanding at end of period             7,129
AETNA GROWTH VP
 Value at beginning of period                                        $13.348
 Value at end of period                                              $13.183
 Increase (decrease) in value of accumulation unit(1)                  (1.24)%(3)
 Number of accumulation units outstanding at end of period               118
AETNA GROWTH AND INCOME VP
 Value at beginning of period                                        $11.805
 Value at end of period                                              $14.708
 Increase (decrease) in value of accumulation unit(1)                  24.59%(2)
 Number of accumulation units outstanding at end of period           508,938
AETNA INDEX PLUS LARGE CAP VP
 Value at beginning of period                                        $11.663
 Value at end of period                                              $14.463
 Increase (decrease) in value of accumulation unit(1)                  24.01%(2)
 Number of accumulation units outstanding at end of period             5,517
AETNA LEGACY VP
 Value at beginning of period                                        $10.927
 Value at end of period                                              $12.328
 Increase (decrease) in value of accumulation unit(1)                  12.82%(2)
 Number of accumulation units outstanding at end of period            21,027
AETNA MONEY MARKET VP
 Value at beginning of period                                        $10.264               $10.000(4)
 Value at end of period                                              $10.702               $10.264
 Increase (decrease) in value of accumulation unit(1)                   4.27%                 2.64%(4)
 Number of accumulation units outstanding at end of period            44,265                 9,856
AETNA SMALL COMPANY VP
 Value at beginning of period                                        $13.709
 Value at end of period                                              $13.664
 Increase (decrease) in value of accumulation unit(1)                  (0.33)%(3)
 Number of accumulation units outstanding at end of period               119
AETNA VALUE OPPORTUNITY VP
 Value at beginning of period                                        $13.244
 Value at end of period                                              $13.271
 Increase (decrease) in value of accumulation unit(1)                   0.20%(3)
 Number of accumulation units outstanding at end of period                47
CALVERT SOCIAL BALANCED PORTFOLIO
 Value at beginning of period                                        $11.071
 Value at end of period                                              $12.951
 Increase (decrease) in value of accumulation unit(1)                  16.98%(2)
 Number of accumulation units outstanding at end of period            37,416




--------------------------------------------------------------------------------

                                                                       1997                  1996
                                                               -------------------   -------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 Value at beginning of period                                        $10.805               $10.000(4)
 Value at end of period                                              $13.684               $10.805
 Increase (decrease) in value of accumulation unit(1)                  26.64%                 8.05%(4)
 Number of accumulation units outstanding at end of period            40,977                 4,215
FIDELITY VIP GROWTH PORTFOLIO
 Value at beginning of period                                        $10.348               $10.000(4)
 Value at end of period                                              $12.632               $10.348
 Increase (decrease) in value of accumulation unit(1)                  22.07%                 3.48%(4)
 Number of accumulation units outstanding at end of period            43,953                 4,472
FIDELITY VIP OVERSEAS PORTFOLIO
 Value at beginning of period                                        $10.662
 Value at end of period                                              $11.745
 Increase (decrease) in value of accumulation unit(1)                  10.15%(2)
 Number of accumulation units outstanding at end of period             6,203
FIDELITY VIP II CONTRAFUND PORTFOLIO
 Value at beginning of period                                        $11.228               $10.000(4)
 Value at end of period                                              $13.780               $11.228
 Increase (decrease) in value of accumulation unit(1)                  22.72%                12.28%(4)
 Number of accumulation units outstanding at end of period            56,042                 4,169
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
 Value at beginning of period                                        $ 9.498               $10.000(4)
 Value at end of period                                              $10.578               $ 9.498
 Increase (decrease) in value of accumulation unit(1)                  11.38%                (5.02)%(4)
 Number of accumulation units outstanding at end of period            77,340                 4,932
JANUS ASPEN BALANCED PORTFOLIO
 Value at beginning of period                                        $11.090               $10.000(4)
 Value at end of period                                              $13.387               $11.090
 Increase (decrease) in value of accumulation unit(1)                  20.71%                10.90%(4)
 Number of accumulation units outstanding at end of period            15,461                    13
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
 Value at beginning of period                                        $10.882
 Value at end of period                                              $12.029
 Increase (decrease) in value of accumulation unit(1)                  10.54%(2)
 Number of accumulation units outstanding at end of period             4,140
JANUS ASPEN GROWTH PORTFOLIO
 Value at beginning of period                                        $11.138
 Value at end of period                                              $13.198
 Increase (decrease) in value of accumulation unit(1)                  18.49%(2)
 Number of accumulation units outstanding at end of period            22,179
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Value at beginning of period                                        $11.355               $10.000(4)
 Value at end of period                                              $13.712               $11.355
 Increase (decrease) in value of accumulation unit(1)                  20.76%                13.55%(4)
 Number of accumulation units outstanding at end of period            77,286                     9
LEXINGTON NATURAL RESOURCES TRUST
 Value at beginning of period                                        $11.865
 Value at end of period                                              $12.042
 Increase (decrease) in value of accumulation unit(1)                   1.50%(2)
 Number of accumulation units outstanding at end of period            12,454
PORTFOLIO PARTNERS MFS EMERGING EQUITIES
  PORTFOLIO
 Value at beginning of period                                        $10.031
 Value at end of period                                              $ 9.907
 Increase (decrease) in value of accumulation unit(1)                  (1.23)%(5)
 Number of accumulation units outstanding at end of period           165,668
PORTFOLIO PARTNERS MFS RESEARCH GROWTH
  PORTFOLIO
 Value at beginning of period                                        $ 8.869
 Value at end of period                                              $ 8.698
 Increase (decrease) in value of accumulation unit(1)                  (1.92)%(5)
 Number of accumulation units outstanding at end of period           122,863
PORTFOLIO PARTNERS MFS VALUE EQUITY PORTFOLIO
 Value at beginning of period                                        $12.258
 Value at end of period                                              $12.437
 Increase (decrease) in value of accumulation unit(1)                   1.46%(5)
 Number of accumulation units outstanding at end of period            79,382




--------------------------------------------------------------------------------

                                                                       1997
                                                               -------------------
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL
  GROWTH PORTFOLIO
 Value at beginning of period                                        $11.341
 Value at end of period                                              $11.484
 Increase (decrease) in value of accumulation unit(1)                   1.26%(5)
 Number of accumulation units outstanding at end of period            77,528
PORTFOLIO PARTNERS T. ROWE PRICE GROWTH
  PORTFOLIO
 Value at beginning of period                                        $13.021
 Value at end of period                                              $13.288
 Increase (decrease) in value of accumulation unit(1)                   2.05%(5)
 Number of accumulation units outstanding at end of period            42,110

------------------
(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value, and dividing the result by the beginning Accumulation Unit value.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during January 1997.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during September 1997.

(4) Reflects less than a full year of performance activity. The initial Accumulation Units value was established during May 1996 when the fund became available under the Contract, when funds were first received in this option or when the applicable daily asset charge was first utilized.

(5) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION
                                    TABLE VI
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.20%
 (Selected data for accumulation units outstanding throughout each period)
================================================================================

For Contracts with total Separate Account Charges of 1.20% the condensed financial information presented below for the period ended December 31, 1997, is derived from the financial statements of the Separate Account, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.


                                                                       1997
                                                               -------------------
AETNA GROWTH AND INCOME VP
 Value at beginning of period                                        $13.746
 Value at end of period                                              $14.696
 Increase (decrease) in value of accumulation unit(1)                   6.91%(2)
 Number of accumulation units outstanding at end of period                25
AETNA INDEX PLUS LARGE CAP VP
 Value at beginning of period                                        $13.642
 Value at end of period                                              $14.453
 Increase (decrease) in value of accumulation unit(1)                   5.95%(2)
 Number of accumulation units outstanding at end of period                24
FIDELITY VIP II CONTRAFUND PORTFOLIO
 Value at beginning of period                                        $12.889
 Value at end of period                                              $13.768
 Increase (decrease) in value of accumulation unit(1)                   6.82%(2)
 Number of accumulation units outstanding at end of period                27
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Value at beginning of period                                        $13.856
 Value at end of period                                              $13.701
 Increase (decrease) in value of accumulation unit(1)                  (1.12)%(2)
 Number of accumulation units outstanding at end of period                27

------------------
(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value, and dividing the result by the beginning Accumulation Unit value.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.


--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION
                                   TABLE VII
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.25%
 (Selected data for accumulation units outstanding throughout each period)
================================================================================

For Contracts with total Separate Account Charges of 1.25% the condensed financial information presented below for the period ended December 31, 1997, is derived from the financial statements of the Separate Account, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.


                                                                       1997
                                                               -------------------
AETNA ASCENT VP
 Value at beginning of period                                        $12.564
 Value at end of period                                              $13.557
 Increase (decrease) in value of accumulation unit(1)                   7.91%(2)
 Number of accumulation units outstanding at end of period               253
AETNA BALANCED VP, INC.
 Value at beginning of period                                        $11.921
 Value at end of period                                              $13.161
 Increase (decrease) in value of accumulation unit(1)                  10.40%(2)
 Number of accumulation units outstanding at end of period               133
AETNA CROSSROADS VP
 Value at beginning of period                                        $12.024
 Value at end of period                                              $12.917
 Increase (decrease) in value of accumulation unit(1)                   7.42%(2)
 Number of accumulation units outstanding at end of period                93
AETNA GROWTH AND INCOME VP
 Value at beginning of period                                        $12.851
 Value at end of period                                              $14.684
 Increase (decrease) in value of accumulation unit(1)                  14.26%(3)
 Number of accumulation units outstanding at end of period             1,646
AETNA INDEX PLUS LARGE CAP VP
 Value at beginning of period                                        $14.070
 Value at end of period                                              $14.444
 Increase (decrease) in value of accumulation unit(1)                   2.66%(4)
 Number of accumulation units outstanding at end of period                10
AETNA LEGACY VP
 Value at beginning of period                                        $12.362
 Value at end of period                                              $12.308
 Increase (decrease) in value of accumulation unit(1)                  (0.44)%(5)
 Number of accumulation units outstanding at end of period                 2
CALVERT SOCIAL BALANCED PORTFOLIO
 Value at beginning of period                                        $12.790
 Value at end of period                                              $12.930
 Increase (decrease) in value of accumulation unit(1)                   1.09%(6)
 Number of accumulation units outstanding at end of period                 6
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 Value at beginning of period                                        $13.299
 Value at end of period                                              $13.661
 Increase (decrease) in value of accumulation unit(1)                   2.73%(6)
 Number of accumulation units outstanding at end of period                 6
FIDELITY VIP GROWTH PORTFOLIO
 Value at beginning of period                                        $11.704
 Value at end of period                                              $12.612
 Increase (decrease) in value of accumulation unit(1)                   7.76%(2)
 Number of accumulation units outstanding at end of period               214
FIDELITY VIP OVERSEAS PORTFOLIO
 Value at beginning of period                                        $12.512
 Value at end of period                                              $11.726
 Increase (decrease) in value of accumulation unit(1)                  (6.28)%(4)
 Number of accumulation units outstanding at end of period                22
FIDELITY VIP II CONTRAFUND PORTFOLIO
 Value at beginning of period                                        $11.902
 Value at end of period                                              $13.757
 Increase (decrease) in value of accumulation unit(1)                  15.59%(3)
 Number of accumulation units outstanding at end of period               390
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
 Value at beginning of period                                        $ 9.646
 Value at end of period                                              $10.561
 Increase (decrease) in value of accumulation unit(1)                   9.48%(2)
 Number of accumulation units outstanding at end of period               262




--------------------------------------------------------------------------------

                                                                      1997
                                                               ------------------
JANUS ASPEN GROWTH PORTFOLIO
 Value at beginning of period                                        $13.270
 Value at end of period                                              $13.177
 Increase (decrease) in value of accumulation unit(1)                  (0.70)%(4)
 Number of accumulation units outstanding at end of period                32
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Value at beginning of period                                        $13.125
 Value at end of period                                              $13.690
 Increase (decrease) in value of accumulation unit(1)                   4.30%(2)
 Number of accumulation units outstanding at end of period               273
LEXINGTON NATURAL RESOURCES TRUST
 Value at beginning of period                                        $11.717
 Value at end of period                                              $12.022
 Increase (decrease) in value of accumulation unit(1)                   2.60%(2)
 Number of accumulation units outstanding at end of period                35
PORTFOLIO PARTNERS MFS EMERGING EQUITIES
  PORTFOLIO
 Value at beginning of period                                        $10.015
 Value at end of period                                              $ 9.891
 Increase (decrease) in value of accumulation unit(1)                  (1.24)%(6)
 Number of accumulation units outstanding at end of period                99
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL
  GROWTH PORTFOLIO
 Value at beginning of period                                        $11.323
 Value at end of period                                              $11.465
 Increase (decrease) in value of accumulation unit(1)                   1.25%(6)
 Number of accumulation units outstanding at end of period               189

------------------
(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value, and dividing the result by the beginning Accumulation Unit value.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during May 1997.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during September 1997.

(5) Reflects less than a full year of performance activity. Funds were first received in this option during October 1997.

(6) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION
                                   TABLE VIII
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.30%
 (Selected data for accumulation units outstanding throughout each period)
================================================================================

For Contracts with total Separate Account Charges of 1.30% the condensed financial information presented below for the period ended December 31, 1997, is derived from the financial statements of the Separate Account, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.


                                                                       1997
                                                               -------------------
AETNA ASCENT VP
 Value at beginning of period                                        $11.759
 Value at end of period                                              $13.546
 Increase (decrease) in value of accumulation unit(1)                  15.20%(2)
 Number of accumulation units outstanding at end of period               855
AETNA BALANCED VP, INC.
 Value at beginning of period                                        $11.717
 Value at end of period                                              $13.150
 Increase (decrease) in value of accumulation unit(1)                  12.23%(3)
 Number of accumulation units outstanding at end of period               459
AETNA BOND VP
 Value at beginning of period                                        $10.974
 Value at end of period                                              $11.203
 Increase (decrease) in value of accumulation unit(1)                   2.09%(2)
 Number of accumulation units outstanding at end of period               279
AETNA CROSSROADS VP
 Value at beginning of period                                        $11.380
 Value at end of period                                              $12.906
 Increase (decrease) in value of accumulation unit(1)                  13.41%(2)
 Number of accumulation units outstanding at end of period               641
AETNA GROWTH AND INCOME VP
 Value at beginning of period                                        $12.519
 Value at end of period                                              $14.672
 Increase (decrease) in value of accumulation unit(1)                  17.20%(2)
 Number of accumulation units outstanding at end of period             3,082
AETNA INDEX PLUS LARGE CAP VP
 Value at beginning of period                                        $11.470
 Value at end of period                                              $14.435
 Increase (decrease) in value of accumulation unit(1)                  25.85%(4)
 Number of accumulation units outstanding at end of period             8,665
AETNA LEGACY VP
 Value at beginning of period                                        $11.401
 Value at end of period                                              $12.298
 Increase (decrease) in value of accumulation unit(1)                   7.86%(3)
 Number of accumulation units outstanding at end of period                74
AETNA MONEY MARKET VP
 Value at beginning of period                                        $10.358
 Value at end of period                                              $10.676
 Increase (decrease) in value of accumulation unit(1)                   3.07%(4)
 Number of accumulation units outstanding at end of period             8,302
CALVERT SOCIAL BALANCED PORTFOLIO
 Value at beginning of period                                        $11.742
 Value at end of period                                              $12.919
 Increase (decrease) in value of accumulation unit(1)                  10.02%(3)
 Number of accumulation units outstanding at end of period                44
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 Value at beginning of period                                        $10.942
 Value at end of period                                              $13.650
 Increase (decrease) in value of accumulation unit(1)                  24.75%(4)
 Number of accumulation units outstanding at end of period             7,817
FIDELITY VIP GROWTH PORTFOLIO
 Value at beginning of period                                        $10.724
 Value at end of period                                              $12.601
 Increase (decrease) in value of accumulation unit(1)                  17.51%(2)
 Number of accumulation units outstanding at end of period             2,031
FIDELITY VIP OVERSEAS PORTFOLIO
 Value at beginning of period                                        $11.785
 Value at end of period                                              $11.716
 Increase (decrease) in value of accumulation unit(1)                  (0.58)%(2)
 Number of accumulation units outstanding at end of period               348




--------------------------------------------------------------------------------

                                                                       1997
                                                               -------------------
FIDELITY VIP II CONTRAFUND PORTFOLIO
 Value at beginning of period                                        $11.031
 Value at end of period                                              $13.746
 Increase (decrease) in value of accumulation unit(1)                  24.61%(4)
 Number of accumulation units outstanding at end of period             7,728
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
 Value at beginning of period                                        $ 8.944
 Value at end of period                                              $10.552
 Increase (decrease) in value of accumulation unit(1)                  17.98%(2)
 Number of accumulation units outstanding at end of period             2,527
JANUS ASPEN BALANCED PORTFOLIO
 Value at beginning of period                                        $12.113
 Value at end of period                                              $13.354
 Increase (decrease) in value of accumulation unit(1)                  10.24%(3)
 Number of accumulation units outstanding at end of period               369
JANUS ASPEN GROWTH PORTFOLIO
 Value at beginning of period                                        $10.962
 Value at end of period                                              $13.166
 Increase (decrease) in value of accumulation unit(1)                  20.11%(4)
 Number of accumulation units outstanding at end of period               637
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Value at beginning of period                                        $11.961
 Value at end of period                                              $13.679
 Increase (decrease) in value of accumulation unit(1)                  14.36%(4)
 Number of accumulation units outstanding at end of period             2,018
LEXINGTON NATURAL RESOURCES TRUST
 Value at beginning of period                                        $10.678
 Value at end of period                                              $12.012
 Increase (decrease) in value of accumulation unit(1)                  12.49%(4)
 Number of accumulation units outstanding at end of period                 5
PORTFOLIO PARTNERS MFS EMERGING EQUITIES
  PORTFOLIO
 Value at beginning of period                                        $10.007
 Value at end of period                                              $ 9.883
 Increase (decrease) in value of accumulation unit(1)                  (1.25)%(5)
 Number of accumulation units outstanding at end of period             3,595
PORTFOLIO PARTNERS MFS RESEARCH GROWTH
  PORTFOLIO
 Value at beginning of period                                        $ 8.848
 Value at end of period                                              $ 8.677
 Increase (decrease) in value of accumulation unit(1)                  (1.94)%(5)
 Number of accumulation units outstanding at end of period             1,788
PORTFOLIO PARTNERS MFS VALUE EQUITY PORTFOLIO
 Value at beginning of period                                        $12.230
 Value at end of period                                              $12.406
 Increase (decrease) in value of accumulation unit(1)                   1.44%(5)
 Number of accumulation units outstanding at end of period               237
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL
  GROWTH PORTFOLIO
 Value at beginning of period                                        $11.314
 Value at end of period                                              $11.456
 Increase (decrease) in value of accumulation unit(1)                   1.25%(5)
 Number of accumulation units outstanding at end of period               200
PORTFOLIO PARTNERS T. ROWE PRICE GROWTH
  PORTFOLIO
 Value at beginning of period                                        $12.991
 Value at end of period                                              $13.256
 Increase (decrease) in value of accumulation unit(1)                   2.04%(5)
 Number of accumulation units outstanding at end of period             1,649

------------------
(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value, and dividing the result by the beginning Accumulation Unit value.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during May 1997.

(3) Reflects less than a full year of performance activity. Funds were first received in this option during June 1997.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during April 1997.

(5) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION
                                    TABLE IX
           FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.50%
 (Selected data for accumulation units outstanding throughout each period)
================================================================================

For Contracts with total Separate Account Charges of 1.50% the condensed financial information presented below for each of the periods in the two-year period ended December 31, 1997 (as applicable), is derived from the financial statements of the Separate Account, which financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1997 are included in the Statement of Additional Information.


                                                                       1997                  1996
                                                               -------------------   -------------------
AETNA ASCENT VP
 Value at beginning of period                                        $11.422
 Value at end of period                                              $13.502
 Increase (decrease) in value of accumulation unit(1)                  18.20%(2)
 Number of accumulation units outstanding at end of period             9,985
AETNA BALANCED VP, INC.
 Value at beginning of period                                        $11.009
 Value at end of period                                              $13.107
 Increase (decrease) in value of accumulation unit(1)                  19.05%(2)
 Number of accumulation units outstanding at end of period             7,997
AETNA BOND VP
 Value at beginning of period                                        $10.442
 Value at end of period                                              $11.166
 Increase (decrease) in value of accumulation unit(1)                   6.94%(2)
 Number of accumulation units outstanding at end of period             2,940
AETNA CROSSROADS VP
 Value at beginning of period                                        $11.093
 Value at end of period                                              $12.864
 Increase (decrease) in value of accumulation unit(1)                  15.96%(2)
 Number of accumulation units outstanding at end of period            30,806
AETNA GROWTH AND INCOME VP
 Value at beginning of period                                        $11.429               $10.000(3)
 Value at end of period                                              $14.624               $11.429
 Increase (decrease) in value of accumulation unit(1)                  27.96%                14.29%(3)
 Number of accumulation units outstanding at end of period            40,309                     5
AETNA INDEX PLUS LARGE CAP VP
 Value at beginning of period                                        $11.374
 Value at end of period                                              $14.397
 Increase (decrease) in value of accumulation unit(1)                  26.58%(2)
 Number of accumulation units outstanding at end of period             3,156
AETNA LEGACY VP
 Value at beginning of period                                        $10.835
 Value at end of period                                              $12.257
 Increase (decrease) in value of accumulation unit(1)                  13.13%(4)
 Number of accumulation units outstanding at end of period            14,983
AETNA MONEY MARKET VP
 Value at beginning of period                                        $10.249
 Value at end of period                                              $10.641
 Increase (decrease) in value of accumulation unit(1)                   3.82%(2)
 Number of accumulation units outstanding at end of period            13,868
AETNA SMALL COMPANY VP
 Value at beginning of period                                        $13.952
 Value at end of period                                              $13.629
 Increase (decrease) in value of accumulation unit(1)                  (2.31)%(5)
 Number of accumulation units outstanding at end of period                47
AETNA VALUE OPPORTUNITY VP
 Value at beginning of period                                        $12.103
 Value at end of period                                              $13.237
 Increase (decrease) in value of accumulation unit(1)                   9.37%(6)
 Number of accumulation units outstanding at end of period               795
CALVERT SOCIAL BALANCED PORTFOLIO
 Value at beginning of period                                        $10.955
 Value at end of period                                              $12.877
 Increase (decrease) in value of accumulation unit(1)                  17.54%(2)
 Number of accumulation units outstanding at end of period             1,007




--------------------------------------------------------------------------------

                                                                       1997                 1996
                                                               -------------------   ------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 Value at beginning of period                                        $10.905
 Value at end of period                                              $13.606
 Increase (decrease) in value of accumulation unit(1)                  24.77%(2)
 Number of accumulation units outstanding at end of period             9,207
FIDELITY VIP GROWTH PORTFOLIO
 Value at beginning of period                                        $10.537
 Value at end of period                                              $12.560
 Increase (decrease) in value of accumulation unit(1)                  19.20%(2)
 Number of accumulation units outstanding at end of period             2,793
FIDELITY VIP OVERSEAS PORTFOLIO
 Value at beginning of period                                        $10.566
 Value at end of period                                              $11.678
 Increase (decrease) in value of accumulation unit(1)                  10.52%(2)
 Number of accumulation units outstanding at end of period               107
FIDELITY VIP II CONTRAFUND PORTFOLIO
 Value at beginning of period                                        $11.436
 Value at end of period                                              $13.701
 Increase (decrease) in value of accumulation unit(1)                  19.81%(2)
 Number of accumulation units outstanding at end of period             8,704
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
 Value at beginning of period                                        $ 9.477            $  10.000(3)
 Value at end of period                                              $10.518               $9.477
 Increase (decrease) in value of accumulation unit(1)                  10.99%               (5.23)%(3)
 Number of accumulation units outstanding at end of period            12,648                    9
JANUS ASPEN BALANCED PORTFOLIO
 Value at beginning of period                                        $11.136
 Value at end of period                                              $13.310
 Increase (decrease) in value of accumulation unit(1)                  19.52%(2)
 Number of accumulation units outstanding at end of period             2,801
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
 Value at beginning of period                                        $10.955
 Value at end of period                                              $11.960
 Increase (decrease) in value of accumulation unit(1)                   9.18%(4)
 Number of accumulation units outstanding at end of period               118
JANUS ASPEN GROWTH PORTFOLIO
 Value at beginning of period                                        $11.002
 Value at end of period                                              $13.123
 Increase (decrease) in value of accumulation unit(1)                  19.27%(2)
 Number of accumulation units outstanding at end of period             5,724
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
 Value at beginning of period                                        $11.483
 Value at end of period                                              $13.634
 Increase (decrease) in value of accumulation unit(1)                  18.73%(2)
 Number of accumulation units outstanding at end of period            16,828
LEXINGTON NATURAL RESOURCES TRUST
 Value at beginning of period                                        $11.712
 Value at end of period                                              $11.973
 Increase (decrease) in value of accumulation unit(1)                   2.23%(2)
 Number of accumulation units outstanding at end of period               627
PORTFOLIO PARTNERS MFS EMERGING EQUITIES
  PORTFOLIO
 Value at beginning of period                                        $ 9.976
 Value at end of period                                              $ 9.850
 Increase (decrease) in value of accumulation unit(1)                  (1.26)%(7)
 Number of accumulation units outstanding at end of period             2,413
PORTFOLIO PARTNERS MFS RESEARCH GROWTH
  PORTFOLIO
 Value at beginning of period                                        $ 8.821
 Value at end of period                                              $ 8.649
 Increase (decrease) in value of accumulation unit(1)                  (1.95)%(7)
 Number of accumulation units outstanding at end of period               442
PORTFOLIO PARTNERS MFS VALUE EQUITY PORTFOLIO
 Value at beginning of period                                        $12.192
 Value at end of period                                              $12.365
 Increase (decrease) in value of accumulation unit(1)                   1.42%(7)
 Number of accumulation units outstanding at end of period                80




--------------------------------------------------------------------------------

                                                                       1997           1996
                                                               -------------------   -----
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL
  GROWTH PORTFOLIO
 Value at beginning of period                                        $11.279
 Value at end of period                                              $11.418
 Increase (decrease) in value of accumulation unit(1)                   1.23%(7)
 Number of accumulation units outstanding at end of period             2,665
PORTFOLIO PARTNERS T. ROWE PRICE GROWTH
  PORTFOLIO
 Value at beginning of period                                        $12.951
 Value at end of period                                              $13.212
 Increase (decrease) in value of accumulation unit(1)                   2.02%(7)
 Number of accumulation units outstanding at end of period             3,802

------------------
(1) The above figures are calculated by subtracting the beginning Accumulation Unit value from the ending Accumulation Unit value, and dividing the result by the beginning Accumulation Unit value.

(2) Reflects less than a full year of performance activity. Funds were first received in this option during January 1997.

(3) Reflects less than a full year of performance activity. The initial Accumulation Unit value was established during May 1996 when the fund became available under the Contract, when funds were first received in this option or when the applicable daily asset charge was first utilized.

(4) Reflects less than a full year of performance activity. Funds were first received in this option during April 1997.

(5) Reflects less than a full year of performance activity. Funds were first received in this option during September 1997.

(6) Reflects less than a full year of performance activity. Funds were first received in this option during July 1997.

(7) Reflects less than a full year of performance activity. Funds were first received in this option during November 1997.


--------------------------------------------------------------------------------

                         For Master Applications Only


I hereby acknowledge receipt of an Account C prospectus for Retirement Plus and Voluntary Tax-Deferred Annuity Plans dated May 1, 1998, as well as all current prospectuses pertaining to the variable investment options available under the Contracts.


--- Please send an Account C Statement of Additional Information (Form No. SAI.01107-98) dated May 1, 1998.





--------------------------------------------------------------------------------
                          CONTRACT HOLDER'S SIGNATURE





--------------------------------------------------------------------------------
                                     DATE










PROS.01107-98

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           VARIABLE ANNUITY ACCOUNT C
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------------------------------------------

              Statement of Additional Information dated May 1, 1998


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus dated May 1, 1998. The Contracts offered in connection with the Prospectus are the Retirement Plus Contract and Voluntary Contract funded through Variable Annuity Account C (the "Separate Account"). A free Prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:



                    Aetna Life Insurance and Annuity Company
                                Customer Service
                              151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 1-800-525-4225


Read the Prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.



                                TABLE OF CONTENTS


                                                                           Page

General Information and History.........................................      1
Variable Annuity Account C..............................................      1
Offering and Purchase of Contracts......................................      2
Performance Data........................................................      2
      General...........................................................      2
      Average Annual Total Return Quotations............................      3
Annuity Payments........................................................      6
Sales Material and Advertising..........................................      7
Independent Auditors....................................................      7
Financial Statements of the Separate Account............................    S-1
Financial Statements of Aetna Life Insurance and Annuity Company........    F-1

                         GENERAL INFORMATION AND HISTORY


Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company which was organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). As of December 31, 1997, the Company (ALIAC) had $40.7 billion invested through its products, including $22.3 billion in its separate accounts (of which the Company, or an affiliate oversees the management of $17.6 billion) and $1.3 billion in its mutual funds offered outside of its separate accounts. The Company is ranked among the top 2% of all U.S. life insurance companies based on assets as of December 31, 1996. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc. The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States and in the District of Columbia. The Company's Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.


In addition to serving as the principal underwriter and the depositor for the Separate Account, the Company is a registered investment adviser under the Investment Advisers Act of 1940, and a registered broker-dealer under the Securities Exchange Act of 1934. The Company provides investment advice to several of the registered management investment companies offered as variable investment options under the Contracts funded by the Separate Account (see "Variable Annuity Account C" below).

Other than the mortality and expense risk charges and administrative expense charge, if any, described in the Prospectus, all expenses incurred in the operations of the Separate Account are borne by the Company. (See "Charges and Deductions" in the Prospectus.) The Company receives reimbursement for certain administrative costs from some advisers of the Funds used as funding options under the Contract. These fees generally range up to 0.25%.

The assets of the Separate Account are held by the Company. Please refer to the prospectuses of the individual Funds in whose shares the assets of the Separate Account are invested regarding the custodians for those Funds.

                           VARIABLE ANNUITY ACCOUNT C
                            (the "Separate Account")

Variable Annuity Account C is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account will be invested exclusively in shares of the mutual funds described in the Prospectus ("Funds"). Purchase Payments made under the Contract may be allocated to one or more of the Funds. The Company may make additions to, deletions from or substitution of available variable investment options as permitted by law and subject to the conditions of the Contract. The availability of the Funds is subject to applicable regulatory authorization. Not all Funds are available in all jurisdictions or under all Contracts.

The Funds currently available under the Contract are as follows:

[bullet] Aetna Ascent VP (formerly known as Aetna Ascent Variable Portfolio) [bullet] Aetna Balanced VP, Inc. (formerly known as Aetna Investment Advisers
         Fund, Inc.)
[bullet] Aetna Income Shares d/b/a Aetna Bond VP
[bullet] Aetna Crossroads VP (formerly known as Aetna Crossroads Variable
         Portfolio)
[bullet] Aetna Growth VP (formerly known as Aetna Variable Growth Portfolio) [bullet] Aetna Variable Fund d/b/a Aetna Growth and Income VP
[bullet] Aetna High Yield VP
[bullet] Aetna Index Plus Large Cap VP (formerly known as Aetna Variable Index
         Plus Portfolio)
[bullet] Aetna Index Plus Mid Cap VP
[bullet] Aetna Index Plus Small Cap VP
[bullet] Aetna International VP
[bullet] Aetna Legacy VP (formerly known as Aetna Legacy Variable Portfolio) [bullet] Aetna Variable Encore Fund d/b/a Aetna Money Market VP
[bullet] Aetna Real Estate Securities VP
[bullet] Aetna Small Company VP (formerly known as Aetna Variable)
[bullet] Aetna Value Opportunity VP (formerly known as Aetna Variable Capital
         Appreciation Portfolio)
[bullet] Calvert Social Balanced Portfolio (formerly known as Calvert
         Responsibly Invested Balanced Portfolio)
[bullet] Fidelity VIP Equity-Income Portfolio
[bullet] Fidelity VIP Growth Portfolio
[bullet] Fidelity VIP Overseas Portfolio
[bullet] Fidelity VIP II Contrafund Portfolio
[bullet] Janus Aspen Aggressive Growth Portfolio
[bullet] Janus Aspen Balanced Portfolio
[bullet] Janus Aspen Flexible Income Portfolio
[bullet] Janus Aspen Growth Portfolio
[bullet] Janus Aspen Worldwide Growth Portfolio
[bullet] Lexington Natural Resources Trust*
[bullet] Oppenheimer Global Securities Fund
[bullet] Oppenheimer Strategic Bond Fund
[bullet] Portfolio Partners MFS Emerging Equities Portfolio
[bullet] Portfolio Partners MFS Research Growth Portfolio
[bullet] Portfolio Partners MFS Value Equity Portfolio
[bullet] Portfolio Partners Scudder International Growth Portfolio
[bullet] Portfolio Partners T. Rowe Price Growth Equity Portfolio

* This Fund is only available for investment by Participants who established an Individual Account under the Contract before May 1, 1998. As soon as all such Participants have redirected their allocations to other investment options, the Fund will be closed to all new investment (except reinvested dividends and capital gains earned on amounts already invested in the Fund through the Separate Account and loan repayments automatically deposited into the Fund pursuant to the Company's loan repayment procedures).

A complete description of each of the Funds, including their investment objectives, policies, risks and fees and expenses, is contained in the prospectus and statement of additional information for each of the Funds.

                       OFFERING AND PURCHASE OF CONTRACTS

The Company is both the depositor and the principal underwriter for the securities sold by the Prospectus. The Company offers the Contracts through life insurance agents licensed to sell variable annuities who are registered representatives of the Company or of other registered broker-dealers who have sales agreements with the Company. The offering of the Contracts is continuous. A description of the manner in which Contracts are purchased may be found in the Prospectus under the sections titled "Purchase" and "Determining Individual Account Current Value."

                                PERFORMANCE DATA
General

From time to time, the Company may advertise different types of historical performance for the variable investment options of the Separate Account available under the Contracts issued by the Company in connection with Plans described in the Prospectus. The Company may advertise the "standardized average annual total returns," calculated in a manner and for the periods prescribed by the Securities and Exchange Commission (the "standardized total return"), as well as the "non-standardized total return," both of which are described below.

The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial Purchase Payment of $1,000 is applied to the variable investment options under the Contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. The standardized figures use the actual returns of the Fund since the date contributions were first received in the Fund under the Separate Account and then adjust them to reflect the deduction of all recurring charges under the Contracts during each period (e.g., mortality and expense risk charges, any applicable administrative expense charge, the maintenance fee and the withdrawal fee). These charges will be deducted on a pro rata basis in the case of fractional periods. The maintenance fee is converted to a percentage of assets based on the average account size under the Contracts described in the Prospectus.

The non-standardized total return figures will be calculated in a similar manner, except that they will not reflect any applicable withdrawal fee ( which would decrease the level of performance shown if reflected in these calculations.) The non-standardized figures may also include monthly, quarterly, year-to-date and three year periods, and may include returns calculated from the Funds inception date and/or the date contributions were first received in the Fund under the Separate Account.

The total return quotations are based upon historical earnings and are not necessarily representative of future performance. Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return quotations for any prior period should not be considered as a representation of how the Funds will perform in any future period. Additionally, your Current Value upon redemption may be more or less than your original cost.

Average Annual Total Return Quotations - Standardized and Non-Standardized

The tables below reflect the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1997 for the variable investment options under the Contracts issued by the Company. The standardized returns (Table A) assume a mortality and expense risk charge of 1.25%, a $15 annual maintenance fee and a withdrawal fee for ten years. The non-standardized returns (Table B) assume the same charges but do not include the withdrawal fee. The Company may also advertise returns based on other fee schedules that apply to a particular Contract Holder. These fee schedules may result in higher returns than those shown.

For the variable investment options funded by the Portfolio Partners portfolios, two sets of performance returns are shown for each variable investment option: one showing performance based solely on the performance of the Portfolio Partners portfolio from November 28, 1997, the date the Portfolio commenced operations; and one quotation based on (a) performance through November 26, 1997 of the fund it replaced under many Company contracts and; (b) after November 26, 1997, based on the performance of the Portfolio Partners portfolio.

For those variable investment options where results are not available for the full calendar period indicated, performance for such partial periods is shown in the column labeled "Since Inception". For standardized performance, the "Since Inception" column shows the average annual return since the date contributions were first received in the Fund under the Separate Account. For nonstandardized performance, the "Since Inception" column shows average annual total return since the Fund's inception date.

                                     TABLE A


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Date
                                                                                                                       Contributions
                                                                                                                           First
                                                                                                                          Received
                                                                                                                         Under the
                                                                                                                          Separate
                     ($15 Maintenance Fee)                                            STANDARDIZED                      Account
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Since
                    VARIABLE INVESTMENT OPTIONS                         1 Year       5 Year      10 Year     Inception*
----------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                         12.12%                                 16.72%     07/31/95
----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                                 14.54%       11.74%                    10.38%     04/03/89
----------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                                         1.27%        4.40%        7.51%
----------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                                      9.94%                                 14.27%     07/04/95
----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                                                                                12.79%     05/30/97
----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                                           21.47%       14.93%       14.82%
----------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                           25.21%                                 25.97%     10/31/96
----------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                          7.07%                                 10.49%     07/31/95
----------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                                             (1.38%)       2.33%        4.29%
----------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                                                                         14.38%     05/30/97
----------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                                                                     14.51%     05/30/97
----------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio                                       12.29%       10.23%                     9.77%     05/31/89
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                                    19.80%                                 19.04%     05/31/94
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                           15.47%                                 17.96%     05/31/94
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                                          4.31%                                  5.57%     05/31/94
----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                                    16.09%                                 20.94%     05/31/95
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                                  5.35%                                 16.71%     06/30/94
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                                          14.18%                                 15.85%     06/30/95
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                                    4.50%                                 10.03%     10/31/94
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                            14.79%                                 18.12%     06/30/95
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                                  14.23%                                 24.32%     05/31/95
----------------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust                                        0.19%        8.15%                     7.13%     10/14/91
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio                                                            (6.29%)     11/28/97
----------------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners-
MFS Emerging Equities(3)                                                 2.13%                                  8.74%     09/30/93
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio                                                               (6.94%)    11/28/97
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/Portfolio Partners-
MFS Research Growth(3)                                                  (9.27%)       3.31%                     4.91%     08/31/92
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio                                                                  (3.74%)    11/28/97
----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Growth/Portfolio Partners-
MFS Value Equity(3)                                                     18.15%       10.33%                     9.50%     05/31/89
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth Portfolio                                                      (3.92%)    11/28/97
----------------------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/Portfolio Partners-
Scudder International Growth(3)                                          1.91%       11.01%                     7.17%     07/31/89
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity Portfolio                                                       (3.17%)    11/28/97
----------------------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners-
T. Rowe Price Growth Equity                                             19.93%                                 19.66%     10/31/94
----------------------------------------------------------------------------------------------------------------------------------


Please refer to the discussion preceding Table A for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

* Reflects performance from the date contributions were first received in the Fund under the Separate Account.


(1) These Funds have been available through the Separate Account for more than ten years.

(2) The current yield for the variable investment option for the 7-day period ended December 31, 1997 (on an annualized basis) was 3.892%. The current yield reflects the deduction of all charges under the Contract that are deducted from the total return quotations shown above except the maximum 5% withdrawal fee.

(3) The Fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced Fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced Fund may not have been available under all Contracts. The "Date Contributions First Received Under the Separate Account" refers to the applicable date for the replaced Fund.

                                     TABLE B


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Fund
                                                                                                                      Inception
                     ($15 Maintenance Fee)                                     NON-STANDARDIZED                        Date
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Since
                    VARIABLE INVESTMENT OPTIONS                 1 Year    3 Years    5 Years   10 Years  Inception**
---------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                 18.02%                                      19.95%     07/05/95
---------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                         20.57%     19.63%    12.65%                 10.76%     04/03/89
---------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                                 6.60%      8.15%     5.26%      7.51%
---------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                             15.73%                                      16.65%     07/05/95
---------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                                 30.94%                                      30.90%     12/13/96
---------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                                   27.87%     26.82%    15.87%     14.82%
---------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                   31.81%                                      32.49%     09/16/96
---------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                 12.71%                                      13.16%     07/05/95
---------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                                      3.82%      3.97%     3.17%      4.29%
---------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                          32.40%                                      33.34%     12/27/96
---------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                      37.20%                                      37.73%     12/13/96
---------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio(1)                            18.20%     18.74%    11.13%     10.66%
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio(1)                         26.11%     23.57%    18.29%     14.91%
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio(1)                                21.56%     22.30%    16.17%     15.36%
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio(1)                               9.81%      9.72%    12.34%      7.91%
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                            22.21%                                      26.21%     01/03/95
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                         10.90%     13.93%                           17.36%     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                                  20.20%     19.08%                           14.48%     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                           10.01%     12.97%                            8.31%     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                    20.83%     21.77%                           15.84%     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                          20.25%     24.19%                           21.01%     09/13/93
---------------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust                                5.47%     14.88%     9.04%                  7.84%     10/14/91
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund                              20.51%     12.03%    16.96%                 10.51%     11/12/90
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund                                  7.00%     10.24%                            5.95%     05/03/93
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio                                                          (1.36%)    11/28/97
---------------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners-
MFS Emerging Equities(3)                                           7.51%     16.14%    10.46%                 17.13%     09/21/88
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio                                                            (2.05%)    11/28/97
---------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/
Portfolio Partners-MFS Research Growth(3)                       (4.49%)     5.10%     4.16%      7.02%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio                                                                1.19%     11/28/97
---------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman AMT Growth/Portfolio Partners-
MFS Value Equity(3)                                             24.38%     20.11%    11.24%     12.86%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth Portfolio                                                    1.35%     11/28/97
---------------------------------------------------------------------------------------------------------------------------------
Scudder  International  Portfolio Class A/
Portfolio Partners-Scudder International Growth(3)               7.28%      9.85%    11.92%     10.04%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity Portfolio                                                     1.80%     11/28/97
---------------------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners-
T. Rowe Price Growth Equity(3)                                    26.25%     23.67%    17.89%                 17.84%     01/09/89
---------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding Table A for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

**  Reflects performance from the Fund's inception date.

(1) These Funds have been in operation for more than ten years.

(2) The current yield for the variable investment option for the 7-day period ended December 31, 1997 (on an annualized basis) was 3.892%. The current yield reflects the deduction of all charges under the Contract that are deducted from the total return quotations shown above. As in the table above the maximum 5% withdrawal fee is not reflected.

(3) The Fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced Fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced Fund may not have been available under all Contracts. The "Fund Inception Date" refers to the applicable date for the replaced Fund. If no date is shown, the replaced Fund has been in operation for more than ten years.

                                ANNUITY PAYMENTS

When Variable Annuity payments are to begin, the value of the Individual Account is determined using Fund Annuity Unit values as of the tenth Valuation Period before the first Annuity payment is due. Such value (less any applicable premium tax) is applied to provide an Annuity in accordance with the Annuity and investment options elected.

The Annuity option tables found in the Contract show, for each form of Annuity, the amount of the first Variable Annuity payment for each $1,000 of value applied. Thereafter, Variable Annuity payments fluctuate as the Fund Annuity Unit value(s) fluctuates with the investment experience of the selected investment option(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Annuity payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

When the Annuity Period begins, the Annuitant is credited with a fixed number of Fund Annuity Units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first Annuity payment based on a particular investment option, and (b) is the then current Fund Annuity Unit value for that investment option. As noted, Fund Annuity Unit values fluctuate from one Valuation Period to the next; such fluctuations reflect changes in the net investment factor for the appropriate Fund(s) (with a ten Valuation Period lag which gives the Company time to process Annuity payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the Annuity Period.

EXAMPLE:

Assume that, at the date Annuity payments are to begin, there are 3,000 Fund Annuity Units credited under a particular Contract or Individual Account and that the value of a Fund Annuity Unit for the tenth Valuation Period prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax is payable and that the Annuity table in the Contract provides, for the option elected, a first monthly Variable Annuity payment of $6.68 per $1000 of value applied; the Annuitant's first monthly payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of a Fund Annuity Unit for the Valuation Period in which the first payment was due was $13.400000. When this value is divided into the first monthly payment, the number of Fund Annuity Units is determined to be
20.414. The value of this number of Fund Annuity Units will be paid in each subsequent month.

If the net investment factor with respect to the appropriate Fund is 1.0015000 as of the tenth Valuation Period preceding the due date of the second monthly payment, multiplying this factor by .9999058* (to neutralize the assumed net investment rate of 3.5% per annum built into the number of Fund Annuity Units determined above) produces a result of 1.0014057. This is then multiplied by the Fund Annuity Unit value for the prior Valuation Period (assume such value to be $13.504376) to produce a Fund Annuity Unit value of $13.523359 for the Valuation Period in which the second payment is due.

The second monthly payment is then determined by multiplying the number of Fund Annuity Units by the current Fund Annuity Unit value, or 20.414 times $13.523359, which produces a payment of $276.07.

*If an assumed net investment rate of 5% is elected, the appropriate factor to neutralize such assumed rate would be .9998663.

                         SALES MATERIAL AND ADVERTISING

The Company may include hypothetical illustrations in its sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. The Company may also discuss the difference between variable annuity contracts and other types of savings or investment products, including, but not limited to, personal savings accounts and certificates of deposit.

We may distribute sales literature that compares the percentage change in Accumulation Unit Values for any of the variable investment options to established market indices such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the variable investment option being compared.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Services, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying funds in terms of the asset classes they represent and use such categories in marketing materials for the Contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the Separate Account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports, including, but not limited to The Wall Street Journal, Money magazine, USA Today and The VARDS Report.

The Company may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective Contract Holders or Participants. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the Contracts and the characteristics of and market for such financial instruments.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and review of filings made with the SEC.

                              FINANCIAL STATEMENTS


                           VARIABLE ANNUITY ACCOUNT C


                                      Index


Statement of Assets and Liabilities..................................... S-2
Statements of Operations and Changes in Net Assets...................... S-5
Notes to Financial Statements .......................................... S-6
Independent Auditors' Report............................................ S-17

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1997


ASSETS:
Investments, at net asset value: (Note 1)
 Aetna Variable Fund; 189,402,635 shares (cost $5,932,019,068) ........................ $ 6,370,594,954
 Aetna Income Shares; 29,481,519 shares (cost $379,976,337) ...........................     378,848,309
 Aetna Variable Encore Fund; 17,984,272 shares (cost $234,633,355) ....................     240,346,197
 Aetna Investment Advisers Fund, Inc.; 61,720,862 shares (cost $848,048,432) ..........     989,547,679
 Aetna GET Fund, Series B; 5,058,054 shares (cost $56,606,586) ........................      79,552,932
 Aetna GET Fund, Series C; 18,780,804 shares (cost $190,080,319) ......................     236,822,693
 Aetna Ascent Variable Portfolio; 5,107,825 shares (cost $66,607,510) .................      72,115,304
 Aetna Crossroads Variable Portfolio; 3,801,191 shares (cost $47,125,006) .............      49,739,310
 Aetna Legacy Variable Portfolio; 2,710,978 shares (cost $32,214,576) .................      32,802,912
 Aetna Variable Portfolios, Inc.:
  Aetna Variable Capital Appreciation Portfolio; 171,171 shares (cost $2,313,642) .....       2,039,640
  Aetna Variable Growth Portfolio; 111,560 shares (cost $1,335,706) ...................       1,098,483
  Aetna Variable Index Plus Portfolio; 5,933,809 shares (cost $76,210,503) ............      83,175,077
  Aetna Variable Small Company Portfolio; 388,120 shares (cost $5,122,912) ............       4,956,212
 Calvert Social Balanced Portfolio; 27,469,430 shares (cost $47,247,774) ..............      54,444,411
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio; 7,855,657 shares (cost $156,737,051) .......................     190,735,350
  Growth Portfolio; 3,457,071 shares (cost $105,862,746) ..............................     128,257,345
  Overseas Portfolio; 700,480 shares (cost $13,223,729) ...............................      13,449,206
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio; 1,288,137 shares (cost $19,277,286) ........................      23,199,341
  Contrafund Portfolio; 12,866,038 shares (cost $206,330,826) .........................     256,548,805
  Index 500 Portfolio; 504,605 shares (cost $46,209,224) ..............................      57,721,771
 Janus Aspen Series:
  Aggressive Growth Portfolio; 10,248,197 shares (cost $174,115,177) ..................     210,600,444
  Balanced Portfolio; 2,143,788 shares (cost $32,647,487) .............................      37,451,981
  Flexible Income Portfolio; 1,252,635 shares (cost $14,374,926) ......................      14,756,039
  Growth Portfolio; 4,330,541 shares (cost $68,345,213) ...............................      80,028,403
  Worldwide Growth Portfolio; 18,350,150 shares (cost $366,705,134)....................     429,210,001
 Lexington Emerging Markets Fund; 649,673 shares (cost $6,756,872).....................       5,788,593
 Lexington Natural Resources Trust Fund; 2,881,672 shares (cost $41,178,832)...........      42,965,725
 Portfolio Partners, Inc. (PPI):
 PPI MFS Emerging Equities Portfolio; 8,228,209 shares (cost $356,891,357).............     352,990,165
 PPI MFS Research Growth Portfolio; 23,381,050 shares (cost $231,196,214)..............     227,029,997
 PPI MFS Value Equity Portfolio; 3,887,887 shares (cost $114,649,620)..................     116,286,704
 PPI Scudder International Growth Portfolio; 14,375,874 shares (cost $199,666,185).....     202,699,815
 PPI T. Rowe Price Growth Equity Portfolio; 3,885,589 shares (cost $166,078,985) ......     169,450,553
                                                                                        ---------------
NET ASSETS (cost $10,239,788,590) ..................................................... $11,155,254,351
                                                                                        ===============

Net assets represented by:

Reserves for annuity contracts in accumulation and payment period: (Notes 1 and 5)
Aetna Variable Fund:
 Annuity contracts in accumulation .................................................... $ 6,078,549,136
 Annuity contracts in payment period ..................................................     292,045,818
Aetna Income Shares:
 Annuity contracts in accumulation ....................................................     372,629,553
 Annuity contracts in payment period ..................................................       6,218,756

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1997 (continued):


Aetna Variable Encore Fund:
 Annuity contracts in accumulation ......................  $   240,346,197
Aetna Investment Advisers Fund, Inc.:
 Annuity contracts in accumulation ......................      968,354,403
 Annuity contracts in payment period ....................       21,193,276
Aetna GET Fund, Series B:
 Annuity contracts in accumulation ......................       79,552,932
Aetna GET Fund, Series C:
 Annuity contracts in accumulation ......................      236,822,693
Aetna Ascent Variable Portfolio:
 Annuity contracts in accumulation ......................       72,115,304
Aetna Crossroads Variable Portfolio:
 Annuity contracts in accumulation ......................       49,739,310
Aetna Legacy Variable Portfolio:
 Annuity contracts in accumulation ......................       32,749,254
 Annuity contracts in payment period ....................           53,658
Aetna Variable Portfolios, Inc.:
 Aetna Variable Capital Appreciation Portfolio:
 Annuity contracts in accumulation ......................        2,039,640
 Aetna Variable Growth Portfolio:
 Annuity contracts in accumulation ......................        1,098,483
Aetna Variable Index Plus Portfolio:
 Annuity contracts in accumulation ......................       83,098,319
 Annuity contracts in payment period ....................           76,758
 Aetna Variable Small Company Portfolio:
 Annuity contracts in accumulation ......................        4,956,212
Calvert Social Balanced Portfolio:
 Annuity contracts in accumulation ......................       54,444,411
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
 Annuity contracts in accumulation ......................      190,735,350
 Growth Portfolio:
 Annuity contracts in accumulation ......................      128,257,345
 Overseas Portfolio:
 Annuity contracts in accumulation ......................       13,449,206
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
 Annuity contracts in accumulation ......................       23,199,341
 Contrafund Portfolio:
 Annuity contracts in accumulation ......................      256,548,805
 Index 500 Portfolio:
 Annuity contracts in accumulation ......................       57,721,771
Janus Aspen Series:
 Aggressive Growth Portfolio:
 Annuity contracts in accumulation ......................      210,600,444
 Balanced Portfolio:
 Annuity contracts in accumulation ......................       37,451,981
 Flexible Income Portfolio:
 Annuity contracts in accumulation ......................       14,756,039
 Growth Portfolio:
 Annuity contracts in accumulation ......................       79,992,417
 Annuity contracts in payment period ....................           35,986

Variable Annuity Account C
Statement of Assets and Liabilities - December 31, 1997 (continued):


 Worldwide Growth Portfolio:
 Annuity contracts in accumulation ...........  $   429,093,163
 Annuity contracts in payment period .........          116,838
Lexington Emerging Markets Fund:
 Annuity contracts in accumulation ...........        5,788,593
Lexington Natural Resources Trust Fund:
 Annuity contracts in accumulation ...........       42,965,725
Portfolio Partners, Inc.:
 PPI MFS Emerging Equities Portfolio:
 Annuity contracts in accumulation ...........      352,966,999
 Annuity contracts in payment period .........           23,166
 PPI MFS Research Growth Portfolio:
 Annuity contracts in accumulation ...........      227,029,997
 PPI MFS Value Equity Portfolio:
 Annuity contracts in accumulation ...........      116,286,704
 PPI Scudder International Growth Portfolio:
 Annuity contracts in accumulation ...........      202,699,815
 PPI T. Rowe Price Growth Equity Portfolio:
 Annuity contracts in accumulation ...........      169,450,553
                                                ---------------
                                                $11,155,254,351
                                                ===============


See Notes to Financial Statements

Variable Annuity Account C
Statements of Operations and Changes in Net Assets


                                                                                  Year Ended December 31,
                                                                                  1997                 1996
                                                                          -------------------   -----------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ............................................................     $ 1,552,106,208      $  712,854,599
Expenses: (Notes 2 and 5)
 Valuation period deductions ..........................................        (120,867,375)        (93,446,331)
                                                                            ---------------      --------------
Net investment income .................................................       1,431,238,833         619,408,268
                                                                            ---------------      --------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ..................................................       2,013,561,413       2,060,808,031
 Cost of investments sold .............................................       1,773,010,971       1,547,239,509
                                                                            ---------------      --------------
  Net realized gain ...................................................         240,550,442         513,568,522
Net unrealized gain on investments: (Note 5)
 Beginning of year ....................................................         612,391,085         594,083,184
 End of year ..........................................................         915,465,761         612,391,085
                                                                            ---------------      --------------
  Net change in unrealized gain .......................................         303,074,676          18,307,901
                                                                            ---------------      --------------
Net realized and unrealized gain on investments .......................         543,625,118         531,876,423
                                                                            ---------------      --------------
Net increase in net assets resulting from operations ..................       1,974,863,951       1,151,284,691
                                                                            ---------------      --------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase payments ...........................       1,039,130,530         951,293,520
Sales and administrative charges deducted by the Company ..............             (17,373)            (61,783)
                                                                            ---------------      --------------
 Net variable annuity contract purchase payments ......................       1,039,113,157         951,231,737
Transfer from the Company for mortality guarantee adjustments .........           2,085,609           3,247,064
Transfers from the Company's fixed account options ....................         166,510,610         187,508,331
Transfers to the Company's other variable annuity accounts ............         (88,238,000)                  0
Redemptions by contract holders .......................................        (474,257,152)       (339,383,183)
Annuity Payments ......................................................         (31,253,253)        (20,948,181)
Other .................................................................           1,227,066             144,245
                                                                            ---------------      --------------
 Net increase in net assets from unit transactions: (Note 5) ..........         615,188,037         781,800,013
                                                                            ---------------      --------------
Change in net assets ..................................................       2,590,051,988       1,933,084,704
NET ASSETS:
Beginning of year .....................................................       8,565,202,363       6,632,117,659
                                                                            ---------------      --------------
End of year ...........................................................     $11,155,254,351      $8,565,202,363
                                                                            ===============      ==============


See Notes to Financial Statements

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997

1. Summary of Significant Accounting Policies

   Variable Annuity Account C (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable annuity contracts that are qualified under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments
   Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1997:

   Aetna Variable Fund
   Aetna Income Shares
   Aetna Variable Encore Fund
   Aetna Investment Advisers Fund, Inc.
   Aetna GET Fund, Series B
   Aetna GET Fund, Series C
   Aetna Ascent Variable Portfolio
   Aetna Crossroads Variable Portfolio
   Aetna Legacy Variable Portfolio
   Aetna Variable Portfolios, Inc.:
   [bullet] Aetna Variable Capital Appreciation Portfolio
   [bullet] Aetna Variable Growth Portfolio
   [bullet] Aetna Variable Index Plus Portfolio
   [bullet] Aetna Variable Small Company Portfolio
   Calvert Social Balanced Portfolio
   Fidelity Investments Variable Insurance Products Fund:
   [bullet] Equity-Income Portfolio
   [bullet] Growth Portfolio
   [bullet] Overseas Portfolio

   Fidelity Investments Variable Insurance Products
   Fund II:
   [bullet] Asset Manager Portfolio
   [bullet] Contrafund Portfolio
   [bullet] Index 500 Portfolio
   Janus Aspen Series:
   [bullet] Aggressive Growth Portfolio
   [bullet] Balanced Portfolio
   [bullet] Flexible Income Portfolio
   [bullet] Growth Portfolio
   [bullet] Worldwide Growth Portfolio
   Lexington Emerging Markets Fund
   Lexington Natural Resources Trust Fund
   Portfolio Partners, Inc.:
   [bullet] PPI MFS Emerging Equities Portfolio
   [bullet] PPI MFS Research Growth Portfolio
   [bullet] PPI MFS Value Equity Portfolio
   [bullet] PPI Scudder International Growth Portfolio
   [bullet] PPI T. Rowe Price Growth Equity Portfolio

   b. Other
   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes
   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

   d. Annuity Reserves
   Annuity reserves held in the Account are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

3. Dividend Income

   On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain
   (loss) in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1997 and 1996 aggregated $4,059,988,283 and $2,013,561,413; $3,462,016,312 and
   $2,060,808,031, respectively.

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net
Assets

---------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                         Valuation
                                                                           Period
                                                       Dividends         Deductions
---------------------------------------------------------------------------------------

  Aetna Variable Fund:                              $1,291,034,822   ($ 68,500,273)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
  Aetna Income Shares:                                  22,258,737      (4,263,839)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
  Aetna Variable Encore Fund:                            9,635,587      (2,938,575)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Investment Advisers Fund, Inc.:                128,304,517     (10,844,018)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
  Aetna GET Fund, Series B:                             13,341,021      (1,078,816)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna GET Fund, Series C:                              3,678,012      (3,257,441)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Ascent Variable Portfolio:                       4,541,482        (578,657)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Crossroads Variable Portfolio:                   3,316,159        (392,434)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Legacy Variable Portfolio:                       1,788,369        (229,584)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
  Aetna Variable Portfolios Inc:
   Aetna Variable Capital Appreciation Portfolio:          312,433          (2,197)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
   Aetna Variable Growth Portfolio:                        249,335          (1,093)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Aetna Variable Index Plus Portfolio:                   3,327,658        (542,532)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------
   Aetna Variable Small Company Portfolio:                 269,004          (5,868)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
  Alger American Funds:
   Growth Portfolio: (1)                                 1,199,482      (1,526,918)
  Annuity contracts in accumulation
---------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                      11,721,861      (3,575,543)
  Annuity contracts in accumulation
  Annuity contracts in payment period
---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                       Proceeds        Cost of           Net
                                                         from        Investments      Realized
                                                        Sales            Sold        Gain (Loss)
--------------------------------------------------------------------------------------------------

  Aetna Variable Fund:                              $205,088,291    $150,120,010    $ 54,968,281
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
  Aetna Income Shares:                                46,789,033      49,260,722      (2,471,689)
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
  Aetna Variable Encore Fund:                        206,958,669     210,166,945      (3,208,276)
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Investment Advisers Fund, Inc.:               37,558,168      27,770,494       9,787,674
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series B:                            7,648,728       4,940,723       2,708,005
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series C:                           13,972,003      11,896,317       2,075,686
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Ascent Variable Portfolio:                       498,613         380,091         118,522
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Crossroads Variable Portfolio:                   409,248         325,568          83,680
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Legacy Variable Portfolio:                     2,265,127       2,019,840         245,287
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
  Aetna Variable Portfolios Inc:
   Aetna Variable Capital Appreciation Portfolio:        123,165         113,851           9,314
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Aetna Variable Growth Portfolio:                       80,207          72,190           8,017
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Aetna Variable Index Plus Portfolio:                29,980,862      29,823,433         157,429
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------
   Aetna Variable Small Company Portfolio:               478,457         428,319          50,138
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
  Alger American Funds:
   Growth Portfolio: (1)                             169,481,196     134,718,793      34,762,403
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                   403,516,606     343,440,431      60,076,175
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
             Net Unrealized                                           Net
               Gain (Loss)                       Net          Increase (Decrease)                  Net Assets
               -----------                    Change in          In Net Assets                     ----------
       Beginning               End            Unrealized           from Unit            Beginning              End
        of Year              of Year         Gain (Loss)         Transactions            of Year             of Year
------------------------------------------------------------------------------------------------------------------------
        $327,744,944      $438,575,885       $110,830,941         $ 75,435,966
                                                                                     $4,694,078,344      $6,078,549,136
                                                                                        212,746,872         292,045,818
-----------------------------------------------------------------------------------------------------------------------
          (9,314,233)       (1,128,028)         8,186,205           (4,710,418)
                                                                                        354,233,289         372,629,553
                                                                                          5,616,023           6,218,756
-----------------------------------------------------------------------------------------------------------------------
            (750,036)        5,712,842          6,462,878          (14,909,883)
                                                                                        245,304,466         240,346,197
-----------------------------------------------------------------------------------------------------------------------
          97,219,569       141,499,248         44,279,679            2,724,400
                                                                                        800,532,626         968,354,403
                                                                                         14,762,802          21,193,276
-----------------------------------------------------------------------------------------------------------------------
          17,286,695        22,946,346          5,659,651           (6,139,082)
                                                                                         65,062,153          79,552,932
-----------------------------------------------------------------------------------------------------------------------
           2,983,885        46,742,374         43,758,489           (8,490,216)
                                                                                        199,058,163         236,822,693
-----------------------------------------------------------------------------------------------------------------------
           1,716,824         5,507,794          3,790,970           42,582,396
                                                                                         21,660,591          72,115,304
-----------------------------------------------------------------------------------------------------------------------
             838,329         2,614,303          1,775,974           30,197,010
                                                                                         14,758,921          49,739,310
-----------------------------------------------------------------------------------------------------------------------
             112,482           588,337            475,855           21,455,983
                                                                                          9,067,002          32,749,254
                                                                                                  0              53,658
-----------------------------------------------------------------------------------------------------------------------
                   0          (274,002)          (274,002)           1,994,092
                                                                                                  0           2,039,640
-----------------------------------------------------------------------------------------------------------------------
                   0          (237,223)          (237,223)           1,079,447
                                                                                                  0           1,098,483
-----------------------------------------------------------------------------------------------------------------------
              80,325         6,964,574          6,884,249           62,694,836
                                                                                         10,653,437          83,098,319
                                                                                                  0              76,758
-----------------------------------------------------------------------------------------------------------------------
                   0          (166,700)          (166,700)           4,809,638
                                                                                                  0           4,956,212
-----------------------------------------------------------------------------------------------------------------------
           6,730,808                 0         (6,730,808)        (132,576,331)
                                                                                        104,872,172                   0
-----------------------------------------------------------------------------------------------------------------------
          39,364,541                 0        (39,364,541)        (352,729,122)
                                                                                        323,871,170                   0
                                                                                                  0                   0
-----------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


-------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                              Valuation
                                                                               Period
                                                              Dividends      Deductions
-------------------------------------------------------------------------------------------

  American Century Investments -
   Capital Appreciation Fund: (2)                            $ 5,882,464   ($ 2,974,651)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Calvert Social Balanced Portfolio:                           3,787,208       (578,804)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                   11,536,379     (1,844,101)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Growth Portfolio:                                           3,033,640     (1,277,878)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Overseas Portfolio:                                           762,691       (144,474)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                    2,134,313       (253,981)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                       4,376,096     (2,382,593)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                          890,215       (515,853)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Franklin Government Securities Trust: (3)                    1,578,341       (279,189)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
  Janus Aspen Series:
   Aggressive Growth Portfolio:                                        0     (2,188,842)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Balanced Portfolio:                                           940,676       (329,511)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Flexible Income Portfolio:                                    757,640       (131,213)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Growth Portfolio:                                           1,871,919       (768,752)
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio: (4)                                 64,108        (25,465)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                                 5,510,563     (4,109,527)
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                Proceeds        Cost of            Net
                                                                  from        Investments       Realized
                                                                 Sales            Sold         Gain (Loss)
-------------------------------------------------------------------------------------------------------------

  American Century Investments -
   Capital Appreciation Fund: (2)                            $347,378,690    $348,986,817     ($ 1,608,127)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Calvert Social Balanced Portfolio:                            1,767,421       1,342,657          424,764
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                     2,876,456       2,187,102          689,354
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                            1,967,157       1,268,813          698,344
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                          6,265,740       5,529,606          736,134
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                     1,353,806       1,132,813          220,993
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                          989,526         754,795          234,731
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                         2,042,782       1,517,607          525,175
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Franklin Government Securities Trust: (3)                    35,001,358      34,302,739          698,619
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
  Janus Aspen Series:
   Aggressive Growth Portfolio:                                16,697,333      12,596,723        4,100,610
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                                          1,236,230         981,509          254,721
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Flexible Income Portfolio:                                   4,035,296       3,816,553          218,743
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                            1,933,431       1,461,183          472,248
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio: (4)                               5,452,797       5,400,161           52,636
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                                 16,620,763      10,266,465        6,354,298
  Annuity contracts in accumulation
  Annuity contracts in payment period
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
           Net Unrealized                                          Net
             Gain (Loss)                      Net          Increase (Decrease)                Net Assets
             -----------                   Change in          In Net Assets                   ----------
      Beginning             End           Unrealized            from Unit           Beginning            End
       of Year            of Year         Gain (Loss)         Transactions           of Year           of Year
-----------------------------------------------------------------------------------------------------------------
       $ 8,139,519               $0      ($8,139,519)         ($339,404,560)
                                                                                  $346,244,393                $0
----------------------------------------------------------------------------------------------------------------
         2,963,927        7,196,636         4,232,709             6,589,199
                                                                                    39,989,335        54,444,411
----------------------------------------------------------------------------------------------------------------
        10,675,870       33,998,298        23,322,428            50,561,862
                                                                                   106,469,428       190,735,350
----------------------------------------------------------------------------------------------------------------
         5,256,264       22,394,599        17,138,335            28,222,857
                                                                                    80,442,047       128,257,345
----------------------------------------------------------------------------------------------------------------
           649,630          225,478          (424,152)            4,069,619
                                                                                     8,449,388        13,449,206
----------------------------------------------------------------------------------------------------------------
         2,502,591        3,922,056         1,419,465             2,575,422
                                                                                    17,103,129        23,199,341
----------------------------------------------------------------------------------------------------------------
        15,161,493       50,217,979        35,056,486           100,377,564
                                                                                   118,886,521       256,548,805
----------------------------------------------------------------------------------------------------------------
         2,304,865       11,512,547         9,207,682            26,383,649
                                                                                    21,230,903        57,721,771
----------------------------------------------------------------------------------------------------------------
           405,959                0          (405,959)          (24,948,755)
                                                                                    23,356,943                 0
----------------------------------------------------------------------------------------------------------------
        17,668,916       36,485,267        18,816,351            16,995,758
                                                                                   172,876,567       210,600,444
----------------------------------------------------------------------------------------------------------------
           751,567        4,804,494         4,052,927            17,251,901
                                                                                    15,281,267        37,451,981
----------------------------------------------------------------------------------------------------------------
           140,666          381,113           240,447             5,252,958
                                                                                     8,417,464        14,756,039
----------------------------------------------------------------------------------------------------------------
         2,192,571       11,683,190         9,490,619            28,161,560
                                                                                    40,800,809        79,992,417
                                                                                             0            35,986
----------------------------------------------------------------------------------------------------------------
            (6,468)               0             6,468            (1,788,353)
                                                                                     1,690,606                 0
----------------------------------------------------------------------------------------------------------------
        16,710,390       62,504,868        45,794,478           203,261,915
                                                                                   172,398,274       429,093,163
                                                                                             0           116,838
----------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):
5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


----------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                           Valuation
                                                                            Period
                                                        Dividends         Deductions
----------------------------------------------------------------------------------------

   Lexington Emerging Markets Fund:                          $4,375         ($79,412)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:                1,239,038         (531,930)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Neuberger and Berman Advisers Management Trust -
    Growth Portfolio: (5)                                 8,158,940       (1,195,227)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Portfolio Partners, Inc.:
    PPI MFS Emerging Equities Portfolio:                          0         (406,682)
   Annuity contracts in accumulation
   Annuity contracts in payment period
-----------------------------------------------------------------------------------------
    PPI MFS Research Growth Portfolio:                            0         (262,081)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
    PPI MFS Value Equity Portfolio:                               0         (133,426)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
    PPI MFS Scudder International Growth Portfolio:               0         (235,626)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
    PPI MFS T. Rowe Price Growth Equity Portfolio:                0         (193,734)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund -
    International Portfolio: (6)                          4,599,123       (2,286,635)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------
   Total Variable Annuity Account C                  $1,552,106,208   ($ 120,867,375)
========================================================================================



---------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                         Proceeds          Cost of             Net
                                                           from          Investments        Realized
                                                           Sales             Sold          Gain (Loss)
---------------------------------------------------------------------------------------------------------

   Lexington Emerging Markets Fund:                      $1,639,618        $1,424,729         $214,889
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:               14,866,827        11,618,994        3,247,833
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Neuberger and Berman Advisers Management Trust -
    Growth Portfolio: (5)                               128,039,479       103,983,767       24,055,712
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc.:
    PPI MFS Emerging Equities Portfolio:                  3,797,005         3,880,012          (83,007)
   Annuity contracts in accumulation
   Annuity contracts in payment period
---------------------------------------------------------------------------------------------------------
    PPI MFS Research Growth Portfolio:                    1,453,829         1,486,006          (32,177)
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
    PPI MFS Value Equity Portfolio:                         928,145           929,114             (969)
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
    PPI MFS Scudder International Growth Portfolio:      13,091,485        12,881,912          209,573
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
    PPI MFS T. Rowe Price Growth Equity Portfolio:          891,088           887,544            3,544
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund -
    International Portfolio: (6)                        278,386,778       238,895,623       39,491,155
   Annuity contracts in accumulation
---------------------------------------------------------------------------------------------------------
   Total Variable Annuity Account C                  $2,013,561,413    $1,773,010,971     $240,550,442
=========================================================================================================

(1) Effective November 28, 1997, this funds assets were transferred to the PPI
T. Rowe Price Growth Equity Portfolio.

(2) Effective November 28, 1997, this funds assets were transferred to the PPI MFS Research Growth Portfolio.

(3) Effective November 28, 1997, this funds assets were transferred to Aetna Income Shares.

(4) Effective November 28, 1997, this funds assets were transferred to the Aetna Variable Encore Fund.

(5) Effective November 28, 1997, this funds assets were transferred to the PPI MFS Value Equity Portfolio.

(6) Effective November 28, 1997, this funds assets were transferred to the PPI Scudder International Growth Portfolio.

------------------------------------------------------------------------------------------------------------------------
            Net Unrealized                                          Net
             Gain (Loss)                       Net          Increase (Decrease)                   Net Assets
             -----------                    Change in          In Net Assets                      ----------
     Beginning              End            Unrealized            from Unit            Beginning               End
      of Year             of Year          Gain (Loss)         Transactions            of Year              of Year
------------------------------------------------------------------------------------------------------------------------
        $102,991          ($968,279)       ($1,071,270)           $1,874,530
                                                                                       $4,845,481           $5,788,593
------------------------------------------------------------------------------------------------------------------------
       3,997,171          1,786,893         (2,210,278)           17,376,715
                                                                                       23,844,347           42,965,725
------------------------------------------------------------------------------------------------------------------------
       9,459,521                  0         (9,459,521)         (116,641,588)
                                                                                       95,081,684                    0
------------------------------------------------------------------------------------------------------------------------
               0         (3,901,193)        (3,901,193)          357,381,047
                                                                                                0          352,966,999
                                                                                                0               23,166
------------------------------------------------------------------------------------------------------------------------
               0         (4,166,217)        (4,166,217)          231,490,472
                                                                                                0          227,029,997
------------------------------------------------------------------------------------------------------------------------
               0          1,637,084          1,637,084           114,784,015
                                                                                                0          116,286,704
------------------------------------------------------------------------------------------------------------------------
               0          3,033,630          3,033,630           199,692,238
                                                                                                0          202,699,815
------------------------------------------------------------------------------------------------------------------------
               0          3,371,568          3,371,568           166,269,175
                                                                                                0          169,450,553
------------------------------------------------------------------------------------------------------------------------
      29,299,509                  0        (29,299,509)         (204,019,879)
                                                                                      191,515,746                    0
------------------------------------------------------------------------------------------------------------------------
    $612,391,085       $915,465,761       $303,074,676          $615,188,037       $8,565,202,363      $11,155,254,351
========================================================================================================================

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):
5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


----------------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                                Valuation
                                                                                  Period
                                                               Dividends        Deductions
----------------------------------------------------------------------------------------------

  Aetna Variable Fund:                                       $515,238,366    ($54,321,686)
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------
  Aetna Income Shares:                                         23,144,319      (4,611,478)
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------
  Aetna Variable Encore Fund:                                  14,058,252      (2,878,790)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Investment Advisers Fund, Inc.:                        72,699,670      (9,562,496)
  Annuity contracts in accumulation
  Annuity contracts in payment period
----------------------------------------------------------------------------------------------
  Aetna GET Fund, Series B:                                     5,304,368      (1,100,778)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna GET Fund, Series C:                                       969,084        (280,865)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Ascent Variable Portfolio:                                963,171        (137,931)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Crossroads Variable Portfolio:                            797,511        (106,179)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Legacy Variable Portfolio:                                595,666         (63,355)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Aetna Variable Index Plus Portfolio:                             57,328         (16,537)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Alger American Funds:
   Growth Portfolio:                                            2,138,198        (966,404)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                              1,173,212      (3,731,877)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Calvert Responsibly Invested Balanced Fund:                   3,000,539        (425,159)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                     2,269,871        (994,896)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
   Growth Portfolio:                                            2,304,888        (707,334)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
   Overseas Portfolio:                                            115,737         (82,498)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       955,910        (196,386)
  Annuity contracts in accumulation
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                 Proceeds         Cost of           Net
                                                                   from         Investments       Realized
                                                                   Sales            Sold        Gain (Loss)
--------------------------------------------------------------------------------------------------------------

  Aetna Variable Fund:                                       $1,237,963,630    $841,837,896    $396,125,734
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------------------
  Aetna Income Shares:                                          155,474,786     153,469,788       2,004,998
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------------------
  Aetna Variable Encore Fund:                                   175,207,017     167,163,639       8,043,378
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Investment Advisers Fund, Inc.:                         223,353,174     160,905,519      62,447,655
  Annuity contracts in accumulation
  Annuity contracts in payment period
--------------------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series B:                                      25,117,816      18,596,857       6,520,959
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna GET Fund, Series C:                                         229,569         224,240           5,329
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Ascent Variable Portfolio:                                  514,612         443,710          70,902
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Crossroads Variable Portfolio:                              755,620         679,118          76,502
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Legacy Variable Portfolio:                                1,206,903       1,119,490          87,413
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Aetna Variable Index Plus Portfolio:                              356,603         338,531          18,072
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Alger American Funds:
   Growth Portfolio:                                              3,326,813       3,149,890         176,923
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio:                               24,333,106      17,577,100       6,756,006
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Calvert Responsibly Invested Balanced Fund:                     1,793,014       1,429,393         363,621
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                       3,851,613       3,166,678         684,935
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                                623,639         453,561         170,078
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                            2,280,928       2,065,136         215,792
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------
  Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       2,016,939       1,797,456         219,483
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
             Net Unrealized                                            Net
               Gain (Loss)                        Net          Increase (Decrease)                  Net Assets
               -----------                     Change in          In Net Assets                     ----------
       Beginning               End            Unrealized            from Unit            Beginning              End
        of Year              of Year          Gain (Loss)         Transactions            of Year             of Year
--------------------------------------------------------------------------------------------------------------------------
         $267,567,573      $327,744,944       $60,177,371          $39,664,335
                                                                                      $3,805,891,355      $4,694,078,344
                                                                                         144,049,741         212,746,872
--------------------------------------------------------------------------------------------------------------------------
           3,230,862        (9,314,233)       (12,545,095)         (34,151,027)
                                                                                         380,937,626         354,233,289
                                                                                           5,069,969           5,616,023
--------------------------------------------------------------------------------------------------------------------------
           9,204,418          (750,036)        (9,954,454)           5,744,394
                                                                                         230,291,686         245,304,466
--------------------------------------------------------------------------------------------------------------------------
         122,622,603        97,219,569        (25,403,034)          (7,904,062)
                                                                                         713,304,833         800,532,626
                                                                                           9,712,862          14,762,802
--------------------------------------------------------------------------------------------------------------------------
          13,423,804        17,286,695          3,862,891          (22,661,545)
                                                                                          73,136,258          65,062,153
--------------------------------------------------------------------------------------------------------------------------
                   0         2,983,885          2,983,885          195,380,730
                                                                                                   0         199,058,163
--------------------------------------------------------------------------------------------------------------------------
             105,405         1,716,824          1,611,419           14,244,294
                                                                                           4,908,736          21,660,591
--------------------------------------------------------------------------------------------------------------------------
              68,967           838,329            769,362            9,552,968
                                                                                           3,668,757          14,758,921
--------------------------------------------------------------------------------------------------------------------------
              36,214           112,482             76,268            6,451,330
                                                                                           1,919,680           9,067,002
--------------------------------------------------------------------------------------------------------------------------
                   0            80,325             80,325           10,514,249
                                                                                                   0          10,653,437
--------------------------------------------------------------------------------------------------------------------------
            (285,937)        6,730,808          7,016,745           58,052,710
                                                                                          38,454,000         104,872,172
--------------------------------------------------------------------------------------------------------------------------
          38,038,924        39,364,541          1,325,617           77,101,765
                                                                                         241,246,447         323,871,170
--------------------------------------------------------------------------------------------------------------------------
           2,175,908         2,963,927            788,019            7,573,554
                                                                                          28,688,761          39,989,335
--------------------------------------------------------------------------------------------------------------------------
           2,759,687        10,675,870          7,916,183           58,569,396
                                                                                          38,023,939         106,469,428
--------------------------------------------------------------------------------------------------------------------------
             505,388         5,256,264          4,750,876           46,205,811
                                                                                          27,717,728          80,442,047
--------------------------------------------------------------------------------------------------------------------------
             163,196           649,630            486,434            3,994,936
                                                                                           3,718,987           8,449,388
--------------------------------------------------------------------------------------------------------------------------
           1,530,985         2,502,591            971,606              782,358
                                                                                          14,370,158          17,103,129
--------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account C
Notes to Financial Statements - December 31, 1997 (continued):

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):


-------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                                       Valuation
                                                                         Period
                                                      Dividends        Deductions
-------------------------------------------------------------------------------------

   Contrafund Portfolio:                                $357,388       ($910,633)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Index 500 Portfolio:                                  219,199        (139,391)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Franklin Government Securities Trust:                1,223,061        (290,354)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Janus Aspen Series:
   Aggressive Growth Portfolio:                        1,589,459      (1,739,222)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Balanced Portfolio:                                   238,807         (87,725)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Flexible Income Portfolio:                            499,929         (72,736)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Growth Portfolio:                                     630,364        (245,877)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Short-Term Bond Portfolio:                             61,378         (14,453)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                         1,725,690      (1,035,043)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Lexington Emerging Markets Fund:                             0         (55,554)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Lexington Natural Resources Trust Fund:                 80,144        (231,100)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Neuberger and Berman Advisers Management Trust -
   Growth Portfolio:                                   8,437,018      (1,199,983)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Scudder Variable Life Investment Fund -
   International Portfolio:                            4,063,525      (2,264,627)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  TCI Portfolios, Inc. - Growth Fund:                 47,942,547      (4,974,984)
  Annuity contracts in accumulation
-------------------------------------------------------------------------------------
  Total Variable Annuity Account C                  $712,854,599   ($ 93,446,331)
=====================================================================================


--------------------------------------------------------------------------------------------------------
Year Ended December 31, 1996
                                                        Proceeds          Cost of             Net
                                                          from          Investments        Realized
                                                          Sales             Sold          Gain (Loss)
--------------------------------------------------------------------------------------------------------

   Contrafund Portfolio:                                $1,299,964        $1,078,898         $221,066
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                  1,105,697           943,071          162,626
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Franklin Government Securities Trust:                  5,788,894         5,646,267          142,627
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Janus Aspen Series:
   Aggressive Growth Portfolio:                          4,803,682         3,702,615        1,101,067
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                                   1,671,701         1,511,274          160,427
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Flexible Income Portfolio:                            1,541,843         1,429,353          112,490
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                     1,130,979           963,703          167,276
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio:                              726,351           729,002           (2,651)
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                           1,942,344         1,492,553          449,791
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Lexington Emerging Markets Fund:                         905,228           870,164           35,064
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Lexington Natural Resources Trust Fund:                7,649,108         6,026,027        1,623,081
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Neuberger and Berman Advisers Management Trust -
   Growth Portfolio:                                    15,336,623        13,853,081        1,483,542
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Scudder Variable Life Investment Fund -
   International Portfolio:                             26,981,873        22,523,390        4,458,483
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  TCI Portfolios, Inc. - Growth Fund:                  131,517,962       112,052,109       19,465,853
  Annuity contracts in accumulation
--------------------------------------------------------------------------------------------------------
  Total Variable Annuity Account C                  $2,060,808,031    $1,547,239,509     $513,568,522
========================================================================================================

----------------------------------------------------------------------------------------------------------------------
            Net Unrealized                                         Net
             Gain (Loss)                      Net          Increase (Decrease)                  Net Assets
             -----------                   Change in          In Net Assets                     ----------
     Beginning              End            Unrealized           from Unit            Beginning              End
      of Year             of Year         Gain (Loss)         Transactions            of Year             of Year
----------------------------------------------------------------------------------------------------------------------
        $285,166        $15,161,493        $14,876,327         $73,985,256
                                                                                     $30,357,117        $118,886,521
----------------------------------------------------------------------------------------------------------------------
         223,865          2,304,865          2,081,000          15,496,325
                                                                                       3,411,144          21,230,903
----------------------------------------------------------------------------------------------------------------------
         831,241            405,959           (425,282)            664,776
                                                                                      22,042,115          23,356,943
----------------------------------------------------------------------------------------------------------------------
      13,091,398         17,668,916          4,577,518          79,952,029
                                                                                      87,395,716         172,876,567
----------------------------------------------------------------------------------------------------------------------
          60,530            751,567            691,037          12,773,551
                                                                                       1,505,170          15,281,267
----------------------------------------------------------------------------------------------------------------------
         167,581            140,666            (26,915)          4,046,573
                                                                                       3,858,123           8,417,464
----------------------------------------------------------------------------------------------------------------------
         145,978          2,192,571          2,046,593          33,135,966
                                                                                       5,066,487          40,800,809
----------------------------------------------------------------------------------------------------------------------
            (354)            (6,468)            (6,114)          1,108,236
                                                                                         544,210           1,690,606
----------------------------------------------------------------------------------------------------------------------
         786,497         16,710,390         15,923,893         139,287,080
                                                                                      16,046,863         172,398,274
----------------------------------------------------------------------------------------------------------------------
         (46,118)           102,991            149,109           1,627,816
                                                                                       3,089,046           4,845,481
----------------------------------------------------------------------------------------------------------------------
       1,277,740          3,997,171          2,719,431           5,442,307
                                                                                      14,210,484          23,844,347
----------------------------------------------------------------------------------------------------------------------
      11,656,721          9,459,521         (2,197,200)           (937,272)
                                                                                      89,495,579          95,081,684
----------------------------------------------------------------------------------------------------------------------
      12,783,439         29,299,509         16,516,070           4,017,712
                                                                                     164,724,583         191,515,746
----------------------------------------------------------------------------------------------------------------------
      91,671,503          8,139,519        (83,531,984)        (57,916,538)
                                                                                     425,259,499         346,244,393
----------------------------------------------------------------------------------------------------------------------
 $   594,083,184       $612,391,085      $  18,307,901       $ 781,800,013        $6,632,117,659      $8,565,202,363
======================================================================================================================

                          Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity Company and
     Contract Owners of Variable Annuity Account C:


We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account C (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account C as of December 31, 1997, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



                                              KPMG Peat Marwick LLP


Hartford, Connecticut
February 27, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                   Index to Consolidated Financial Statements
                   ------------------------------------------

                                                                      Page

Independent Auditors' Report                                            F-2

Consolidated Financial Statements:

       Consolidated Statements of Income for the Years Ended
         December 31, 1997, 1996 and 1995                               F-3

       Consolidated Balance Sheets as of December 31, 1997
         and 1996                                                       F-4

       Consolidated Statements of Changes in Shareholder's Equity
         for the Years Ended December 31, 1997, 1996 and 1995           F-5

       Consolidated Statements of Cash Flows for the Years
         Ended December 31, 1997, 1996 and 1995                         F-6

       Notes to Consolidated Financial Statements                       F-7

                          Independent Auditors' Report


The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                      /s/ KPMG Peat Marwick LLP



Hartford, Connecticut
February 3, 1998

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                        Consolidated Statements of Income
                                   (millions)

                                                Years Ended December 31,
                                            --------------------------------
                                              1997         1996       1995
                                            -------       -------    -------
Revenue:
  Premiums                                   $267.1        $133.6     $212.7
  Charges assessed against policyholders      475.0         396.5      318.9
  Net investment income                     1,080.5       1,045.6    1,004.3
  Net realized capital gains                   36.0          19.7       41.3
  Other income                                 39.7          45.4       42.0
                                            -------       -------    -------
        Total revenue                       1,898.3       1,640.8    1,619.2
                                            -------       -------    -------

Benefits and expenses:
  Current and future benefits               1,127.8         968.6      997.2
  Operating expenses                          347.4         342.2      310.8
  Amortization of deferred policy
     acquisition costs                        128.4          69.8       48.0
  Severance and facilities charges               --          61.3         --
                                            -------       -------    -------
       Total benefits and expenses          1,603.6       1,441.9    1,356.0
                                            -------       -------    -------

Income before income taxes                    294.7         198.9      263.2

   Income taxes                                89.4          57.8       87.3
                                            -------       -------    -------

Net income                                   $205.3        $141.1     $175.9
                                            =======       =======    =======

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                           Consolidated Balance Sheets
                          (millions, except share data)

                                                                               December 31,  December 31,
Assets                                                                           1997           1996
------                                                                           ----           ----
Investments:
  Debt securities available for sale, at fair value
    (amortized cost:  $12,912.2 and $12,539.1)                                 $13,463.8     $12,905.5
  Equity securities, available for sale:
    Nonredeemable preferred stock (cost:  $131.7 and $107.6)                       147.6         119.0
    Investment in affiliated mutual funds (cost:  $78.1 and $77.3)                  83.0          81.1
    Common stock (cost:  $0.2 and $0.0)                                               .6            .3
  Short-term investments                                                            95.6          34.8
  Mortgage loans                                                                    12.8          13.0
  Policy loans                                                                     469.6         399.3
                                                                               ---------      --------
       Total investments                                                        14,273.0      13,553.0

Cash and cash equivalents                                                          565.4         459.1
Accrued investment income                                                          163.0         159.0
Premiums due and other receivables                                                  63.7          26.6
Deferred policy acquisition costs                                                1,654.6       1,515.3
Reinsurance loan to affiliate                                                      397.2         628.3
Other assets                                                                        46.8          33.7
Separate accounts assets                                                        22,982.7      15,318.3
                                                                               ---------      --------

       Total assets                                                            $40,146.4     $31,693.3
                                                                               =========      ========

Liabilities and Shareholder's Equity

Liabilities:
  Future policy benefits                                                        $3,763.7      $3,617.0
  Unpaid claims and claim expenses                                                  38.0          28.9
  Policyholders' funds left with the Company                                    11,143.5      10,663.7
                                                                               ---------      --------
       Total insurance reserve liabilities                                      14,945.2      14,309.6
  Other liabilities                                                                312.8         354.7
  Income taxes:
    Current                                                                         12.4          20.7
    Deferred                                                                        72.0          80.5
  Separate accounts liabilities                                                 22,970.0      15,318.3
                                                                               ---------      --------
       Total liabilities                                                        38,312.4      30,083.8
                                                                               ---------      --------

Shareholder's equity:
  Common stock, par value $50 (100,000 shares
   authorized; 55,000 shares issued and outstanding)                                 2.8           2.8
  Paid-in capital                                                                  418.0         418.0
  Accumulated other comprehensive income                                            92.9          60.5
  Retained earnings                                                              1,320.3       1,128.2
                                                                               ---------      --------
       Total shareholder's equity                                                1,834.0       1,609.5
                                                                               ---------      --------

         Total liabilities and shareholder's equity                            $40,146.4     $31,693.3
                                                                               =========      ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                              Years  Ended December 31,
                                                           ---------------------------------
                                                             1997        1996          1995
                                                           --------     --------    --------
Shareholder's equity, beginning of year                    $1,609.5     $1,583.0    $1,088.5

Comprehensive income
   Net income                                                 205.3        141.1       175.9
   Other comprehensive income, net of tax
      Unrealized gains (losses) on securities ($50.1
      million,  $(110.8) million and $494.6 million,           32.4        (72.0)      321.5
      pretax, respectively)
                                                           --------     --------    --------
Total comprehensive income                                    237.7         69.1       497.4
                                                           --------     --------    --------

Capital contributions                                            --         10.4         0.0

Other changes                                                   4.1        (49.5)        0.0

Common stock dividends                                        (17.3)        (3.5)       (2.9)
                                                           --------     --------    --------

Shareholder's equity, end of year                          $1,834.0     $1,609.5    $1,583.0
                                                           ========     ========    ========

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                      Consolidated Statements of Cash Flows
                                   (millions)

                                                                                 Years Ended December 31,
                                                                             ------------------------------
                                                                              1997        1996        1995
                                                                             ------      ------      ------
Cash Flows from Operating Activities:
         Net income                                                          $205.3      $141.1      $175.9
         Adjustments to reconcile net income to net cash provided by
         (used for) operating activities:
         (Increase) decrease  in accrued investment income                     (4.0)       16.5       (33.3)
         (Increase) decrease in premiums due and other receivables            (33.3)        1.6        25.4
         Increase in policy loans                                             (70.3)      (60.7)      (89.9)
         Increase in deferred policy acquisition costs                       (139.3)     (174.0)     (177.0)
         Decrease in reinsurance loan to affiliate                            231.1        27.2        34.8
         Net increase in universal life account balances                      286.4       243.2       393.4
         (Decrease) increase in other insurance reserve liabilities          (249.6)     (211.5)       79.0
         Net (decrease) increase in other liabilities and other assets        (41.7)        3.1        13.0
         Decrease in income taxes                                             (31.4)      (26.7)       (4.5)
         Net accretion of discount on investments                             (66.4)      (68.0)      (66.4)
         Net realized capital gains                                           (36.0)      (19.7)      (41.3)
         Other, net                                                              --         1.1          --
                                                                           --------    --------    --------
               Net cash provided by (used for) operating activities            50.8      (126.8)      309.1
                                                                           --------    --------    --------

Cash Flows from Investing Activities:
         Proceeds from sales of:
            Debt securities available for sale                              5,311.3     5,182.2     4,207.2
            Equity securities                                                 103.1       190.5       180.8
            Mortgage loans                                                      0.2         8.7        10.7
            Limited partnership                                                  --          --        26.6
         Investment maturities and collections of:
            Debt securities available for sale                              1,212.7       885.2       583.9
            Short-term investments                                             89.3        35.0       106.1
         Cost of investment purchases in:
            Debt securities available for sale                             (6,732.8)   (6,534.3)   (6,034.0)
            Equity securities                                                (113.3)     (118.1)     (170.9)
            Short-term investments                                           (149.9)      (54.7)      (24.7)
            Mortgage loans                                                       --          --       (21.3)
         Other, net                                                              --       (17.6)         --
                                                                           --------    --------    --------
               Net cash used for investing activities                        (279.4)     (423.1)   (1,135.6)
                                                                           --------    --------    --------

Cash Flows from Financing Activities:
         Deposits and interest credited for investment contracts            1,621.2     1,579.5     1,884.5
         Withdrawals of investment contracts                               (1,256.3)   (1,146.2)   (1,109.6)
         Capital contribution to Separate Account                             (25.0)         --          --
         Return of capital from Separate Account                               12.3          --          --
         Capital contribution from HOLDCO                                        --        10.4          --
         Dividends paid to shareholder                                        (17.3)       (3.5)       (2.9)
                                                                           --------    --------    --------
               Net cash provided by financing activities                      334.9       440.2       772.0
                                                                           --------    --------    --------

Net increase (decrease) in cash and cash equivalents                          106.3      (109.7)      (54.5)
Cash and cash equivalents, beginning of year                                  459.1       568.8       623.3
                                                                           --------    --------    --------

Cash and cash equivalents, end of year                                       $565.4      $459.1      $568.8
                                                                           ========    ========    ========

Supplemental cash flow information:
    Income taxes paid, net                                                   $119.6       $85.5       $92.8
                                                                           ========    ========    ========

See Notes to Consolidated Financial Statements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

                   Notes to Consolidated Financial Statements

1.   Summary of Significant Accounting Policies

     Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services and life insurance products in the United States. The Company has two business segments: financial services and individual life insurance.

     Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

     Individual life insurance products include universal life, variable universal life, traditional whole life and term insurance.

     Basis of Presentation
     ---------------------

     The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc., whose ultimate parent is Aetna Inc. ("Aetna").

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1996 and 1995 financial information to conform to the 1997 presentation.

     New Accounting Standard
     -----------------------

     As of December 31, 1997 the Company adopted Financial Accounting Standard ("FAS") No. 130, Reporting Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income encompasses all changes in shareholder's equity (except those arising from transactions with shareholders) and includes net income and net unrealized capital gains or losses on available-for-sale securities. As this new standard only requires additional information in a financial statement, it does not affect the Company's financial position or results of operations.

     Future Application of Accounting Standards
     ------------------------------------------

     Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

     FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, was issued in June 1996 and provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Future Application of Accounting Standards (Continued)

     FAS No. 125 is effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending are not effective until January 1, 1998. Provisions effective in 1997 did not have a material effect on the Company's financial position or results of operations. The Company does not expect adoption of this statement for provisions effective in 1998 to have a material effect on its financial position or results of operations.

     Accounting by Insurance and Other Enterprises for Insurance-Related Assessments

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     Investments

     Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available for sale investments, other than amounts allocable to experience rated contractholders, are reflected in shareholder's equity, net of related taxes.

     Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     The company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 1997 and 1996, the Company loaned securities (which are reflected as invested assets) with a market value of approximately $385.1 million and $444.7 million, respectively.

     Purchases and sales of debt and equity securities are recorded on the trade date.

     The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

     Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

     Short-term investments, consisting primarily of money market instruments and other debt issues purchased with a maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

     The Company utilizes futures contracts, swap agreements and warrants for other than trading purposes in order to manage investment returns and price risk and to align maturities, interest rates, and funds availability with its obligations. (Refer to Note 3.)

     Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains and losses on the hedging instrument are reflected in net realized capital gains or losses.

     Interest rate swap agreements which are designated as interest rate risk management instruments at inception are accounted for using the accrual method. Accordingly, the difference between amounts

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.   Summary of Significant Accounting Policies (Continued)

     Investments (Continued)

     paid and received on such agreements is reported in net investment income. There is no recognition in the Consolidated Balance Sheets for changes in the fair value of the agreement.

     Warrants represent the right to purchase specific securities and are accounted for as hedges. Upon exercise, the cost of the warrants are added to the basis of the securities purchased.

     Deferred Policy Acquisition Costs

     Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods (up to 20 years). For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 20 years). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

     Insurance Reserve Liabilities

     Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon. Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 12.00% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

     Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.50% to 9.50% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

     Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

1.    Summary of Significant Accounting Policies (Continued)

     Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

     For universal life and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

     Separate Accounts

     Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

     Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option. Since the Company bears the investment risk where the contract is held to maturity, the assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $658.6 million for 1997 (fair value $668.7 million) and $515.6 million for 1996 (fair value $523.0 million). Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.10% to 8.00% in both 1997 and in 1996.

     Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains and losses on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     Income Taxes

     The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments

     Debt securities available for sale as of December 31, 1997 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized           Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------          ------
                                                                                   (millions)
       U.S. government and government
          agencies and authorities                           $1,219.7            $74.0             $0.1           $1,293.6

       States, municipalities and political
          subdivisions                                            0.3               --               --                0.3

       U.S. corporate securities:
            Financial                                         2,370.7             84.6              1.3            2,454.0
            Food & fiber                                        195.4              9.3               --              204.7
            Healthcare & consumer products                      728.5             27.0              2.6              752.9
            Media & broadcast                                   252.9             14.7              0.1              267.5
            Natural resources                                   143.5              5.5                -              149.0
            Transportation & capital goods                      528.2             33.2              0.1              561.3
            Utilities                                           521.3             23.5              0.9              543.9
            Other corporate securities                           96.9              3.2                -              100.1
                                                           ----------         --------         --------        -----------
          Total U.S. corporate securities                     4,837.4            201.0              5.0            5,033.4

       Foreign Securities:
            Government                                          612.5             36.7             23.6              625.6
            Utilities                                           177.5             28.7               --              206.2
            Other                                               857.9             27.7             42.8              842.8
                                                           ----------         --------         --------        -----------
          Total foreign securities                            1,647.9             93.1             66.4            1,674.6

       Residential mortgage-backed securities:
            Pass-throughs                                       784.4             71.3              2.0              853.7
            Collateralized mortgage obligations               2,280.5            137.4              2.0            2,415.9
                                                           ----------         --------         --------        -----------
       Total residential mortgage-
          backed securities                                   3,064.9            208.7              4.0            3,269.6

       Commercial/Multifamily mortgage-
          backed securities                                   1,127.8             34.0              0.4            1,161.4

       Other asset-backed securities                          1,014.2             17.1              0.4            1,030.9
                                                           ----------         --------         --------        -----------

       Total Debt Securities                                $12,912.2           $627.9            $76.3          $13,463.8
                                                           ==========         ========         ========        ===========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Debt securities available for sale as of December 31, 1996 were as follows:

                                                                               Gross            Gross
                                                           Amortized        Unrealized        Unrealized            Fair
                                                              Cost              Gains           Losses             Value
                                                           ---------        ----------        ----------           ------
                                                                                    (millions)
       U.S. government and government
          agencies and authorities                           $1,072.4            $20.5             $4.5           $1,088.4

       States, municipalities and political
          subdivisions                                            6.0              1.2               --                7.2

       U.S. corporate securities:
            Financial                                         2,143.4             43.1              9.7            2,176.8
            Food & fiber                                        198.2              4.6              1.3              201.5
            Healthcare & consumer products                      735.9             20.2              6.3              749.8
            Media & broadcast                                   274.9              7.0              2.8              279.1
            Natural resources                                   187.7              4.5              0.4              191.8
            Transportation & capital goods                      521.9             22.0              1.8              542.1
            Utilities                                           448.8             14.8              2.8              460.8
            Other corporate securities                          141.5               3.0              --              144.5
                                                            ---------         ---------        --------          ---------
          Total U.S. corporate securities                     4,652.3            119.2             25.1            4,746.4

       Foreign Securities:
            Government                                          758.6             36.0              5.7              788.9
            Utilities                                           187.8             16.1               --              203.9
            Other                                               945.5             30.9              6.3              970.1
                                                            ---------         --------         ---------         ---------
          Total foreign securities                            1,891.9             83.0             12.0            1,962.9

       Residential mortgage-backed securities:
            Pass-throughs                                       792.2             78.3              3.1              867.4
            Collateralized mortgage obligations               2,227.8             94.9             13.7            2,309.0
                                                            ---------         ---------        --------          ---------
       Total residential mortgage-
          backed securities                                   3,020.0            173.2             16.8            3,176.4

       Commercial/Multifamily mortgage-
          backed securities                                   1,008.7             24.8              5.6            1,027.9

       Other asset-backed securities                            887.8             10.7               2.2             896.3
                                                            ---------         --------         ---------          --------

       Total Debt Securities                                $12,539.1           $432.6            $66.2          $12,905.5
                                                            =========         ========         =========          ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     At December 31, 1997 and 1996, net unrealized appreciation of $551.6 million and $366.4 million, respectively, on available-for-sale debt securities included $429.3 million and $288.5 million, respectively, related to experience rated contracts, which were not reflected in shareholder's equity but in future policy benefits and policyholders' funds left with the Company.

     The carrying and fair value of debt securities for the year ended December 31, 1997 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                             Amortized               Fair
                                               Cost                 Value
                                             ---------              ------
                                                       (millions)
      Due to mature:
        One year or less                        $367.3                $367.6
        After one year through five years      2,165.1               2,195.4
        After five years through ten years     2,367.3               2,407.0
        After ten years                        2,805.6               3,031.9
        Mortgage-backed securities             4,192.7               4,431.0
        Other asset-backed securities          1,014.2               1,030.9
                                             ---------             ---------

               Total                         $12,912.2             $13,463.8
                                             =========             =========

     At December 31, 1997 and 1996, debt securities carried at $8.2 million and $7.6 million, respectively, were on deposit as required by regulatory authorities.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                              1997                        1996
                                                     ---------------------       ------------------------
                                                       Fair      Amortized         Fair         Amortized
                                                      Value         Cost           Value           Cost
                                                     --------     --------       --------        --------
                                                                          (millions)
           Total residential CMOs(1)                 $2,415.9     $2,280.5       $2,309.0        $2,227.8
                                                     ========     ========       ========        ========

           Percentage of total:
               Supporting experience rated products      81.6%                       84.2%
               Supporting remaining products             18.4%                       15.8%
                                                        -----                       -----
                                                        100.0%                      100.0%
                                                        =====                       =====

          (1) At December 31, 1997 and 1996, approximately 73% and 71%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

     There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1997 and 1996, approximately 4% and 3%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

2.   Investments (Continued)

     Investments in equity securities available for sale were as follows:

                                             Gross        Gross
                              Amortized    Unrealized   Unrealized    Fair
                                 Cost        Gains        Losses      Value
                              ---------    ----------   ----------    -----
                                                 (millions)
           1997
           Equity Securities    $210.0        $21.3        $0.1      $231.2
                                ======        =====        ====      ======

           1996
           Equity Securities    $184.9        $16.3        $0.8      $200.4
                                ======        =====        ====      ======

3.   Financial Instruments

     Estimated Fair Value
     --------------------
     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                            1997                    1996
                                     --------------------     -----------------
                                      Carrying      Fair      Carrying     Fair
                                        Value      Value       Value      Value
                                     ---------     ------     --------    -----
                                                      (millions)
        Assets:
            Mortgage loans           $    12.8   $   12.4   $   13.0  $   13.2
        Liabilities:
            Investment contract
             liabilities:
              With a fixed maturity  $ 1,030.3   $1,005.4   $1,014.1  $1,028.8
              Without a fixed
               maturity               10,113.2    9,587.5    9,649.6   9,427.6

     Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Estimated Fair Value  (Continued)

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

     Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

     Investment contract liabilities (included in policyholders' funds left with the Company):

     With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     Off-Balance-Sheet and Other Financial Instruments (including Derivative Instruments)

     The Company uses off-balance-sheet and other financial instruments primarily to manage portfolio risks, including interest rate, prepayment/call, credit, price, and liquidity risks. In 1997 and 1996, Treasury futures contracts were used to manage interest rate risk in the Company's bond portfolio; and, in 1996, stock index futures contracts were used to manage price risk in the Company's equity portfolio. In 1996 and 1995, interest rate swaps and forward commitments to enter into interest rate swaps, respectively, were also used to manage interest rate risk in the Company's bond portfolio.

     Futures Contracts:

     Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. There were no futures contracts open as of December 31, 1997 and 1996.

     Interest Rate Swaps:

     Under interest rate swaps, the Company agrees with other parties to exchange interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made. A single net payment is usually made by one counterparty at each due date or upon termination of the contract. The Company would be

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

3.   Financial Instruments (Continued)

     Off-Balance-Sheet and Other Financial Instruments (Including Derivative Instruments) (Continued)

     exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, however, the Company controls its exposure to credit risk through credit approvals, credit limits and regular monitoring procedures. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. There were no interest rate swap agreements open as of December 31, 1997 and 1996.

     During 1995, the Company received $0.4 million for writing call options on underlying securities. The Company did not write any call options in 1997 and 1996.

     Warrants:

     Warrants are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. As of December 31, 1997 and 1996, the Company had open warrants to purchase equity securities with a fair value of $0.6 million and $0.3 million, respectively.

     Debt Instruments with Derivative Characteristics:

     The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short or long term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1997 was as follows:

                                                          Amortized       Fair
                                                             Cost         Value
                                                          ---------       ----
                                                               (millions)

           Residential collateralized mortgage
                obligations                               $2,280.5      $2,415.9
                Principal-only strips (included above)        59.0          67.0
                Interest-only strips (included above)         12.8          24.3
           Other structured securities with derivative
                characteristics (1)                          107.4         105.2

          (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

4.   Net Investment Income

     Sources of net investment income were as follows:

                                             1997        1996        1995
                                             ----        ----        ----
                                                      (millions)
            Debt securities                  $962.8      $945.3       $891.5
            Nonredeemable preferred stock      13.7         5.9          4.2
            Investment in affiliated
               mutual funds                     4.9        14.3         14.9
            Mortgage loans                      1.3         2.2          1.4
            Policy loans                       19.9        18.4         13.7
            Reinsurance loan to affiliate      37.5        44.1         46.5
            Cash equivalents                   44.2        29.4         38.9
            Other                              10.0         2.1          8.4
                                           --------    --------     --------
            Gross investment income         1,094.3     1,061.7      1,019.5
            Less investment expenses          (13.8)      (16.1)       (15.2)
                                           --------    --------     --------
            Net investment income          $1,080.5    $1,045.6     $1,004.3
                                           ========    ========     ========

     Net investment income includes amounts allocable to experience rated contractholders of $823.1 million, $787.6 million and $744.2 million for the years ended December 31, 1997, 1996 and 1995, respectively. Interest credited to contractholders is included in current and future benefits.

5.   Dividend Restrictions and Shareholder's Equity

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively.

     The amount of dividends that may be paid to the shareholder in 1998 without prior approval by the Insurance Commissioner of the State of Connecticut is $77.6 million.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $80.5 million, $57.8 million and $70.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory capital and surplus was $778.7 million and $713.6 million as of December 31, 1997 and 1996, respectively.

     As of December 31, 1997 the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations

     Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

     Net realized capital gains on investments were as follows:

                                                1997      1996        1995
                                                ----      ----        ----
                                                       (millions)

           Debt securities                      $22.5     $11.1      $32.8
           Equity securities                      9.9       8.6        8.3
           Other                                  3.6        --        0.2
                                               ------  --------     ------
           Pretax realized capital gains        $36.0     $19.7      $41.3
                                               ======  ========     ======
           After tax realized capital gains     $23.2     $13.0      $25.8
                                               ======  ========     ======

     Net realized capital gains of $96.1 million, $53.1 million and $61.1 million for 1997, 1996 and 1995, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in policyholders' funds left with the Company. Net unamortized gains were $138.1 million and $53.3 million at December 31, 1997 and 1996, respectively.

     Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

                                 1997         1996           1995
                                 -----        -----          ----
                                            (millions)

           Proceeds on Sales    $5,311.3      $5,182.2      $4,207.2
           Gross Gains              25.8          24.3          44.6
           Gross Losses              3.3          13.2          11.8

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)


             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities) (excluding those related to experience rated contractholders) were as follows:

                                                1997       1996       1995
                                                ----       ----       ----
                                                       (millions)

          Debt securities                      $44.3    $(100.1)      $255.9
          Equity securities                      5.6      (10.5)        27.3
          Limited partnership                     --         --          1.8
                                               -----    -------       ------
                                                49.9     (110.6)       285.0
          Increase (decrease) in deferred
            income taxes (See Note 8)           17.5      (38.6)       (36.5)
                                               -----    -------       ------
          Net changes in accumulated other
          comprehensive income                 $32.4     $(72.0)      $321.5
                                               =====    =======       ======

     Net unrealized capital gains allocable to experience rated contracts of $356.7 million and $72.6 million at December 31, 1997 and $245.2 million and $43.3 million at December 31, 1996 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

     Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience rated contractholders, at December 31:

                                                 1997     1996       1995
                                                 ----     ----       ----
                                                      (millions)
          Debt securities
            Gross unrealized capital gains      $140.6    $101.7    $179.3
            Gross unrealized capital losses      (18.4)    (23.8)     (1.3)
                                                 -----     -----     -----
                                                 122.2      77.9     178.0
          Equity securities
            Gross unrealized capital gains        21.2      16.3      27.2
            Gross unrealized capital losses       (0.1)     (0.8)     (1.2)
                                                  ----      ----     -----
                                                  21.1      15.5      26.0

          Deferred income taxes (See Note 8)      50.4      32.9      71.5
                                                  ----      ----     -----
          Net accumulated other
            comprehensive income                 $92.9     $60.5    $132.5
                                                  ====      ====     =====

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

6.   Capital Gains and Losses on Investment Operations (Continued)

     Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience rated contractholders) were as follows:

                                                   1997       1996       1995
                                                   ----       ----       ----
                                                           (millions)
          Unrealized holding gains (losses)
          arising during the period (1)            $98.8    $(14.8)    $390.5
          Less:  reclassification adjustment
             for gains and other items included
             in net  income (2)                     66.4      57.2       69.0
                                                   -----    ------     ------
           Net unrealized gains (losses)
             on securities                         $32.4    $(72.0)    $321.5
                                                   =====    ======     ======

          (1) Pretax unrealized holding gains (losses) arising during the period were $152.0 million, ($22.8) million and $600.8 million for 1997, 1996 and 1995, respectively.

          (2) Pretax reclassification adjustments for gains and other items included in net income were $102.4 million, $87.7 million and $107.5 million for 1997, 1996 and 1995, respectively.

7.   Severance and Facilities Charges

     Severance and facilities charges during 1996, as described below, included the following (pretax):

                                                      Vacated
                                             Asset    Leased                    Corporate
      (Millions)                 Severance Write-off Property  Other Allocation   Total
      -------------------------- --------- --------- --------- ----- ---------- ---------
      Financial Services             $29.1    $1.0     $1.3    $1.7    $  --       $33.1
      Individual Life Insurance       12.5     0.4      0.5     0.8       --        14.2
      Corporate Allocation              --      --       --      --     14.0        14.0
                                 --------- --------- --------- ----- ---------- ---------
         Total Company               $41.6    $1.4     $1.8    $2.5    $14.0       $61.3
      -------------------------- --------- --------- --------- ----- ---------- ---------

     In the third quarter of 1996, the Company recorded a $30.7 million after tax ($47.3 million pretax) charge principally related to actions taken or expected to be taken to improve its cost structure relative to its competitors. The severance portion of the charge is based on a plan to eliminate 702 positions (primarily customer service, sales and information technology support staff). The facilities portion of the charge is based on a plan to consolidate sales/service field offices.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

7.   Severance and Facilities Charges (Continued)

     In addition to the above charge, Aetna recorded a facilities and severance charge in the second quarter of 1996, primarily as a result of actions taken or expected to be taken to reduce the level of corporate expenses and other costs previously absorbed by Aetna's property-casualty operations, which were sold in April 1996. The cost allocated to the Company associated with this charge was $9.1 million after tax ($14.0 million pretax).

     Activity for 1997 and 1996 within the severance and facilities reserve (pretax, in millions) and the number of positions eliminated related to such actions were as follows:

       (Millions)                            Reserve      Positions
       -----------------------------------   ----------   ---------

       Balance at December 31, 1995           $   --           --
         Severance and facilities charges       47.3          702
         Corporate Allocation                   14.0           --
         Actions taken (1)                     (13.4)        (178)
                                             ----------   ---------
       Balance at December 31, 1996             47.9          524
         Actions taken (1)                     (27.1)        (163)
                                             ----------   ---------
       Balance at December 31, 1997            $20.8          361
                                             ==========   =========

      (1) Includes $15.9 million and $8.0 million in 1997 and 1996, respectively, of severance-related actions and $7.9 million and $4.1 million in 1997 and 1996, respectively, of corporate allocation-related actions.

     The Company's severance actions are expected to be substantially completed by September 30, 1998. The corporate allocation actions were substantially completed in 1997.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes

     The Company is included in the consolidated federal income tax return, the Illinois Unitary return and the Connecticut and the New York combined state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes used in the consolidated federal income tax return.

     Income taxes for the years ended December 31, consist of:

                                                     1997     1996      1995
                                                     ----     ----      ----
                                                           (millions)
            Current taxes:
              Income Taxes:
                Federal income tax                   $64.5     $50.9     $82.9
                State income tax                       3.7       3.7       3.2
                Net realized capital gains            45.6      25.3      28.5
                                                     -----      ----      ----
                                                     113.8      79.9     114.6
                                                     -----      ----     -----
            Deferred taxes (benefits):
              Income taxes:
                Federal                                8.4      (3.5)    (14.4)
                Net realized capital gains (losses)  (32.8)    (18.6)    (12.9)
                                                     -----     -----     -----
                                                     (24.4)    (22.1)    (27.3)
                                                     -----     -----     -----
            Total                                    $89.4     $57.8     $87.3
                                                     =====     =====     =====

     Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                              1997         1996        1995
                                              ----         ----        ----
                                                        (millions)

            Income before income taxes        $294.7       $198.9       $263.2
            Tax rate                              35%          35%          35%
                                             -------      -------      -------
            Application of the tax rate        103.1         69.6         92.1
                                             -------      -------      -------
            Tax effect of:
              State income tax, net of
                 federal benefit                 2.4          2.4          2.1
              Excludable dividends             (15.9)        (8.7)        (9.3)
              Other, net                        (0.2)        (5.5)         2.4
                                             -------      -------      --------
                 Income taxes                  $89.4        $57.8        $87.3
                                             =======      =======      ========

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                     1997          1996
                                                     ----          ----
                                                         (millions)

           Deferred tax assets:
              Insurance reserves                     $415.8        $344.6
              Unrealized gains allocable to
                experience rated contracts            150.1         100.8
              Investment losses                         6.6           7.5
              Postretirement benefits other
                than pensions                          26.3          27.0
              Deferred compensation                    31.2          25.0
              Pension                                  (3.6)          7.6
              Restructuring charge                      9.5          17.6
              Depreciation                              3.9           2.6
              Other                                     8.8           9.1
                                                  ---------      --------
           Total gross assets                         648.6         541.8

           Deferred tax liabilities:
              Deferred policy acquisition costs       515.6         482.1
              Market discount                           5.1           6.8
              Net unrealized capital gains            200.5         133.7
              Other                                    (0.6)         (0.3)
                                                  ---------     ---------
           Total gross liabilities                    720.6         622.3
                                                  ---------     ---------
           Net deferred tax liability                 $72.0         $80.5
                                                  =========     =========

     Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1997 and 1996, no valuation allowances were required for unrealized capital gains and losses.

     The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1997. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

8.   Income Taxes (Continued)

     The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9.   Benefit Plans

     Employee Pension Plans - The Company, in conjunction with Aetna, has noncontributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over 60 consecutive months of highest earnings in a 120-month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to amounts that are tax-deductible. As of December 31, 1997, Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $2.7 million, $4.3 million and $6.1 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Employee Postretirement Benefits - In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1997, 1996 and 1995 were $2.7 million, $1.8 million and $1.4 million, respectively.

     As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings. In 1997, other changes in shareholder's equity includes an additional $0.8 million reduction reflecting revisions to the allocation of these accrued liabilities.

     Agent Pension Plans - The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

 9.  Benefit Plans (Continued)

     Agent Postretirement Benefits - The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1997, 1996 and 1995 were $0.6 million, $0.7 million and $0.8 million, respectively.

     Incentive Savings Plan - Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.4 million, $5.4 million and $4.9 million in 1997, 1996 and 1995, respectively.

     Stock Plans - Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1997, 1996 and 1995, were $2.9 million, $8.1 million and $6.3 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1997, other changes in shareholder's equity include an additional increase of $2.3 million reflecting revisions to the allocation of the deferred tax benefit.

10.  Related Party Transactions

     The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from 0.10% to 1.90% of their average daily net assets. The Company also receives fees from Aetna managed mutual funds for serving as investment adviser. Under the advisory agreements, these funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company also receives fees (expressed as a percentage of the average daily net assets) from some of its funds for providing administration services, and from The Aetna Series Fund for providing shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and mutual funds, included in charges assessed against policyholders, amounted to $271.2 million, $186.8 million and $128.1 million in 1997, 1996 and 1995, respectively. The Company may waive advisory fees at its discretion.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     The Company acts as an investment adviser for its affiliated mutual funds. Since August 1996, Aeltus Investment Management, Inc. ("Aeltus"), a wholly owned subsidiary of HOLDCO and an affiliate of the Company, has been acting as Subadvisor for affiliated mutual funds and adviser for most of the General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1997 and 1996, the Company paid $45.5 million and $16.0 million in such fees.

     The Company may, from time to time, make reimbursements to an Aetna managed mutual fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.

     Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement has been amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves will be ceded to the Company from Aetna Life as investment rollover occurs and the loan previously established will be reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) and $628.3 million as of December 31, 1997 and 1996, respectively, relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million and $625.3 million as of December 31, 1997 and 1996, respectively, and is based upon the fair value of the underlying assets. Premiums of $176.7 million, $25.3 million and $28.0 million and current and future benefits of $183.9 million, $39.5 million and $43.0 million were assumed in 1997, 1996 and 1995, respectively.

     Investment income of $37.5 million, $44.1 million and $46.5 million was generated from the reinsurance loan to affiliate in 1997, 1996 and 1995, respectively.

     On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $32.5 million and $28.9 million were maintained for this contract as of December 31, 1997 and 1996, respectively.

     Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

10.  Related Party Transactions (Continued)

     limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $5.9 million, $5.2 million and $3.2 million for 1997, 1996 and 1995, respectively.

     Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $0.7 million in 1997.

     The Company received a capital contribution of $10.4 million in cash from HOLDCO in 1996. The Company received no capital contributions in 1997 or 1995.

     The Company paid $17.3 million and $3.5 million in cash dividends to HOLDCO in 1997 and 1996, respectively. In 1995, the Company dividended $2.9 million in the form of two of its subsidiaries, Systematized Benefits Administrators, Inc. and Aetna Investment Services, Inc., to Aetna Retirement Services, Inc. (the Company's former parent).

     Premiums due and other receivables include $37.0 million and $2.8 million due from affiliates in 1997 and 1996, respectively. Other liabilities include $1.2 million and $10.7 million due to affiliates for 1997 and 1996, respectively.

     As of December 31, 1997, Aetna transferred to the Company $2.5 million based on its decision not to settle state tax liabilities for the years 1996 and 1997. This amount has been reported as an other increase in retained earnings.

     Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11.  Reinsurance

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

11.  Reinsurance (Continued)

     The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                         Ceded to       Assumed
                                              Direct      Other       from Other       Net
                                              Amount    Companies      Companies     Amount
                                                         (millions)
                                              -------  -------------  -----------  ---------
                              1997
                              ----
           Premiums:
              Life Insurance                   $ 35.7      $15.1         $177.4      $198.0
              Accident and Health Insurance       5.6        5.6             --          --
              Annuities                          67.9         --            1.2        69.1
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $109.2      $20.7         $178.6      $267.1
                                              =======  =============  ===========  =========

                              1996
                              ----
           Premiums:
              Life Insurance                   $ 34.6      $11.2          $25.3      $ 48.7
              Accident and Health Insurance       6.3        6.3             --          --
              Annuities                          84.3         --            0.6        84.9
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $125.2      $17.5          $25.9      $133.6
                                              =======  =============  ===========  =========

                              1995
                              ----
           Premiums:
              Life Insurance                   $ 28.8      $ 8.6          $28.0       $ 48.2
              Accident and Health Insurance       7.5        7.5             --           --
              Annuities                         164.0         --            0.5        164.5
                                              -------  -------------  -----------  ---------
                  Total earned premiums        $200.3      $16.1          $28.5       $212.7
                                              =======  =============  ===========  =========

12.  Commitments and Contingent Liabilities

     Commitments

     Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1997, the Company had commitments to purchase investments of $38.7 million. The fair value of the investments at December 31, 1997 approximated $39.0 million.

             AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
                       (A wholly owned subsidiary of Aetna
                           Retirement Holdings, Inc.)

             Notes to Consolidated Financial Statements (Continued)

12.  Commitments and Contingent Liabilities (Continued)

     Litigation

     The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.


13.  Segment Information (1)

     The Company's operations are reported through two major business segments:
     Financial Services and Individual Life Insurance. Summarized financial information for the Company's principal operations was as follows:

                                                1997         1996         1995
                                             ---------    ---------    ---------
                                                          (millions)
         Revenue:
           Financial Services                 $1,277.9     $1,195.1     $1,211.3
           Individual Life Insurance             620.4        445.7        407.9
                                             ---------    ---------    ---------
                Total revenue                 $1,898.3     $1,640.8     $1,619.2
                                             =========    =========    =========
         Income before income taxes: (2)
           Financial Services                   $188.2       $129.9       $160.1
           Individual Life Insurance             106.5         83.0        103.1
                                             ---------    ---------    ---------
                Total income before
                  income taxes                  $294.7       $212.9       $263.2
                                             =========    =========    =========
         Net income: (2)
           Financial Services                   $137.5        $94.3       $113.8
           Individual Life Insurance              67.8         55.9         62.1
                                             ---------    ---------    ---------
                Net income                      $205.3       $150.2       $175.9
                                             =========    =========    =========
         Assets under management: (3)
           Financial Services  (4)           $37,609.3    $27,268.1    $22,534.4
           Individual Life Insurance           3,096.1      2,830.5      2,590.9
                                             ---------    ---------    ---------
             Total assets under management    40,705.4    $30,098.6    $25,125.3
                                             =========    =========    =========

          (1) The 1996 results include severance and facilities charges of $30.7 million, after tax. Of this charge $21.5 million related to the Financial Services segment and $9.2 million related to the Individual Life Insurance segment.

          (2) Excludes any effect of the corporate facilities and severance charge recorded in 1996 which is not directly allocable to the Financial Services and Individual Life Insurance segments. (Refer to Note 7).

          (3) Excludes net unrealized capital gains (losses) of $551.5 million, $366.4 million and $797.1 million at December 31, 1997, 1996 and 1995, respectively.

          (4) The December 31, 1997 balance includes the transfer of $4,078.5 million of assets under management that were previously reported by an affiliate.

Form No. SAI.01107-98                                        ALIAC Ed. May 1998